     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2014



                                                     REGISTRATION NOS. 002-39272
                                                                   AND 811-02162
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ------------
                                    FORM N-4



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                     PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                   POST-EFFECTIVE AMENDMENT NO. 61                    [X]
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                           AMENDMENT NO. 31                           [X]


                       (Check appropriate box or boxes.)
                                 ------------
                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                           (Exact Name of Registrant)


                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              (Name of Depositor)


                  13045 TESSON FERRY ROAD, ST. LOUIS, MO 63128
        (Address of Depositor's Principal Executive Offices) (Zip Code)
               Depositor's Telephone Number, including Area Code:
                                (314) -843-8700
                                 ------------
                                 MARIE C. SWIFT
                           ASSOCIATE GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                    (Name and address of Agent for Service)
It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group and Individual Variable Annuity Contracts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                               PROSPECTUS FOR THE
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS


This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (General American, or the Company, or we, us, or our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities
(TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.


The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Fidelity(R) Variable Insurance Products, Met Investors Series Trust and Metropolitan Series Fund, which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
--------------------------------------------------------

     Equity-Income Portfolio



MET INVESTORS SERIES TRUST -- CLASS A
-------------------------------------

     MFS(R) Research International Portfolio

METROPOLITAN SERIES FUND -- CLASS A
-----------------------------------

     Barclays Aggregate Bond Index Portfolio
     BlackRock Large Cap Value Portfolio
     BlackRock Money Market Portfolio
     Jennison Growth Portfolio
     MetLife Stock Index Portfolio

     WMC Balanced Portfolio



Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.



Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated April 28, 2014). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 38 of this Prospectus.



The Contracts:


   o     are not bank deposits
   o     are not federally insured
   o     are not endorsed by any bank or government agency
   o     are not guaranteed and may be subject to loss of principal


THE SEC HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                 APRIL 28, 2014

                              TABLE OF CONTENTS

INDEX OF SPECIAL TERMS..............................................  4
SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES.........................  4
HIGHLIGHTS..........................................................  7
THE COMPANY.........................................................  8
THE ANNUITY CONTRACTS...............................................  8
PURCHASE............................................................  8
Purchase Payments...................................................  9
Allocation of Purchase Payments.....................................  9
FUNDS............................................................... 10
Additional Information Regarding the Funds.......................... 10
Share Class of the Funds............................................ 12
The General Account................................................. 12
Transfers........................................................... 13
Restrictions on Transfers........................................... 13
Additions, Deletions and Substitutions.............................. 15
EXPENSES............................................................ 15
Surrender Charges (Contingent Deferred Sales Charge)................ 15
Charge-Free Amounts................................................. 16
Administrative Charge............................................... 16
Transfer Charge..................................................... 16
Mortality and Expense Risk Charge................................... 16
Premium and Other Taxes............................................. 16
Fund Expenses....................................................... 17
Exchange Program.................................................... 17
ACCUMULATED VALUE................................................... 17
Accumulated Value................................................... 17
Net Investment Factor............................................... 18
ACCESS TO YOUR MONEY................................................ 18
Surrenders and Partial Withdrawals.................................. 19
Termination Benefits................................................ 19
DEATH BENEFIT....................................................... 19
Death of Contract Owner During the Accumulation Phase............... 19
Death of Annuitant During the Accumulation Phase.................... 20
Death of Contract Owner or Annuitant During the Income Phase........ 20
Special Tax Considerations.......................................... 20
Avoiding Probate.................................................... 21
ANNUITY PAYMENTS.................................................... 21
Annuity Income Options.............................................. 21
Value of Variable Annuity Payments.................................. 22

FEDERAL INCOME TAX CONSIDERATIONS........................................ 23
Non-Qualified Annuity Contracts.......................................... 23
Qualified Annuity Contracts.............................................. 27
PERFORMANCE ADVERTISING.................................................. 34
OTHER INFORMATION........................................................ 35
Separate Account Two..................................................... 35
Distributor of the Contracts............................................. 35
Legal Proceedings........................................................ 36
Voting Rights............................................................ 36
Written Notice or Written Request........................................ 36
Deferment of Payment..................................................... 36
Ownership................................................................ 37
The Beneficiary.......................................................... 37
Assignments.............................................................. 37
Financial Statements..................................................... 37
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............. 38
APPENDIX A............................................................... 38
Historical Table of Units and Unit Values for Qualified Plans............ 38
Historical Table of Units and Unit Values for Non-Qualified Plans........ 38
Table of Units and Unit Values........................................... 38
Notes on Appendix A...................................................... 42

                             INDEX OF SPECIAL TERMS


Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                             PAGE
                                            -----
        Accumulation Phase...............     8
        Annuitant........................    21
        Annuity Commencement Date........    21
        Annuity Income Options...........    21
        Annuity Payments.................     8
        Beneficiary......................    21
        Business Day.....................     9
        General Account..................    12
        Good Order.......................     9
        Income Phase.....................     8
        Funds............................    10
        Non-Qualified....................    23
        Owner............................    37
        Purchase Payment.................     9
        Qualified........................    23
        Tax Deferral.....................     8


                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.


OWNER TRANSACTION EXPENSES (1)


SURRENDER CHARGES (EXPRESSED AS A PERCENTAGE OF AMOUNT WITHDRAWN) 9% (SEE NOTE
2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. General American is currently waiving the administrative charge and the transfer charge for Contracts sold prior to May 8, 1982, but reserves the right to charge the fees in the future. No Surrender Charge applies to these Contracts.

(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.


  First Contract Year             9.00%
  Second Contract Year            8.00%
  Third Contract Year             7.00%
                                           The Surrender Charge is levied only when you withdraw money
  Fourth Contract Year            6.00%
                                           from your Contract. The first 10% of the account value you
  Fifth Contract Year             5.00%
                                           withdraw in any Contract Year will not have a Surrender Charge
  Sixth Contract Year             4.00%
                                           applied to it.
  Seventh Contract Year           3.00%
  Eighth Contract Year            2.00%
  Ninth Contract Year             1.00%



TRANSFER FEE:   None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.


SEPARATE ACCOUNT ANNUAL FEES
(AS A PERCENTAGE OF THE ACCUMULATED VALUE OF YOUR CONTRACT)


        Mortality and Expense Risk Charge:            1.00%(1)
                                                      -------
        TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:       1.00%

(1) For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.



FUND EXPENSES AS OF DECEMBER 31, 2013


The first table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. The second table shows the annual operating expenses for each Fund for the year ended December 31, 2013, before and after any applicable contractual expense subsidy or expense deferral arrangement. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                        MINIMUM     MAXIMUM
                                                                       ---------   --------
        Total Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets, including
         management fees, distribution and/or service (12b-1) fees,
         and other expenses)                                            0.27%       0.75%


FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                                           ACQUIRED
                                                 DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
FUND                                    FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
---------------------------------- ------------ -------------- ---------- ---------- ----------- --------------- ----------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio               0.45%          --          0.10%    0.02%        0.57%       --              0.57%
MET INVESTORS SERIES TRUST --
 CLASS A
MFS(R) Research International
 Portfolio                            0.68%          --          0.07%    --           0.75%     0.06%             0.69%
METROPOLITAN SERIES FUND --
 CLASS A
Barclays Aggregate Bond Index
 Portfolio                            0.25%          --          0.03%    --           0.28%     0.01%             0.27%
BlackRock Large Cap Value
 Portfolio                            0.63%          --          0.02%    --           0.65%     0.06%             0.59%
BlackRock Money Market Portfolio      0.33%          --          0.02%    --           0.35%     0.02%             0.33%
Jennison Growth Portfolio             0.60%          --          0.02%    --           0.62%     0.07%             0.55%

                                                                        ACQUIRED
                                              DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                 AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                 MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
FUND                                 FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------- ------------ -------------- ---------- ---------- ----------- --------------- ----------
MetLife Stock Index Portfolio      0.25%          --          0.02%       --        0.27%         0.01%         0.26%
WMC Balanced Portfolio             0.46%          --          0.05%       --        0.51%         0.00%         0.51%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.



EXAMPLES:


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:             $985      $1,172      $1,384      $2,030
  (b) MINIMUM:             $937      $1,025      $1,134      $1,506


(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:             $175        $542        $934      $2,030
  (b) MINIMUM:             $127        $395        $684      $1,506


For Contracts issued prior to May 1, 1982:


(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:             $642        $992      $1,365      $2,408
  (b) MINIMUM:             $596        $852      $1,127      $1,909

Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.


NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).


Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.


                                   HIGHLIGHTS


The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.


The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.


You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.


Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.


Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.


FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.


Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:


     General American's Variable Annuity Administration Department
     P.O. Box 19098
     Greenville, SC 29602-9098
     (800) 449-6447


All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

Subsequent Purchase Payments. All subsequent purchase payments should be mailed to:


     General American's Variable Annuity Administration Department
     P.O. Box 19098
     Greenville, SC 29602-9098;


or the address provided in any correspondence we send to you.


IF YOU SEND YOUR PURCHASE PAYMENTS OR TRANSACTION REQUESTS TO AN ADDRESS OTHER THAN THE ONE WE HAVE DESIGNATED FOR RECEIPT OF SUCH PURCHASE PAYMENTS OR REQUESTS, WE MAY RETURN THE PURCHASE PAYMENT TO YOU, OR THERE MAY BE A DELAY IN APPLYING THE PURCHASE PAYMENT OR TRANSACTION TO YOUR CONTRACT.


                                  THE COMPANY


We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166-0188. We are licensed to sell life insurance in 49 states, the District of Columbia, and Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.


                             THE ANNUITY CONTRACTS


This Prospectus describes the variable annuity Contracts that we are offering.


An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.


The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.


The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.


The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.


                                    PURCHASE


You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

PURCHASE PAYMENTS


The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1,200. Any purchase payments in excess of this amount will be accepted only after our prior approval.


Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at any time during the accumulation phase so long as the annuitant is living.


We accept purchase payments made by check or cashier's check. We also accept purchase payments in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We do not accept cash, money orders or travelers checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money" below.)


You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.


Qualified Contracts under Section 403(b). If your Contract was issued as a Qualified Contract under Section 403(b) of the Code in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments (if permitted) as significant adverse tax consequences may result from such additional payments. (See "Federal Income Tax Considerations.")


ALLOCATION OF PURCHASE PAYMENTS


You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.


A request or transaction generally is considered in good order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.


If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.


Our business days are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                     FUNDS


The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisers. Additional Funds may be made available in the future.


Each of these Funds has a separate prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund. Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.



FUND                                 INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
----------------------------------   --------------------------------------   --------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio              Seeks reasonable income. The fund        Fidelity Management & Research
                                     will also consider the potential for     Company
                                     capital appreciation. The fund's         Subadviser: FMR Co., Inc.
                                     goal is to achieve a yield which
                                     exceeds the composite yield on the
                                     securities comprising the S&P 500(R)
                                     Index.
MET INVESTORS SERIES TRUST --
 CLASS A
MFS(R) Research International        Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                    Subadviser: Massachusetts
                                                                              Financial Services Company
METROPOLITAN SERIES FUND --
 CLASS A
Barclays Aggregate Bond Index        Seeks to track the performance of        MetLife Advisers, LLC
 Portfolio                           the Barclays U.S. Aggregate Bond         Subadviser: MetLife Investment
                                     Index.                                   Management, LLC
BlackRock Large Cap Value            Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                    Subadviser: BlackRock Advisors,
                                                                              LLC
BlackRock Money Market Portfolio     Seeks a high level of current            MetLife Advisers, LLC
                                     income consistent with preservation      Subadviser: BlackRock Advisors,
                                     of capital.                              LLC
Jennison Growth Portfolio            Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                              Subadviser: Jennison Associates
                                                                              LLC
MetLife Stock Index Portfolio        Seeks to track the performance of        MetLife Advisers, LLC
                                     the Standard & Poor's 500(R)             Subadviser: MetLife Investment
                                     Composite Stock Price Index.             Management, LLC
WMC Balanced Portfolio               Seeks long-term capital                  MetLife Advisers, LLC
                                     appreciation with some current           Subadviser: Wellington
                                     income.                                  Management Company, LLP


ADDITIONAL INFORMATION REGARDING THE FUNDS


An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.



Effective February 3, 2014, BlackRock Diversified Portfolio was renamed WMC Balanced Portfolio. Wellington Management Company, LLP replaced BlackRock Advisors, LLC. as subadviser.



The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.


A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.


For more information regarding the investment adviser and the subadvisers of the Funds see the Statement of Additional Information about the Contracts, and also see the Fund prospectuses and Statement of Additional Information.


You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust and Metropolitan Series Fund. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


Certain Payments We Receive with Regard to the Funds


An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to General American (the "Company") and/or certain of its affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.25% for this Contract.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Fund. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Separate Account Table of Fees and Expenses" (annual operating expenses for the Funds), for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)


We select the Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliate than those that are not, we may be more inclined to offer portfolios advised by our affiliate in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Funds based on recommendations made by selling firms. These selling firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.


SHARE CLASS OF THE FUNDS


The Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447. The following classes of shares are available under the Contract:


   o For the Fidelity(R) Variable Insurance Products Fund, we offer Initial Class shares.
   o For the Met Investors Series Trust, we offer Class A shares of the available Funds.
   o For the Metropolitan Series Fund, we offer Class A shares of the available Funds.


THE GENERAL ACCOUNT


If you elect the General Account (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account. Where permitted by state law, we also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract.

TRANSFERS


You may transfer amounts as follows:


   1.    Between the General Account and one or more of the Funds; or
   2.    Among the Funds.


These transfers will be subject to the following rules:


   1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.
   2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.
   3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.


We reserve the right to restrict transfers out of the General Account with respect to timing, frequency and amount. Currently, we are not imposing these limits but we may reimpose them at any time.


We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.


RESTRICTIONS ON TRANSFERS


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract owners to transfer Contract value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the MFS(R) Research International Portfolio--the "Monitored Fund") and we monitor transfer activity in the Monitored Fund. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Fund within given periods of time. For example, we currently monitor transfer activity of the Monitored Fund to determine if, in a three-month period there were two or more "round trips" of a certain dollar amount. A round-trip generally is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount will trigger the transfer restrictions described below. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS.


We may change the Monitored Funds at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Fund that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Fund under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Contract owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Fund.


In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the portfolio manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


ADDITIONS, DELETIONS AND SUBSTITUTIONS


We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission and applicable state insurance departments. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.


                                    EXPENSES


There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:


SURRENDER CHARGES (CONTINGENT DEFERRED SALES CHARGE)


For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:


                                SURRENDER CHARGE


    NUMBER OF COMPLETE YEARS        PERCENTAGE CHARGE
 SINCE PURCHASING THE CONTRACT     ON AMOUNT WITHDRAWN
-------------------------------   --------------------
              0-1                          9%
               2                           8%
               3                           7%
               4                           6%
               5                           5%
               6                           4%
               7                           3%
               8                           2%
               9                           1%

A surrender charge will be imposed in the event of certain partial and full surrenders.


Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Contract value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


We may not assess a surrender charge on required minimum distributions from qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this Contract.


For participants of 403(b) arrangements, 401(a) plans, 401(k) plans and 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the surrender charge if it is permitted in your state.


Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.


The surrender charge will never exceed 9% of total net purchase payments.


CHARGE-FREE AMOUNTS


If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year. Any unused portion that may be surrendered without a surrender charge in one Contract year does not carry over to the next Contract year.


ADMINISTRATIVE CHARGE


For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase. We are currently waiving this administrative charge, but reserve the right to impose the charge in the future.


TRANSFER CHARGE


For Contracts sold prior to May of 1982, a $5 charge is imposed whenever funds are transferred between the General Account and the Separate Account. We are currently waiving this transfer charge, but we reserve the right to impose the charge in the future.


MORTALITY AND EXPENSE RISK CHARGE


During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually. (For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.)


The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.


We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.


PREMIUM AND OTHER TAXES


Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract for them.

Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we may deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.


We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.


FUND EXPENSES


There are deductions from and expenses paid out of the assets of the various Funds, which are described in the Fund prospectuses. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447.


EXCHANGE PROGRAM


You may be eligible to exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by one of our affiliated insurance companies. If you choose to so exchange your Contract, our affiliate will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.


Alternatively, we may waive by our written notice to you applicable withdrawal charges with respect to all or any portion of the Contract value that is directly transferred to another funding vehicle or an annuity contract issued by us or one of our affiliated insurance companies.


                               ACCUMULATED VALUE


The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.


ACCUMULATED VALUE


During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.


Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:


   1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
   2. Any purchase payments received during the current business day which are allocated to the Fund; plus
   3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
   4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
   5. Any partial withdrawals from the Fund during the current business day; minus
   6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.


NET INVESTMENT FACTOR


The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:


   1.    The value of the assets at the end of the preceding business day;
         plus
   2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus
   3. The capital losses, realized or unrealized, charged against those assets during the business day; minus
   4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus
   5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by
   6.    The value of the assets at the end of the preceding business day.


The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.


For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the BlackRock Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the BlackRock Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization. (See "Separate Account Table of Fees and Expenses.")


                              ACCESS TO YOUR MONEY


You can have access to the money in your Contract:


   o     by making a withdrawal (either a partial or a complete withdrawal);
   o     when a death benefit is paid; or
   o     by electing to receive annuity payments.


We may withhold payment of surrender, withdrawal or, if applicable, loan proceeds if any portion of those proceeds would be derived from a personal check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SURRENDERS AND PARTIAL WITHDRAWALS


You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.


The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")


The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.


INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE. YOUR ABILITY TO MAKE WITHDRAWALS FROM CERTAIN QUALIFIED CONTRACTS MAY BE RESTRICTED BY FEDERAL TAX LAW OR THE TERMS OF YOUR RETIREMENT PLAN.


TERMINATION BENEFITS


If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:


   o to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or
   o to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or
   o to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   o to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.


Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other qualified Contract.


                                 DEATH BENEFIT


DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE


If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:


   o Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract). Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.

   o Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.



If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under any automated investment or withdrawal strategies), we may cancel the request.


DEATH OF ANNUITANT DURING THE ACCUMULATION PHASE



When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Contract Owner explained above.



If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.


DEATH OF CONTRACT OWNER OR ANNUITANT DURING THE INCOME PHASE


If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.


SPECIAL TAX CONSIDERATIONS


There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.


The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

AVOIDING PROBATE


In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.


                                ANNUITY PAYMENTS


Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change or extend your Annuity Commencement Date or change your Annuity Income Option at any time before the Annuity Commencement Date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current established administrative procedures). Due to underwriting, administrative or Internal Revenue Code considerations, the availability of certain annuity payment options may be restricted and, may, among other things, restrict payments to the survivor or limit the duration of a period certain option.


The annuitant is the person whose life we look to when we make annuity payments.


ANNUITY INCOME OPTIONS


The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.


The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.


The following options are available:


   Option 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.


   Option 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.


   Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.


   Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.


   Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.


   Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.


   Option 7 - Interest Income (may be available to Non-qualified Annuities only) - Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.


With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract. Options not involving a life contingency may not always satisfy minimum required distribution rules for qualified Contracts. Consult a tax advisor.


There may be tax consequences resulting from the election of an annuity payment containing a commutation feature (i.e. an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Considerations.")



VALUE OF VARIABLE ANNUITY PAYMENTS


The dollar amount of your payment from the Fund(s) will depend upon four things:


   o     the value of your Contract in the Fund(s) on the Annuity Commencement
         Date;
   o the 4% assumed investment rate used in the annuity table for the Contract;
   o     the performance of the Funds you selected; and
   o if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.


The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.


The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity purchase rates, the annuity purchase rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.




                       FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.


You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").


We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Funds to foreign jurisdictions.


Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS


A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.


INVESTOR CONTROL
In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Funds available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Funds have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


ACCUMULATION


Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.


In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Balance would be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION
If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.


The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:


   (a)        on account of your death or disability,
   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or
   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.


If your Contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.

For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.


TREATMENT OF SEPARATE ACCOUNT CHARGES
It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.


AGGREGATION
If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).


EXCHANGES/TRANSFERS
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.


TAXATION OF PAYMENTS IN ANNUITY FORM


When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the Contract's accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.


Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.


The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.


If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.


If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.


3.8% TAX ON NET INVESTMENT INCOME
Federal tax law imposes a 3.8% Medicare tax on the lesser of:


   1. the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
   2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.


You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.


PUERTO RICO TAX CONSIDERATIONS
The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.



Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.


The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.


QUALIFIED ANNUITY CONTRACTS


INTRODUCTION
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.


The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.


We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.


All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.


ACCUMULATION
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.


Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.


For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.


TAXATION OF ANNUITY DISTRIBUTIONS
If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.


With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2
A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the distribution occurs within the first 2 years of your participation in the plan.


These exceptions include distributions made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.


If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.


In addition, a withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).


The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.


In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.


COMMUTATION FEATURES UNDER INCOME PAYMENT TYPES
Please be advised that the tax consequences resulting from the election of an income payment types containing a commutation feature are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


The imposition of a 10% Federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% Federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.


The retroactive imposition of the 10% Federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1/2.


The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any income payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the Contract and prior to exercising any commutation feature under an income payment type.


ROLLOVERS
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).


Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.


You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. No other rollovers or transfers can be made to your SIMPLE IRA. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:


   (a)        minimum distribution requirements, or
   (b)        financial hardship.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.


DEATH BENEFITS
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.


Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.


If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.


Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:


   (a)        the calendar year in which You reach age 70 1/2, or
   (b) the calendar year You retire, provided You do not own more than 5% of your employer.


For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.


A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.


Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Funds but also with respect to actuarial gains.


The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.


If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.

ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)


SPECIAL RULES REGARDING EXCHANGES
In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.


WITHDRAWALS


If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:


   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
   (b) Is exchanged to another permissible investment under your 403(b) plan;
   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;
   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);
   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
   (g)        Relates to rollover or after-tax contributions; or
   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.


In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.


Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS
If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.


Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.


CONVERSION
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.


A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.


DISTINCTION FOR PUERTO RICO CODE


An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.


CONTRIBUTIONS
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.


DISTRIBUTIONS
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:


   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.


If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


ROLLOVER
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.


ERISA CONSIDERATIONS
In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.


Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.



                            PERFORMANCE ADVERTISING


We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


                               OTHER INFORMATION


SEPARATE ACCOUNT TWO


We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.


Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments-- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. General American is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


DISTRIBUTOR OF THE CONTRACTS



MetLife Investors Distribution Company ("MLIDC"), 1095 Avenue of the Americas, New York, NY 10036 (formerly named General American Distributors, Inc., located at 700 Market Street, St. Louis, Missouri 63101) is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



MLIDC is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.


Sales representatives and their Managing Partners of the distributor (and the sales representatives and managers of our affiliates) may also be eligible for additional cash and non-cash compensation such as bonuses, equity awards (for example stock options), training allowances, supplemental salary, payments based on a percentage of contract value, financing arrangements, marketing support, medical and retirement benefits, other insurance and non-insurance related benefits as well as participating in programs that offer such items as conferences, trips, prizes and awards. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by General American and its affiliates.


LEGAL PROCEEDINGS


In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


VOTING RIGHTS


We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


WRITTEN NOTICE OR WRITTEN REQUEST


A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.


DEFERMENT OF PAYMENT


We may be required to suspend or postpone payments for surrenders or transfers for any period when:


   1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   2.    trading on the New York Stock Exchange is restricted;
   3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;
   4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

OWNERSHIP


You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.


THE BENEFICIARY


The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.


A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.


Abandoned Property Requirements. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 800-449-6447 to make such changes.


ASSIGNMENTS


With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.


With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.


AN ASSIGNMENT MAY BE A TAXABLE EVENT.


FINANCIAL STATEMENTS


Financial statements for each of the Divisions of the Separate Account have been included in the Statement of Additional Information.


The consolidated financial statements for General American and the consolidated financial statements for MetLife have also been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


        Company                                           3
        Independent Registered Public Accounting Firm     3
        Distribution                                      3
        Performance Information                           4
        Investment Advice                                 5
        Additional Federal Tax Considerations              6
        Annuity Provisions                                9
        General Matters                                   10
        Safekeeping of Account Assets                     11
        State Regulation                                  11
        Records and Reports                               11
        Other Information                                 12
        Financial Statements                              12


                                   APPENDIX A


HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS


                                       1980     1981     1982     1983      1984      1985      1986      1987      1988
                                       -------- -------- -------- --------- --------- --------- --------- --------- ------------
Accumulation unit value:
Beginning of period                     $8.23    $9.94    $ 9.92   $12.09    $13.25    $13.15    $16.68    $19.73     $  20.03
End of period                           $9.94    $9.92    $12.09   $13.25    $13.15    $16.68    $19.73    $20.03     $  21.30*
Number of units outstanding at end of
period (in thousands)                     175      169       138      162       162       148       170       255          263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS


                                    1980     1981      1982      1983      1984      1985      1986      1987      1988
                                    -------- --------- --------- --------- --------- --------- --------- --------- ------------
Accumulation unit value:
Beginning of period                  $ 9.30   $10.73    $10.91    $12.63    $13.77    $14.30    $18.16    $21.47     $  21.80
End of period                        $10.73   $10.91    $12.63    $13.77    $14.30    $18.16    $21.47    $21.80     $  23.18*
Number of units outstanding at end
of period (in thousands)                 27       49        50        52        50        48        49        49           28*

------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.


TABLE OF UNITS AND UNIT VALUES


This Table shows unit values and the number of units through December 31, 2012 of the Separate Account that were invested in the Funds of Fidelity(R) Variable Insurance Products, Met Investors Series Trust and Metropolitan Series Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.

          ACCUMULATION                         QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE       ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
            BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
            OF PERIOD      END OF PERIOD       (IN THOUSANDS)       (IN THOUSANDS)
         --------------   ---------------   -------------------   ------------------
METLIFE STOCK INDEX DIVISION
2013         70.33            91.92                139                    68
2012         61.37            70.33                156                    70
2011         60.87            61.37                173                    73
2010         53.54            60.87                192                    79
2009         42.84            53.54                213                    86
2008         68.79            42.84                244                    94
2007         66.03            68.79                295                   106
2006         57.76            66.03                344                   124
2005         55.76            57.76                427                   156
2004         50.95            55.76                495                   201
BLACKROCK MONEY MARKET DIVISION
2013         20.34            20.14                 23                    2
2012         20.55            20.34                 29                    2
2011         20.75            20.55                 28                    2
2010         20.96            20.75                 28                    4
2009         21.08            20.96                 33                    6
2008         20.70            21.08                 38                    10
2007         19.90            20.70                 40                    11
2006         19.18            19.90                 40                    10
2005         18.83            19.18                 48                    11
2004         18.83            18.83                 50                    13
BARCLAYS AGGREGATE BOND INDEX DIVISION
2013         38.54            37.27                 31                    0
2012         37.47            38.54                 39                    0
2011         35.20            37.47                 40                    0
2010         33.53            35.20                 48                    0
2009         32.20            33.53                 53                    0
2008         30.69            32.20                 68                    0
2007         29.01            30.69                 82                    0
2006         28.14            29.01                 84                    0
2005         27.84            28.14                103                    0
2004         27.02            27.84                122                    0
BLACKROCK LARGE CAP VALUE DIVISION QUALIFIED
2013        124.89            163.69                18                    0
2012        110.11            124.89                21                    0
2011        108.39            110.11                24                    0
2010         99.99            108.39                28                    0
2009         90.58            99.99                 29                    0
2008        140.20            90.58                 32                    0
2007        136.62            140.20                35                    0
2006        115.36            136.62                40                    0
2005        109.66            115.36                41                    0
2004         97.43            109.66                52                    0
BLACKROCK LARGE CAP VALUE DIVISION NONQUALIFIED
2013        135.90            178.12                0                     0
2012        119.82            135.90                0                     0
2011        117.95            119.82                0                     0
2010        108.81            117.95                0                     0
2009         98.57            108.81                0                     0
2008        152.56            98.57                 0                     1
2007        148.67            152.56                0                     0
2006        125.53            148.67                0                     0
2005        119.33            125.53                0                     0
2004        106.02            119.33                0                     0

          ACCUMULATION                        QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE      ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
           BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
           OF PERIOD      END OF PERIOD       (IN THOUSANDS)        (IN THOUSANDS)
         -------------   ---------------   -------------------   -------------------
BLACKROCK LARGE CAP VALUE DIVISION 88 SERIES
2013         62.74           82.03                 52                    0
2012         55.45           62.74                 57                    0
2011         54.73           55.45                 63                    0
2010         50.61           54.73                 67                    0
2009         45.96           50.61                 71                    0
2008         71.32           45.96                 81                    0
2007         69.67           71.32                 90                    0
2006         58.98           69.67                104                    0
2005         56.20           58.98                 55                    0
2004         50.06           56.20                138                    0
BLACKROCK DIVERSIFIED DIVISION
2013         51.31           61.26                 92                    0
2012         46.12           51.31                101                    0
2011         44.88           46.12                107                    0
2010         41.34           44.88                122                    0
2009         35.60           41.34                131                    0
2008         47.81           35.60                139                    0
2007         45.60           47.81                167                    0
2006         41.67           45.60                193                    0
2005         40.84           41.67                225                    0
2004         38.02           40.84                352                    0
JENNISON GROWTH DIVISION
2013         27.50           37.30                228                    33
2012         28.39           27.50                257                    36
EQUITY-INCOME DIVISION
2013         33.90           43.01                132                    49
2012         29.19           33.90                142                    53
2011         29.20           29.19                151                    55
2010         25.61           29.20                171                    58
2009         19.87           25.61                184                    65
2008         35.00           19.87                197                    74
2007         34.82           35.00                225                    83
2006         29.26           34.82                259                   106
2005         27.91           29.26                305                   121
2004         25.28           27.91                365                   140
GROWTH DIVISION
2008         32.29           29.69                 0                     0
2007         25.69           32.29                410                    74
2006         24.28           25.69                482                    97
2005         23.18           24.28                568                   129
2004         22.65           23.18                679                   194
MFS(R) RESEARCH INTERNATIONAL DIVISION
2013         21.81           25.82                 11                    68
2012         18.84           21.81                 11                    73
2011         21.24           18.84                 13                    85
2010         19.22           21.24                 15                    95
2009         14.71           19.22                 14                   106
2008         25.11           14.71                 25                   123
OPPENHEIMER CAPITAL APPRECIATION DIVISION
2011         25.85           25.35                282                    40
2010         23.81           25.85                311                    44
2009         16.70           23.81                335                    55
2008         29.69           16.70                364                    65

          ACCUMULATION                        QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE      ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
           BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
           OF PERIOD      END OF PERIOD       (IN THOUSANDS)        (IN THOUSANDS)
         -------------   ---------------   -------------------   -------------------
OVERSEAS DIVISION
2008         26.58           25.05                 0                     0
2007         22.89           26.58                 35                   144
2006         19.58           22.89                 37                   163
2005         16.61           19.58                 42                   169
2004         14.76           16.61                 55                   201


NOTES:


At the date of first deposits into the Separate Account on May 16, 1988, except for the BlackRock Large Cap Value Division, which began on February 24, 1988; the Equity-Income Division and the Growth Division which began on January 6, 1994; the Overseas Division which began on January 11, 1994; the MFS(R) Research International Division and the Oppenheimer Capital Appreciation Division which began on April 28, 2008; and the Jennison Growth Division which began on April 30, 2012.


On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.


On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund. The name of the Barclays Capital Aggregate Bond Index Portfolio was changed from "Lehman Brothers Aggregate Bond Index Portfolio" effective May 1, 2009.


On April 28, 2003, the Managed Equity Fund of General American Capital Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Large Cap Value Portfolio was changed from "State Street Research Large Cap Value Portfolio" effective January 31, 2005.


On April 28, 2003, the Asset Allocation Fund of General American Capital Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Diversified Portfolio was changed from "State Street Research Diversified Portfolio" effective January 31, 2005.


On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc. The name of the BlackRock Money Market Portfolio was changed from "State Street Research Money Market Portfolio" effective January 31, 2005.


On April 28, 2008, the Growth Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of Met Investors Series Trust.


On April 28, 2008, the Overseas Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the MFS(R) Research International Portfolio (Class A) of Met Investors Series Trust.


Effective April 30, 2012, Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged into Jennison Growth Portfolio of the Metropolitan Series Fund.

Effective April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio was renamed Barclays Aggregate Bond Index Portfolio.



Effective February 3, 2014, BlackRock Diversified Portfolio was renamed WMC Balanced Portfolio.



NOTES ON APPENDIX A


The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.


The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account Two above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from .25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) of the Metropolitan Series Fund (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .63%.

                      STATEMENT OF ADDITIONAL INFORMATION


                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                      AND
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 28, 2014, FOR THE GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL (800) 449-6447 OR WRITE THE COMPANY AT: 2000 WADE HAMPTON BOULEVARD, GREENVILLE, SOUTH CAROLINA 29615-1064.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2014.



SAI BOOK 500

GA2-0414

TABLE OF CONTENTS                         PAGE
  COMPANY..............................    3
  INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM......................    3
  DISTRIBUTION.........................    3
  PERFORMANCE INFORMATION..............    4
  INVESTMENT ADVICE....................    5
  ADDITIONAL FEDERAL TAX
  CONSIDERATIONS.......................    6
  ANNUITY PROVISIONS...................    9
  GENERAL MATTERS......................   10
  SAFEKEEPING OF ACCOUNT ASSETS........   11
  STATE REGULATION.....................   11
  RECORDS AND REPORTS..................   11
  OTHER INFORMATION....................   12
  FINANCIAL STATEMENTS.................   12

COMPANY

General American Life Insurance Company ("General American," "Company," "we," "our") was originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.



In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2013, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Divisions of General American Separate Account Two included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements of General American Life Insurance Company and subsidiary (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an other matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York, New York 10112-0015.



DISTRIBUTION


MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the

Financial Industry Regulatory Authority. The Distributor was paid underwriting commissions in the aggregate for the years 2013, 2012 and 2011 of $2,029,737, $2,533,492 and $2,378,106, respectively.



The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.



REDUCTION OF THE SURRENDER CHARGE


The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.


If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.


The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

PERFORMANCE INFORMATION


TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.


Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.


The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


      P(1+T)n = ERV


Where:


      P =a hypothetical initial payment of $1,000

      T =average annual total return

      n =number of years

      ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.


The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.


MONEY MARKET YIELD CALCULATION


In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the division (the "Money Market Division") investing in the BlackRock Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the BlackRock Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the BlackRock Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the BlackRock Money Market Division of General American Separate Account Two will be lower than the yield for the BlackRock Money Market Fund.


The Securities and Exchange Commission also permits General American to disclose the effective yield of the BlackRock Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the BlackRock Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The BlackRock Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the BlackRock Money Market Fund, the types and quality of portfolio securities held by the BlackRock Money Market Fund, and its operating expenses.



HISTORICAL UNIT VALUES


The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500(Reg. TM) Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500(Reg. TM) Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500(Reg. TM) Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


INVESTMENT ADVICE


The Separate Account invests in the Portfolios of our affiliates, Met Investors Series Trust and the Metropolitan Series Fund, and in a Portfolio of Fidelity(Reg. TM) Variable Insurance Products Fund.

MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Met Investors Series Trust and Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.


Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.


MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.


MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio and formerly, the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.


The following is the sub-advisor history of the Met Investors Series Trust
Portfolio:


Effective April 30, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged with and into the Jennison Growth Portfolio of the Metropolitan Series Fund. Jennison Associates LLC replaced
OppenheimerFunds, Inc. as sub-adviser.


The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:


The sub-adviser to the State Street Research Money Market Portfolio (currently, the BlackRock Money Market Portfolio and formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005; and BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.


The following is the sub-adviser history of the other relevant Metropolitan Series Fund Portfolios:


Metropolitan Life Insurance Company was the sub-adviser to the Lehman Brothers(Reg. TM) Aggregate Bond Index Portfolio (currently, the Barclays Aggregate Bond Index Portfolio) and the MetLife Stock Index Portfolio from May 1, 2001 until April 30, 2007, when MetLife Investment Advisors Company, LLC became the sub-adviser. Effective October 3, 2012, MetLife Investment Advisors Company, LLC was renamed MetLife Investment Management, LLC.



The sub-adviser to the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio) and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.



Effective February 3, 2014, BlackRock Diversified Portfolio was renamed WMC Balanced Portfolio. Wellington Management Company, LLP replaced BlackRock Advisors, LLC. as subadviser.


ADDITIONAL FEDERAL TAX CONSIDERATIONS


NON-QUALIFIED ANNUITY CONTRACTS

DIVERSIFICATION
In order for your non-qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.

CHANGES TO TAX RULES AND INTERPRETATIONS
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.


We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under Federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.


THE 3.8 % INVESTMENT TAX applies to investment income earned in households making at least $250,000 ($200,000 single) and will result in the following top tax rates on investment income:






 CAPITAL GAINS       DIVIDENDS       OTHER
     23.8%            43.4%         43.4%



The table above also incorporates the scheduled increase in the capital gains rate from 15% to 20%, and the scheduled increase in the dividends rate from 15% to 39.6%.


QUALIFIED ANNUITY CONTRACTS


Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.


TYPES OF QUALIFIED PLANS
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.


IRA
Established by an individual, or employer as part of an employer plan.


SIMPLE
Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.

SEP
Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions.


401(K), 401(A)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.


403(B) TAX SHELTERED ANNUITY ("TSA")
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.


457(B) GOVERNMENTAL SPONSOR
Established by state and local governments, public schools (K-12), public colleges and universities.


457(B) NON-GOVERNMENTAL SPONSOR
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to Federal income tax withholding as wages.


Additional information regarding 457(b) plans


A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may not use both the age 50 or older catch-up and the special one-time catch-up contribution in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.


403(A)
If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.


ROTH ACCOUNT
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.


ERISA

If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.


Generally, the spouse must give qualified consent whenever You elect to:


      (a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      (b) Make certain withdrawals under plans for which a qualified consent is required;

      (c)         Name someone other than the spouse as your beneficiary; or

      (d)         Use your accrued benefit as security for a loan exceeding
                  $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.


The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.


If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.


Comparison of Plan Limits for Individual Contributions:




                                                        CATCH-UP
      PLAN TYPE           ELECTIVE CONTRIBUTION       CONTRIBUTION
  IRA                            $ 5,500             $1,000
  SIMPLE                         $12,000             $2,500
      401(k)                     $17,500             $5,500
    SEP/401(a)                   (Employer contributions only)
   403(b) (TSA)                  $17,500             $5,500
      457(b)                     $17,500             $5,500



Dollar limits are for 2014 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the greater of $52,000 or 25% of an employee's compensation for 2014.


FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.



ANNUITY PROVISIONS


COMPUTATION OF THE VALUE OF AN ANNUITY UNIT

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all Contracts issued on or after May 1, 1982; 3.5% for tax-qualified Contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.


As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and (b) the net investment factor for the fifth business day preceding such business day.


The daily reduction factors referred to above are .99989256 for all Contracts issued on or after May 1, 1982; .99990575 for tax-qualified Contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified Contracts issued before May 1, 1982.


These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.


This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:


     1.00176027       $10.200000
    X .99989256       X 1.00165264
-----------------     ---------------
     1.00165264       $10.216857

DETERMINATION OF THE AMOUNT OF THE FIRST ANNUITY INSTALLMENT


When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.


The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the Contract by the number of thousands of dollars of accumulated value of the Contract (individual account).


If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.


DETERMINATION OF THE FLUCTUATING VALUES OF THE ANNUITY INSTALLMENTS


The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.


If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.


FIXED ANNUITY


A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


GENERAL MATTERS


PARTICIPATING

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a Contract.


If any divisible surplus is credited to a Contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.


JOINT ANNUITANT


The Contract Owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.


INCORRECT AGE OR SEX


If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

ANNUITY DATA


General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.


QUARTERLY REPORTS


Quarterly, General American will give the Contract Owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.


INCONTESTABILITY


General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.


OWNERSHIP


The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.



REINSTATEMENT


A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.


SAFEKEEPING OF ACCOUNT ASSETS


Title to assets of the Separate Account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the Separate Account.


STATE REGULATION


General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the Separate Account.


In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.


RECORDS AND REPORTS


All records and accounts relating to the Separate Account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

OTHER INFORMATION


A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS


The financial statements and financial highlights comprising each of the Divisions of the Separate Account, the consolidated financial statements for General American and the consolidated financial statements for MetLife are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts. The consolidated financial statements of MetLife included herein should be considered only as bearing upon the responsibility of MetLife to meet its obligations under the Net Worth Maintenance Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
General American Separate Account Two
and Board of Directors of
General American Life Insurance Company

We have audited the accompanying statements of assets and liabilities of General American Separate Account Two (the "Separate Account") of General American Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                             FIDELITY VIP          MIST MFS RESEARCH        MSF BARCLAYS            MSF BLACKROCK
                                             EQUITY-INCOME           INTERNATIONAL      AGGREGATE BOND INDEX         DIVERSIFIED
                                               DIVISION                DIVISION               DIVISION                DIVISION
                                         --------------------   ---------------------   ---------------------   --------------------
ASSETS:
   Investments at fair value..........   $          7,782,292   $           2,033,765   $          1,158,070    $          5,645,048
   Due from General American Life
     Insurance Company................                    287                     156                     --                      --
                                         --------------------   ---------------------   ---------------------   --------------------
        Total Assets..................              7,782,579               2,033,921              1,158,070               5,645,048
                                         --------------------   ---------------------   ---------------------   --------------------
LIABILITIES:
   Accrued fees.......................                     --                       8                     10                      --
   Due to General American Life
     Insurance Company................                     --                      --                      5                     136
                                         --------------------   ---------------------   ---------------------   --------------------
        Total Liabilities.............                     --                       8                     15                     136
                                         --------------------   ---------------------   ---------------------   --------------------

NET ASSETS............................   $          7,782,579   $           2,033,913   $          1,158,055    $          5,644,912
                                         ====================   =====================   =====================   ====================


 The accompanying notes are an integral part of these financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                MSF BLACKROCK         MSF BLACKROCK          MSF JENNISON            MSF METLIFE
                                               LARGE CAP VALUE        MONEY MARKET              GROWTH               STOCK INDEX
                                                  DIVISION              DIVISION               DIVISION               DIVISION
                                            -------------------    -------------------   --------------------   --------------------
ASSETS:
   Investments at fair value..............  $         7,157,391    $           517,270   $          9,724,214   $         18,984,241
   Due from General American Life
     Insurance Company....................                   --                      5                     45                     --
                                            -------------------    -------------------   --------------------   --------------------
        Total Assets......................            7,157,391                517,275              9,724,259             18,984,241
                                            -------------------    -------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees...........................                   27                     19                     --                     --
   Due to General American Life
     Insurance Company....................                   40                     --                     --                     80
                                            -------------------    -------------------   --------------------   --------------------
        Total Liabilities.................                   67                     19                     --                     80
                                            -------------------    -------------------   --------------------   --------------------

NET ASSETS................................  $         7,157,324    $           517,256   $          9,724,259   $         18,984,161
                                            ===================    ===================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                  FIDELITY VIP        MIST MFS RESEARCH       MSF BARCLAYS
                                                  EQUITY-INCOME         INTERNATIONAL     AGGREGATE BOND INDEX
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $            182,516  $             53,859  $             48,761
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                73,157                19,458                13,075
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....               109,359                34,401                35,686
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               483,586                    --                    --
      Realized gains (losses) on sale of
        investments.........................                24,560                 (804)                 8,663
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......               508,146                 (804)                 8,663
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................             1,100,127               294,252              (92,091)
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             1,608,273               293,448              (83,428)
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,717,632  $            327,849  $           (47,742)
                                              ====================  ====================  =====================

                                                  MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK         MSF JENNISON
                                                   DIVERSIFIED         LARGE CAP VALUE        MONEY MARKET             GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            132,207  $             95,257  $                 --  $             36,411
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                53,781                60,383                 5,524                86,795
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                78,426                34,874               (5,524)              (50,384)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --               368,288                    --                89,373
      Realized gains (losses) on sale of
        investments.........................               104,636               113,502                    --               100,053
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......               104,636               481,790                    --               189,426
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               771,652             1,283,989                    --             2,534,768
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               876,288             1,765,779                    --             2,724,194
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            954,714  $          1,800,653  $            (5,524)  $          2,673,810
                                              ====================  ====================  ====================  ====================

                                                   MSF METLIFE
                                                   STOCK INDEX
                                                    DIVISION
                                              --------------------
INVESTMENT INCOME:
      Dividends.............................  $            318,663
                                              --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               175,036
                                              --------------------
           Net investment income (loss).....               143,627
                                              --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........               258,572
      Realized gains (losses) on sale of
        investments.........................               757,596
                                              --------------------
           Net realized gains (losses)......             1,016,168
                                              --------------------
      Change in unrealized gains (losses)
        on investments......................             3,520,461
                                              --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................             4,536,629
                                              --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          4,680,256
                                              ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                                FIDELITY VIP                    MIST MFS RESEARCH
                                                EQUITY-INCOME                     INTERNATIONAL
                                                  DIVISION                          DIVISION
                                      --------------------------------  --------------------------------
                                           2013              2012             2013            2012
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       109,359  $       136,720  $        34,401  $        20,260
   Net realized gains (losses)......          508,146          361,156            (804)         (45,863)
   Change in unrealized gains
     (losses) on investments........        1,100,127          452,602          294,252          299,200
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,717,632          950,478          327,849          273,597
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           13,226           18,222            4,646            6,120
   Net transfers (including fixed
     account).......................        (113,918)         (82,147)         (18,369)         (57,455)
   Transfers for contract benefits
     and terminations...............        (435,968)        (299,880)        (122,681)        (218,471)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        (536,660)        (363,805)        (136,404)        (269,806)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,180,972          586,673          191,445            3,791
NET ASSETS:
   Beginning of year................        6,601,607        6,014,934        1,842,468        1,838,677
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     7,782,579  $     6,601,607  $     2,033,913  $     1,842,468
                                      ===============  ===============  ===============  ===============

                                                MSF BARCLAYS                       MSF BLACKROCK
                                            AGGREGATE BOND INDEX                    DIVERSIFIED
                                                  DIVISION                           DIVISION
                                      ---------------------------------  --------------------------------
                                           2013              2012             2013             2012
                                      ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        35,686  $         39,782  $        78,426  $        65,598
   Net realized gains (losses)......            8,663             6,924          104,636           33,970
   Change in unrealized gains
     (losses) on investments........         (92,091)           (4,122)          771,652          438,244
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (47,742)            42,584          954,714          537,812
                                      ---------------  ----------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            8,090             5,556           21,516           33,714
   Net transfers (including fixed
     account).......................          (1,639)               425        (191,742)         (34,645)
   Transfers for contract benefits
     and terminations...............        (289,762)          (61,358)        (297,020)        (317,603)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        (283,311)          (55,377)        (467,246)        (318,534)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        (331,053)          (12,793)          487,468          219,278
NET ASSETS:
   Beginning of year................        1,489,108         1,501,901        5,157,444        4,938,166
                                      ---------------  ----------------  ---------------  ---------------
   End of year......................  $     1,158,055  $      1,489,108  $     5,644,912  $     5,157,444
                                      ===============  ================  ===============  ===============

                                                 MSF BLACKROCK                      MSF BLACKROCK
                                                LARGE CAP VALUE                     MONEY MARKET
                                                   DIVISION                           DIVISION
                                      ---------------------------------  ---------------------------------
                                            2013             2012              2013             2012
                                      ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         34,874  $        47,038  $       (5,524)   $       (6,683)
   Net realized gains (losses)......           481,790        1,042,065               --                --
   Change in unrealized gains
     (losses) on investments........         1,283,989        (304,125)               --                --
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         1,800,653          784,978          (5,524)           (6,683)
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            22,568           31,972            5,992             5,498
   Net transfers (including fixed
     account).......................         (366,527)        (228,390)            2,236            63,042
   Transfers for contract benefits
     and terminations...............         (546,037)        (480,982)        (116,860)          (48,128)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         (889,996)        (677,400)        (108,632)            20,412
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............           910,657          107,578        (114,156)            13,729
NET ASSETS:
   Beginning of year................         6,246,667        6,139,089          631,412           617,683
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $      7,157,324  $     6,246,667  $       517,256   $       631,412
                                      ================  ===============  ===============   ===============

                                                MSF JENNISON
                                                   GROWTH
                                                  DIVISION
                                      ------------------------------------
                                            2013           2012 (A)
                                      ---------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (50,384)  $       (55,304)
   Net realized gains (losses)......          189,426          (42,102)
   Change in unrealized gains
     (losses) on investments........        2,534,768         (243,873)
                                      ---------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        2,673,810         (341,279)
                                      ---------------  -------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           38,468            20,529
   Net transfers (including fixed
     account).......................        (149,350)         8,831,127
   Transfers for contract benefits
     and terminations...............        (900,964)         (448,082)
                                      ---------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (1,011,846)         8,403,574
                                      ---------------  -------------------
     Net increase (decrease)
        in net assets...............        1,661,964         8,062,295
NET ASSETS:
   Beginning of year................        8,062,295                --
                                      ---------------  -------------------
   End of year......................  $     9,724,259  $      8,062,295
                                      ===============  ===================


(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                                             MSF METLIFE
                                                                                                             STOCK INDEX
                                                                                                              DIVISION
                                                                                                  ----------------------------------
                                                                                                        2013              2012
                                                                                                  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................................................................  $        143,627  $        119,768
   Net realized gains (losses)..................................................................         1,016,168           606,701
   Change in unrealized gains
     (losses) on investments....................................................................         3,520,461         1,424,841
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.........................................................................         4,680,256         2,151,310
                                                                                                  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.......................................................................           119,794            79,235
   Net transfers (including fixed
     account)...................................................................................         (445,737)         (455,239)
   Transfers for contract benefits
     and terminations...........................................................................       (1,263,597)         (970,776)
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..............................................................       (1,589,540)       (1,346,780)
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets...........................................................................         3,090,716           804,530
NET ASSETS:
   Beginning of year............................................................................        15,893,445        15,088,915
                                                                                                  ----------------  ----------------
   End of year..................................................................................  $     18,984,161  $     15,893,445
                                                                                                  ================  ================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

             GENERAL AMERICAN SEPARATE ACCOUNT TWO
          OF GENERAL AMERICAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


General American Separate Account Two (the "Separate Account"), a separate account of General American Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 22, 1970 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF DIVISIONS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the contract owner. The following Divisions had net assets as of December 31, 2013:

Fidelity VIP Equity-Income Division                     MSF BlackRock Large Cap Value Division
MIST MFS Research International Division                MSF BlackRock Money Market Division
MSF Barclays Aggregate Bond Index Division              MSF Jennison Growth Division
MSF BlackRock Diversified Division                      MSF MetLife Stock Index Division

3.  PORTFOLIO CHANGES


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGE:

Former Name                                            New Name

(MSF) Barclays Capital Aggregate Bond Index            (MSF) Barclays Aggregate Bond Index Portfolio
   Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2013.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Divisions.

NET TRANSFERS
Funds transferred by the contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. In addition, a transfer fee of $5 is imposed whenever funds are transferred between the Company's general account and the Separate Account for Contracts sold before May 1982. The Company is currently waiving the contract administrative charge and the transfer fee, but reserves the right to impose them in the future. Contracts sold in May 1982 and later impose a surrender charge which ranges from 0.0 percent to 9.0 percent if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Divisions. There were no contract charges assessed through the redemption of units during the two year period ended December 31, 2013.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2013               DECEMBER 31, 2013
                                                                  -------------------------------    ------------------------------
                                                                                                         COST OF        PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)  FROM SALES ($)
                                                                  -------------    -------------     --------------  --------------
     Fidelity VIP Equity-Income Division........................        334,147        7,350,302           683,693          627,580
     MIST MFS Research International Division...................        169,339        1,893,751            63,792          165,999
     MSF Barclays Aggregate Bond Index Division.................        105,953        1,137,682            59,997          307,583
     MSF BlackRock Diversified Division.........................        274,165        4,213,751           163,732          552,442
     MSF BlackRock Large Cap Value Division.....................        595,457        5,647,884           472,189          958,430
     MSF BlackRock Money Market Division........................          5,173          517,270            64,555          178,698
     MSF Jennison Growth Division...............................        614,679        7,433,320           184,041        1,156,806
     MSF MetLife Stock Index Division...........................        445,849       12,384,266         1,582,222        2,769,118

This page is intentionally left blank.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                           FIDELITY VIP                     MIST MFS                      MSF BARCLAYS
                                           EQUITY-INCOME             RESEARCH INTERNATIONAL           AGGREGATE BOND INDEX
                                             DIVISION                       DIVISION                        DIVISION
                                  ------------------------------  ------------------------------  ------------------------------
                                       2013            2012            2013            2012            2013            2012
                                  --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year.........         194,740         206,062          84,469          97,616          38,634          40,081
Units issued and transferred
   from other funding options...           1,430           1,909             498             786             280             581
Units redeemed and transferred
   to other funding options.....        (15,220)        (13,231)         (6,205)        (13,933)         (7,844)         (2,028)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Units end of year...............         180,950         194,740          78,762          84,469          31,070          38,634
                                  ==============  ==============  ==============  ==============  ==============  ==============


                                           MSF BLACKROCK                  MSF BLACKROCK                   MSF BLACKROCK
                                            DIVERSIFIED                  LARGE CAP VALUE                  MONEY MARKET
                                             DIVISION                       DIVISION                        DIVISION
                                  ------------------------------  ------------------------------  ------------------------------
                                       2013            2012            2013            2012            2013            2012
                                  --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year.........         100,510         107,065          78,611          87,056          31,038          30,059
Units issued and transferred
   from other funding options...             785             791             360             595           3,355          15,436
Units redeemed and transferred
   to other funding options.....         (9,154)         (7,346)         (9,345)         (9,040)         (8,711)        (14,457)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Units end of year...............          92,141         100,510          69,626          78,611          25,682          31,038
                                  ==============  ==============  ==============  ==============  ==============  ==============

                                               MSF JENNISON                    MSF METLIFE
                                                  GROWTH                       STOCK INDEX
                                                 DIVISION                       DIVISION
                                       -----------------------------  -----------------------------
                                            2013         2012 (a)          2013           2012
                                       -------------  --------------  -------------  --------------

Units beginning of year..............        293,166              --        225,989         245,876
Units issued and transferred
   from other funding options........          2,940         313,712         14,154          24,544
Units redeemed and transferred
   to other funding options..........       (35,415)        (20,546)       (33,620)        (44,431)
                                       -------------  --------------  -------------  --------------
Units end of year....................        260,691         293,166        206,523         225,989
                                       =============  ==============  =============  ==============

(a) For the period April 30, 2012 to December 31, 2012.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, for the respective stated periods in the five years ended December 31, 2013:

                                                    AS OF DECEMBER 31
                                      --------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO           NET
                                          UNITS       HIGHEST ($)      ASSETS ($)
                                      ------------  ---------------  -------------
  Fidelity VIP Equity-Income    2013       180,950            43.01      7,782,579
     Division                   2012       194,740            33.90      6,601,607
                                2011       206,062            29.19      6,014,934
                                2010       229,576            29.20      6,703,412
                                2009       249,938            25.61      6,401,464

  MIST MFS Research             2013        78,762            25.82      2,033,913
     International Division     2012        84,469            21.81      1,842,468
                                2011        97,616            18.84      1,838,677
                                2010       110,169            21.24      2,340,204
                                2009       123,008            19.22      2,363,580

  MSF Barclays Aggregate Bond   2013        31,070            37.27      1,158,055
     Index Division             2012        38,634            38.54      1,489,108
                                2011        40,081            37.47      1,501,901
                                2010        47,761            35.20      1,681,365
                                2009        53,014            33.53      1,777,426

  MSF BlackRock Diversified     2013        92,141            61.26      5,644,912
     Division                   2012       100,510            51.31      5,157,444
                                2011       107,065            46.12      4,938,166
                                2010       121,891            44.88      5,470,327
                                2009       130,796            41.34      5,407,133

  MSF BlackRock Large Cap       2013        69,626   82.03 - 178.12      7,157,324
     Value Division             2012        78,611   62.74 - 135.90      6,246,667
                                2011        87,056   55.45 - 119.82      6,139,089
                                2010        94,624   54.73 - 117.95      6,662,725
                                2009        99,983   50.61 - 108.81      6,478,751

  MSF BlackRock Money Market    2013        25,682            20.14        517,256
     Division                   2012        31,038            20.34        631,412
                                2011        30,059            20.55        617,683
                                2010        31,706            20.75        658,060
                                2009        38,939            20.96        816,225

  MSF Jennison Growth Division  2013       260,691            37.30      9,724,259
     (Commenced 4/30/2012)      2012       293,166            27.50      8,062,295

  MSF MetLife Stock Index       2013       206,523            91.92     18,984,161
     Division                   2012       225,989            70.33     15,893,445
                                2011       245,876            61.37     15,088,915
                                2010       271,334            60.87     16,515,095
                                2009       298,523            53.54     15,983,882

                                                FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  Fidelity VIP Equity-Income    2013       2.49               1.00                26.87
     Division                   2012       3.14               1.00                16.13
                                2011       2.43               1.00               (0.03)
                                2010       1.81               1.00                14.01
                                2009       2.31               1.00                28.89

  MIST MFS Research             2013       2.77               1.00                18.39
     International Division     2012       2.13               1.00                15.80
                                2011       2.08               1.00              (11.33)
                                2010       1.96               1.00                10.52
                                2009       3.51               1.00                30.66

  MSF Barclays Aggregate Bond   2013       3.73               1.00               (3.30)
     Index Division             2012       3.65               1.00                 2.86
                                2011       3.68               1.00                 6.44
                                2010       3.69               1.00                 4.99
                                2009       6.54               1.00                 4.13

  MSF BlackRock Diversified     2013       2.46               1.00                19.39
     Division                   2012       2.29               1.00                11.25
                                2011       2.45               1.00                 2.77
                                2010       1.91               1.00                 8.56
                                2009       5.17               1.00                16.12

  MSF BlackRock Large Cap       2013       1.41        0.75 - 1.00        30.74 - 31.07
     Value Division             2012       1.63        0.75 - 1.00        13.14 - 13.42
                                2011       1.15        0.75 - 1.00          1.33 - 1.58
                                2010       1.08        0.75 - 1.00          8.13 - 8.40
                                2009       1.64        0.75 - 1.00        10.12 - 10.39

  MSF BlackRock Money Market    2013         --               1.00               (1.00)
     Division                   2012         --               1.00               (1.00)
                                2011         --               1.00               (0.99)
                                2010       0.01               1.00               (0.98)
                                2009       0.45               1.00               (0.57)

  MSF Jennison Growth Division  2013       0.42               1.00                35.64
     (Commenced 4/30/2012)      2012         --               1.00               (3.63)

  MSF MetLife Stock Index       2013       1.82               1.00                30.71
     Division                   2012       1.77               1.00                14.60
                                2011       1.68               1.00                 0.82
                                2010       1.78               1.00                13.68
                                2009       2.76               1.00                24.98

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
           OF GENERAL AMERICAN LIFE INSURANCE COMPANY
        NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)



 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

 2 These amounts represent annualized contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012 and 2011 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Other Matter

Results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2014

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                            2013       2012
                                                                                         ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $6,984 and $6,836, respectively)..................................................... $    7,610 $    8,017
 Equity securities available-for-sale, at estimated fair value (cost: $69 and $63,
   respectively)........................................................................         74         64
 Mortgage loans (net of valuation allowances of $4 and $7, respectively)................        876        845
 Policy loans...........................................................................      1,757      1,774
 Real estate and real estate joint ventures.............................................         70         63
 Other limited partnership interests....................................................        233        210
 Short-term investments, at estimated fair value........................................        276        191
 Other invested assets, principally at estimated fair value.............................        117        141
                                                                                         ---------- ----------
   Total investments....................................................................     11,013     11,305
Cash and cash equivalents, at estimated fair value......................................         51         88
Accrued investment income...............................................................         99         98
Premiums, reinsurance and other receivables.............................................      2,802      2,716
Deferred policy acquisition costs and value of business acquired........................        311        257
Current income tax recoverable..........................................................         --          9
Other assets............................................................................        134        128
Separate account assets.................................................................        914        986
                                                                                         ---------- ----------
   Total assets......................................................................... $   15,324 $   15,587
                                                                                         ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.................................................................. $    5,401 $    5,231
Policyholder account balances...........................................................      5,597      5,584
Other policy-related balances...........................................................        240        287
Policyholder dividends payable..........................................................         83         89
Payables for collateral under securities loaned and other transactions..................        692        603
Long-term debt..........................................................................        103        102
Current income tax payable..............................................................         17         --
Deferred income tax liability...........................................................        124        329
Other liabilities.......................................................................        724        736
Separate account liabilities............................................................        914        986
                                                                                         ---------- ----------
   Total liabilities....................................................................     13,895     13,947
                                                                                         ---------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares
  issued and outstanding................................................................          3          3
Additional paid-in capital..............................................................        853        865
Retained earnings.......................................................................        220         35
Accumulated other comprehensive income (loss)...........................................        353        737
                                                                                         ---------- ----------
   Total stockholder's equity...........................................................      1,429      1,640
                                                                                         ---------- ----------
   Total liabilities and stockholder's equity........................................... $   15,324 $   15,587
                                                                                         ========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                  2013      2012      2011
                                                                --------- --------- ---------
Revenues
Premiums....................................................... $     520 $     431 $     302
Universal life and investment-type product policy fees.........        97       118       115
Net investment income..........................................       532       503       491
Other revenues.................................................        12         5        15
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.       (5)       (5)       (2)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)............       (2)       (1)       (1)
 Other net investment gains (losses)...........................        22        11        44
                                                                --------- --------- ---------
   Total net investment gains (losses).........................        15         5        41
 Net derivative gains (losses).................................       127      (32)        40
                                                                --------- --------- ---------
     Total revenues............................................     1,303     1,030     1,004
                                                                --------- --------- ---------
Expenses
Policyholder benefits and claims...............................       638       581       499
Interest credited to policyholder account balances.............       138       145       134
Policyholder dividends.........................................       131       144       151
Other expenses.................................................       118       141       127
                                                                --------- --------- ---------
     Total expenses............................................     1,025     1,011       911
                                                                --------- --------- ---------
Income (loss) before provision for income tax..................       278        19        93
Provision for income tax expense (benefit).....................        93         5        42
                                                                --------- --------- ---------
Net income (loss).............................................. $     185 $      14 $      51
                                                                ========= ========= =========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013     2012     2011
                                                                      --------- ------- ---------
Net income (loss).................................................... $     185 $    14 $      51
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     (590)     174       337
 Unrealized gains (losses) on derivatives............................       (3)     (1)        --
 Foreign currency translation adjustments............................         2     (1)        --
 Defined benefit plans adjustment....................................        --     (2)       (4)
                                                                      --------- ------- ---------
Other comprehensive income (loss), before income tax.................     (591)     170       333
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................       207    (59)     (118)
                                                                      --------- ------- ---------
Other comprehensive income (loss), net of income tax.................     (384)     111       215
                                                                      --------- ------- ---------
Comprehensive income (loss).......................................... $   (199) $   125 $     266
                                                                      ========= ======= =========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
              For the Year Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                      Accumulated Other Comprehensive Income (Loss)
                                                    -------------------------------------------------
                                                         Net                     Foreign    Defined
                                Additional            Unrealized   Other-Than-  Currency    Benefit       Total
                         Common  Paid-in   Retained   Investment    Temporary  Translation   Plans    Stockholder's
                         Stock   Capital   Earnings Gains (Losses) Impairments Adjustments Adjustment    Equity
                         ------ ---------- -------- -------------- ----------- ----------- ---------- -------------
Balance at December 31,
  2010.................. $   3  $   1,029  $  (11)     $   433       $  (10)    $   (10)    $   (2)     $   1,432
Dividends on common
  stock.................            (164)     (19)                                                          (183)
Net income (loss).......                        51                                                             51
Other comprehensive
  income (loss), net of
  income tax............                                   219           (1)                    (3)           215
                         -----  ---------  -------     -------       -------    --------    -------     ---------
Balance at December 31,
  2011..................     3        865       21         652          (11)        (10)        (5)         1,515
Net income (loss).......                        14                                                             14
Other comprehensive
  income (loss), net of
  income tax............                                   108             6         (1)        (2)           111
                         -----  ---------  -------     -------       -------    --------    -------     ---------
Balance at December 31,
  2012..................     3        865       35         760           (5)        (11)        (7)         1,640
Return of Capital.......             (12)                                                                    (12)
Net income (loss).......                       185                                                            185
Other comprehensive
  income (loss), net of
  income tax............                                 (389)             3           2         --         (384)
                         -----  ---------  -------     -------       -------    --------    -------     ---------
Balance at December 31,
  2013.................. $   3  $     853  $   220     $   371       $   (2)    $    (9)    $   (7)     $   1,429
                         =====  =========  =======     =======       =======    ========    =======     =========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                                       2013       2012
                                                                                                    ---------- ----------
Cash flows from operating activities
Net income (loss).................................................................................. $      185 $       14
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................          6          6
  Amortization of premiums and accretion of discounts associated with investments, net.............       (43)       (39)
  (Gains) losses on investments and derivatives and from sales of businesses, net..................      (130)         40
  (Income) loss from equity method investments, net of dividends or distributions..................        (8)        (9)
  Interest credited to policyholder account balances...............................................        138        145
  Interest (income) expense on equity linked notes.................................................       (14)        (6)
  Universal life and investment-type product policy fees...........................................       (97)      (118)
  Change in premiums, reinsurance and other receivables............................................       (82)      (167)
  Change in deferred policy acquisition costs and value of business acquired, net..................       (97)       (77)
  Change in income tax.............................................................................         28       (12)
  Change in other assets...........................................................................          6          6
  Change in insurance-related liabilities and policy-related balances..............................        134        161
  Change in other liabilities......................................................................          4          7
  Other, net.......................................................................................        (1)          5
                                                                                                    ---------- ----------
Net cash provided by (used in) operating activities................................................         29       (44)
                                                                                                    ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................      2,267      1,914
   Equity securities...............................................................................          7          8
   Mortgage loans..................................................................................        132         24
   Real estate and real estate joint ventures......................................................          6         --
   Other limited partnership interests.............................................................         19         25
  Purchases of:
   Fixed maturity securities.......................................................................    (2,294)    (1,959)
   Equity securities...............................................................................       (12)       (36)
   Mortgage loans..................................................................................      (161)      (265)
   Real estate and real estate joint ventures......................................................       (14)       (12)
   Other limited partnership interests.............................................................       (34)       (37)
  Cash received in connection with freestanding derivatives........................................         71         46
  Cash paid in connection with freestanding derivatives............................................        (6)       (85)
  Issuances of loans to affiliates.................................................................         --         --
  Net change in policy loans.......................................................................         17         23
  Net change in short-term investments.............................................................       (85)         63
  Net change in other invested assets..............................................................        (7)          5
                                                                                                    ---------- ----------
Net cash provided by (used in) investing activities................................................       (94)      (286)
                                                                                                    ---------- ----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................      1,417      1,820
   Withdrawals.....................................................................................    (1,466)    (1,262)
  Net change in payables for collateral under securities loaned and other transactions.............         89      (212)
  Return of capital................................................................................       (12)         --
  Dividends on common stock........................................................................         --         --
                                                                                                    ---------- ----------
Net cash provided by (used in) financing activities................................................         28        346
                                                                                                    ---------- ----------
Change in cash and cash equivalents................................................................       (37)         16
Cash and cash equivalents, beginning of year.......................................................         88         72
                                                                                                    ---------- ----------
Cash and cash equivalents, end of year............................................................. $       51 $       88
                                                                                                    ========== ==========
Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
   Interest........................................................................................ $        8 $        8
                                                                                                    ========== ==========
   Income tax...................................................................................... $       59 $       18
                                                                                                    ========== ==========

                                                                                                       2011
                                                                                                    ----------
Cash flows from operating activities
Net income (loss).................................................................................. $       51
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................          7
  Amortization of premiums and accretion of discounts associated with investments, net.............       (46)
  (Gains) losses on investments and derivatives and from sales of businesses, net..................       (68)
  (Income) loss from equity method investments, net of dividends or distributions..................        (7)
  Interest credited to policyholder account balances...............................................        134
  Interest (income) expense on equity linked notes.................................................          9
  Universal life and investment-type product policy fees...........................................      (115)
  Change in premiums, reinsurance and other receivables............................................      (104)
  Change in deferred policy acquisition costs and value of business acquired, net..................       (38)
  Change in income tax.............................................................................         89
  Change in other assets...........................................................................         13
  Change in insurance-related liabilities and policy-related balances..............................        (9)
  Change in other liabilities......................................................................         47
  Other, net.......................................................................................         26
                                                                                                    ----------
Net cash provided by (used in) operating activities................................................       (11)
                                                                                                    ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................      1,375
   Equity securities...............................................................................        201
   Mortgage loans..................................................................................         48
   Real estate and real estate joint ventures......................................................         --
   Other limited partnership interests.............................................................         19
  Purchases of:
   Fixed maturity securities.......................................................................    (2,095)
   Equity securities...............................................................................       (29)
   Mortgage loans..................................................................................       (93)
   Real estate and real estate joint ventures......................................................        (2)
   Other limited partnership interests.............................................................       (52)
  Cash received in connection with freestanding derivatives........................................         62
  Cash paid in connection with freestanding derivatives............................................       (63)
  Issuances of loans to affiliates.................................................................       (50)
  Net change in policy loans.......................................................................         10
  Net change in short-term investments.............................................................       (79)
  Net change in other invested assets..............................................................       (12)
                                                                                                    ----------
Net cash provided by (used in) investing activities................................................      (760)
                                                                                                    ----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits........................................................................................        993
   Withdrawals.....................................................................................      (473)
  Net change in payables for collateral under securities loaned and other transactions.............        241
  Return of capital................................................................................         --
  Dividends on common stock........................................................................      (183)
                                                                                                    ----------
Net cash provided by (used in) financing activities................................................        578
                                                                                                    ----------
Change in cash and cash equivalents................................................................      (193)
Cash and cash equivalents, beginning of year.......................................................        265
                                                                                                    ----------
Cash and cash equivalents, end of year............................................................. $       72
                                                                                                    ==========
Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
   Interest........................................................................................ $        8
                                                                                                    ==========
   Income tax...................................................................................... $     (42)
                                                                                                    ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. Such reclassifications include ($9) million and ($7) million from other, net to (income) loss from equity method investments, net of dividends or distributions, all within cash flows from operating activities, in the statements of cash flows for the years ended December 31, 2012 and 2011, respectively.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          2
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Value of Business Acquired   3
     ----------------------------------------------------------------------
     Reinsurance                                                        4
     ----------------------------------------------------------------------
     Investments                                                        5
     ----------------------------------------------------------------------
     Derivatives                                                        6
     ----------------------------------------------------------------------
     Fair Value                                                         7
     ----------------------------------------------------------------------
     Income Tax                                                         11
     ----------------------------------------------------------------------
     Litigation Contingencies                                           12
     ----------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 3 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . Tax credit partnerships derive a significant source of investment return in the form of income tax credits and other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Embedded Derivatives

    The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   During the 2011 goodwill impairment test performed by the Company, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Employee Benefit Plans

   Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

   General American joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If the company or subsidiary has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $66 million and $76 million at December 31, 2013 and 2012, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $63 million and $70 million at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2013, 2012 and 2011.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $10 million for both of the years ended December 31, 2013 and 2012. Accumulated amortization of capitalized software was $7 million and $6 million at December 31, 2013 and 2012, respectively. Related amortization expense was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

  Other Revenues

    Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements, administrative service fees, and changes in account value relating to the Company's corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative cost previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligations. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 6%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 3% to 7%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 9%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       is 5%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 6%.
  ---------------------------------------------------------------------------

            General American Life Insurance Company and Subsidiary

  Participating business represented 20% and 19% of the Company's life insurance in-force at December 31, 2013 and 2012, respectively. Participating policies represented 79%, 78% and 99% of gross life insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            General American Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                   Universal and
                                        Annuity    Variable Life
                                       Contracts     Contracts
                                     ------------- -------------
                                      Guaranteed
                                     Annuitization   Secondary
                                       Benefits     Guarantees    Total
                                     ------------- ------------- -------
                                                (In millions)
       Direct
       Balance at January 1, 2011...      $      7      $     93 $   100
       Incurred guaranteed benefits.            --           (9)     (9)
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2011.             7            84      91
       Incurred guaranteed benefits.           (1)            13      12
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2012.             6            97     103
       Incurred guaranteed benefits.            --            11      11
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2013.      $      6      $    108 $   114
                                          ========      ======== =======
       Ceded
       Balance at January 1, 2011...      $     --      $     88 $    88
       Incurred guaranteed benefits.            --           (8)     (8)
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2011.            --            80      80
       Incurred guaranteed benefits.            --            13      13
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2012.            --            93      93
       Incurred guaranteed benefits.            --            11      11
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2013.      $     --      $    104 $   104
                                          ========      ======== =======
       Net
       Balance at January 1, 2011...      $      7      $      5 $    12
       Incurred guaranteed benefits.            --           (1)     (1)
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2011.             7             4      11
       Incurred guaranteed benefits.           (1)            --     (1)
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2012.             6             4      10
       Incurred guaranteed benefits.            --            --      --
       Paid guaranteed benefits.....            --            --      --
                                          --------      -------- -------
       Balance at December 31, 2013.      $      6      $      4 $    10
                                          ========      ======== =======

            General American Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2013    2012
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    20 $    16
                        Money Market....       2       2
                        Bond............       2       2
                        Balanced........       1       1
                                         ------- -------
                         Total.......... $    25 $    21
                                         ======= =======

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Two Tier Annuities

    Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                      December 31,
                                                 -----------------------
                                                    2013        2012
                                                 ----------- -----------
                                                    At Annuitization
                                                 -----------------------
                                                      (In millions)
        Annuity Contracts (1)
        Two Tier Annuities
        General account value................... $       269 $       274
        Net amount at risk...................... $        48 $        48
        Average attained age of contractholders.    64 years    64 years

            General American Life Insurance Company and Subsidiary

                                                        December 31,
                                                   -----------------------
                                                      2013        2012
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal and Variable Life Contracts (1)
     Account value (general and separate account). $     1,642 $     1,559
     Net amount at risk........................... $    13,732 $    14,321
     Average attained age of policyholders........    63 years    62 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                           December 31,
                                       ---------------------
                                          2013       2012
                                       ---------- ----------
                                           (In millions)
                   FHLB of Des Moines. $       50 $       55

  The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                    Liability            Collateral
                               -------------------- ------------------
                                              December 31,
                               ---------------------------------------
                                  2013      2012       2013       2012
                               ---------- --------- -------    -------
                                             (In millions)
       FHLB of Des Moines (1). $    1,000 $   1,000 $1,118 (2) $1,298 (2)

--------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

            General American Life Insurance Company and Subsidiary

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $829 million and $905 million at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $85 million and $81 million at December 31, 2013 and 2012, respectively. The average interest rate credited on these contracts was 2.03% and 2.51% at December 31, 2013 and 2012, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3.  Deferred Policy Acquisition Costs and Value of Business Acquired

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross

            General American Life Insurance Company and Subsidiary margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            General American Life Insurance Company and Subsidiary

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                   2013     2012    2011
                                                                   ------  ------  ------
                                                                     (In millions)
DAC
Balance at January 1,............................................ $  210   $  133  $   80
Capitalizations..................................................    142      124      57
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).    (2)       --      --
 Other expenses..................................................   (34)     (37)     (9)
                                                                   ------  ------  ------
   Total amortization............................................   (36)     (37)     (9)
                                                                   ------  ------  ------
Unrealized investment gains (losses).............................   (51)     (10)       5
                                                                   ------  ------  ------
Balance at December 31,..........................................    265      210     133
                                                                   ------  ------  ------
VOBA
Balance at January 1,............................................     47       62      80
Amortization related to:
 Other expenses..................................................    (9)     (10)    (10)
                                                                   ------  ------  ------
   Total amortization............................................    (9)     (10)    (10)
                                                                   ------  ------  ------
Unrealized investment gains (losses).............................      8      (5)     (8)
                                                                   ------  ------  ------
Balance at December 31,..........................................     46       47      62
                                                                   ------  ------  ------
Total DAC and VOBA
Balance at December 31,.......................................... $  311   $  257  $  195
                                                                   ======  ======  ======

            General American Life Insurance Company and Subsidiary

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                     VOBA
                                                 -------------
                                                 (In millions)
                  2014.......................... $          8
                  2015.......................... $          7
                  2016.......................... $          3
                  2017.......................... $          4
                  2018.......................... $          4

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most new individual life insurance policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $3 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

            General American Life Insurance Company and Subsidiary

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $431 million and $440 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  At December 31, 2013, the Company had $684 million of net unaffiliated ceded reinsurance recoverables. Of this total, $562 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $311 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $576 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $317 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                Years Ended December 31,
                                                                -----------------------
                                                                 2013     2012    2011
                                                                -------  ------- -------
                                                                     (In millions)
Premiums
 Direct premiums............................................... $   260  $   294 $   320
 Reinsurance assumed...........................................     549      444     297
 Reinsurance ceded.............................................   (289)    (307)   (315)
                                                                -------  ------- -------
   Net premiums................................................ $   520  $   431 $   302
                                                                =======  ======= =======
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   277  $   278 $   289
 Reinsurance assumed...........................................       1       --      --
 Reinsurance ceded.............................................   (181)    (160)   (174)
                                                                -------  ------- -------
   Net universal life and investment-type product policy fees.. $    97  $   118 $   115
                                                                =======  ======= =======
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $   548  $   613 $   606
 Reinsurance assumed...........................................     393      355     223
 Reinsurance ceded.............................................   (303)    (387)   (330)
                                                                -------  ------- -------
   Net policyholder benefits and claims........................ $   638  $   581 $   499
                                                                =======  ======= =======
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   220  $   223 $   210
 Reinsurance assumed...........................................       1       --      --
 Reinsurance ceded.............................................    (83)     (78)    (76)
                                                                -------  ------- -------
   Net interest credited to policyholder account balances...... $   138  $   145 $   134
                                                                =======  ======= =======
Other expenses
 Direct other expenses......................................... $    98  $   109 $   158
 Reinsurance assumed...........................................      80      120      55
 Reinsurance ceded.............................................    (60)     (88)    (86)
                                                                -------  ------- -------
   Net other expenses.......................................... $   118  $   141 $   127
                                                                =======  ======= =======

            General American Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                      December 31,
                                       ---------------------------------------------------------------------------
                                                        2013                                  2012
                                       -------------------------------------- ------------------------------------
                                                                      Total                                Total
                                                                     Balance                              Balance
                                         Direct   Assumed    Ceded    Sheet    Direct  Assumed    Ceded    Sheet
                                       ---------- -------- --------  -------- -------- -------- --------  --------
                                                                      (In millions)
Assets
Premiums, reinsurance and
 other receivables.................... $       25 $     99 $  2,678  $  2,802 $     27 $     74 $  2,615  $  2,716
Deferred policy acquisition costs and
 value of business acquired...........        214      249     (152)      311      243      139     (125)      257
                                       ---------- -------- --------  -------- -------- -------- --------  --------
  Total assets........................ $      239 $    348 $  2,526  $  3,113 $    270 $    213 $  2,490  $  2,973
                                       ========== ======== ========  ======== ======== ======== ========  ========
Liabilities
Future policy benefits................ $    4,846 $    555 $     --  $  5,401 $  4,915 $    316 $     --  $  5,231
Other policy-related balances.........        220       65      (45)      240      270       64      (47)      287
Other liabilities.....................        150       56      518       724      135       47      554       736
                                       ---------- -------- --------  -------- -------- -------- --------  --------
  Total liabilities................... $    5,216 $    676 $    473  $  6,365 $  5,320 $    427 $    507  $  6,254
                                       ========== ======== ========  ======== ======== ======== ========  ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $274 million and $256 million at December 31, 2013 and 2012, respectively. There were no deposit liabilities on reinsurance at both December 31, 2013 and 2012.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            General American Life Insurance Company and Subsidiary

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                               ---------------------
                                                                2013      2012    2011
                                                               ------    ------  -----
                                                                   (In millions)
Premiums
 Reinsurance assumed.......................................... $  313    $  202  $  62
 Reinsurance ceded............................................    (11)      (11)    (7)
                                                               ------    ------  -----
   Net premiums............................................... $  302    $  191  $  55
                                                               ======    ======  =====
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $    1    $   --  $  --
 Reinsurance ceded............................................    (80)      (83)   (90)
                                                               ------    ------  -----
   Net universal life and investment-type product policy fees. $  (79)   $  (83) $ (90)
                                                               ======    ======  =====
Policyholder benefits and claims
 Reinsurance assumed.......................................... $  262    $  172  $  54
 Reinsurance ceded............................................    (11)      (19)   (14)
                                                               ------    ------  -----
   Net policyholder benefits and claims....................... $  251    $  153  $  40
                                                               ======    ======  =====
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $   --    $   --  $  --
 Reinsurance ceded............................................    (81)      (78)   (76)
                                                               ------    ------  -----
   Net interest credited to policyholder account balances..... $  (81)   $  (78) $ (76)
                                                               ======    ======  =====
Other expenses
 Reinsurance assumed.......................................... $   46    $   66  $  21
 Reinsurance ceded............................................    (28)      (33)   (48)
                                                               ------    ------  -----
   Net other expenses......................................... $   18    $   33  $ (27)
                                                               ======    ======  =====

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                       December 31,
                                                         ----------------------------------------
                                                                 2013                 2012
                                                         -------------------  -------------------
                                                         Assumed     Ceded    Assumed     Ceded
                                                         -------- ----------  -------- ----------
                                                                       (In millions)
Assets
Premiums, reinsurance and other receivables............. $     99 $    1,963  $     74 $    1,880
Deferred policy acquisition costs and value of business
  acquired..............................................      249       (122)      139       (121)
                                                         -------- ----------  -------- ----------
 Total assets........................................... $    348 $    1,841  $    213 $    1,759
                                                         ======== ==========  ======== ==========
Liabilities
Future policy benefits.................................. $    451 $       --  $    219 $       --
Other policy-related balances...........................        7        (45)        2        (47)
Other liabilities.......................................       56         27        47         35
                                                         -------- ----------  -------- ----------
 Total liabilities...................................... $    514 $      (18) $    268 $      (12)
                                                         ======== ==========  ======== ==========

            General American Life Insurance Company and Subsidiary

  In January 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. The Company assumed premiums of $313 million, $202 million and $62 million and assumed benefits and related expenses of $307 million, $238 million and $75 million for the years ended December 31, 2013, 2012 and 2011, respectively. In connection with these agreements, the Company recorded assumed DAC and VOBA of $249 million and $139 million, premiums, reinsurance and other receivables of $97 million and $74 million, future policy benefits of $451 million and $219 million and affiliated reinsurance payables, included in other liabilities, of $56 million and $47 million at December 31, 2013 and 2012, respectively.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion and $1.8 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $273 million and $253 million at December 31, 2013 and 2012, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2013 and 2012.

5.  Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

            General American Life Insurance Company and Subsidiary

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                               December 31, 2013                             December 31, 2012
                                 --------------------------------------------- ---------------------------------------------
                                               Gross Unrealized                              Gross Unrealized
                                  Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                                 Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                                   Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                                 --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate.................. $  2,355  $    222 $     23  $  --  $  2,554  $   2,442 $    363 $     11  $  --  $  2,794
Foreign government..............      848       277       14     --     1,111        828      444       --     --     1,272
Foreign corporate...............      999       141       30     --     1,110      1,023      230       17     --     1,236
RMBS............................    1,093        38       19      3     1,109        858       60       11      8       899
U.S. Treasury and agency........    1,020        32       16     --     1,036        784       99       --     --       883
CMBS............................      382        10        2     --       390        564       22       12     --       574
ABS.............................      211         6        1     --       216        261        9        3     --       267
State and political subdivision.       76         8       --     --        84         76       16       --     --        92
                                 --------  -------- --------  -----  --------  --------- -------- --------  -----  --------
 Total fixed maturity
  securities.................... $  6,984  $    734 $    105  $   3  $  7,610  $   6,836 $  1,243 $     54  $   8  $  8,017
                                 ========  ======== ========  =====  ========  ========= ======== ========  =====  ========
Equity securities
Common stock.................... $     69  $      5 $     --  $  --  $     74  $      63 $      1 $     --  $  --  $     64
                                 --------  -------- --------  -----  --------  --------- -------- --------  -----  --------
 Total equity securities........ $     69  $      5 $     --  $  --  $     74  $      63 $      1 $     --  $  --  $     64
                                 ========  ======== ========  =====  ========  ========= ======== ========  =====  ========

   The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $4 million with unrealized gains (losses) of $3 million and $3 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

            General American Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2013                2012
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $    272  $    286  $    492  $    508
Due after one year through five years......    1,119     1,229       966     1,074
Due after five years through ten years.....    1,508     1,694     1,392     1,704
Due after ten years........................    2,399     2,686     2,303     2,991
                                            --------  --------  --------  --------
   Subtotal................................    5,298     5,895     5,153     6,277
Structured securities (RMBS, CMBS and ABS).    1,686     1,715     1,683     1,740
                                            --------  --------  --------  --------
       Total fixed maturity securities..... $  6,984  $  7,610  $  6,836  $  8,017
                                            ========  ========  ========  ========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

            General American Life Insurance Company and Subsidiary

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $    226    $  11     $   61     $  12     $   36      $  2     $  111     $   9
Foreign government...............      136       13          6         1          8        --         --        --
Foreign corporate................      249       12         57        18         63         2         32        15
RMBS.............................      593       15         82         7         21         1        110        18
U.S. Treasury and agency.........      479       16          1        --         48        --         --        --
CMBS.............................       50        1         35         1         41        --         33        12
ABS..............................        8       --         26         1         12        --         30         3
State and political subdivision..        2       --         --        --          2        --         --        --
                                  --------    -----     ------     -----     ------      ----     ------     -----
 Total fixed maturity
   securities.................... $  1,743    $  68     $  268     $  40     $  231      $  5     $  316     $  57
                                  ========    =====     ======     =====     ======      ====     ======     =====
Total number of securities in an
  unrealized loss position.......      320                  61                   57                   76
                                  ========              ======               ======               ======

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche

            General American Life Insurance Company and Subsidiary structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

            General American Life Insurance Company and Subsidiary

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $46 million during the year ended December 31, 2013 from $62 million to $108 million. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $12 million of the total $108 million of gross unrealized losses were from seven fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $12 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $11 million, or 92%, are related to gross unrealized losses on four investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $12 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $1 million, or 8%, are related to gross unrealized losses on three below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and U.S. corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, and evaluates U.S. corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer.

            General American Life Insurance Company and Subsidiary

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                   --------------------------------------------
                                           2013                   2012
                                   --------------------- ----------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------- ------------- --------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................    $  836       95.4%    $  825        97.6%
  Agricultural....................        44         5.0        27          3.2
                                      ------     -------    ------     --------
    Subtotal (1)..................       880       100.4       852        100.8
  Valuation allowances............       (4)       (0.4)       (7)        (0.8)
                                      ------     -------    ------     --------
      Total mortgage loans, net...    $  876      100.0%    $  845       100.0%
                                      ======     =======    ======     ========

--------

(1)Purchases of mortgage loans were $3 million for the year ended December 31, 2013. The Company purchased $195 million of mortgage loans at estimated fair value from an affiliate, MetLife Bank, National Association, during the year ended December 31, 2012.

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                  December 31,
                                           -----------------------------------------------------------
                                                       2013                          2012
                                           ----------------------------- -----------------------------
                                           Commercial Agricultural Total Commercial Agricultural Total
                                           ---------- ------------ ----- ---------- ------------ -----
                                                                  (In millions)
Mortgage loans:
 Evaluated individually for credit losses.   $  --        $ --     $  --   $  17        $ --     $  17
 Evaluated collectively for credit losses.     836          44       880     808          27       835
                                             -----        ----     -----   -----        ----     -----
   Total mortgage loans...................     836          44       880     825          27       852
                                             -----        ----     -----   -----        ----     -----
Valuation allowances:
 Specific credit losses...................      --          --        --       2          --         2
 Non-specifically identified
   credit losses..........................       4          --         4       5          --         5
                                             -----        ----     -----   -----        ----     -----
   Total valuation allowances.............       4          --         4       7          --         7
                                             -----        ----     -----   -----        ----     -----
     Mortgage loans, net of
       valuation allowance................   $ 832        $ 44     $ 876   $ 818        $ 27     $ 845
                                             =====        ====     =====   =====        ====     =====

            General American Life Insurance Company and Subsidiary

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                        Commercial Agricultural Total
                                        ---------- ------------ ------
                                                (In millions)
          Balance at January 1, 2011...   $    6     $    --    $    6
          Provision (release)..........      (2)          --       (2)
                                          ------     -------    ------
          Balance at December 31, 2011.        4          --         4
          Provision (release)..........        3          --         3
                                          ------     -------    ------
          Balance at December 31, 2012.        7          --         7
          Provision (release)..........      (3)          --       (3)
                                          ------     -------    ------
          Balance at December 31, 2013.   $    4     $    --    $    4
                                          ======     =======    ======

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis,

            General American Life Insurance Company and Subsidiary estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans were as follows at :

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------        % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x Total  Total   Fair Value   Total
                       ------- ------------- ------- ------ ------ ------------- ------
                                      (In millions)                (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $  771      $  --      $  24  $  795  95.1%    $  847      95.6%
65% to 75%............     15         --         --      15    1.8        14        1.6
76% to 80%............      3         --         23      26    3.1        25        2.8
Greater than 80%......     --         --         --      --     --        --         --
                       ------      -----      -----  ------ ------    ------     ------
 Total................ $  789      $  --      $  47  $  836 100.0%    $  886     100.0%
                       ======      =====      =====  ====== ======    ======     ======
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  723      $  17      $  --  $  740  89.7%    $  817      90.8%
65% to 75%............     23         18         23      64    7.8        65        7.2
76% to 80%............      3         --          1       4    0.5         4        0.4
Greater than 80%......     --         --         17      17    2.0        14        1.6
                       ------      -----      -----  ------ ------    ------     ------
 Total................ $  749      $  35      $  41  $  825 100.0%    $  900     100.0%
                       ======      =====      =====  ====== ======    ======     ======

            General American Life Insurance Company and Subsidiary

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2013 and 2012 had loan-to-value ratios of less than 65%.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no mortgage loans in non-accrual status at both December 31, 2013 and 2012.

 Impaired Mortgage Loans

   The Company had no impaired mortgage loans at December 31, 2013. For the year ended December 31, 2013, the average investment on impaired commercial mortgage loans and agricultural mortgage loans were $3 million and $0, respectively. The Company had one impaired commercial mortgage loan with an unpaid principal balance and recorded investment of $17 million, and a carrying value of $15 million at December 31, 2012. For the year ended December 31, 2012, the average investment on impaired commercial mortgage loans and agricultural mortgage loans were $13 million and $2 million, respectively. For the year ended December 31, 2011, the average investment on impaired agricultural mortgage loans was $3 million. Interest income on impaired mortgage loans was $0, $1 million and less than $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

   There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2013 and 2012.

Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values, loans to affiliates (see "-- Related Party Investment Transactions") and tax credit partnerships.

            General American Life Insurance Company and Subsidiary

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $18 million and $71 million at December 31, 2013 and 2012, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                         2013    2012     2011
                                                                        ------ -------- --------
                                                                             (In millions)
Fixed maturity securities.............................................. $  629 $  1,189 $  1,009
Fixed maturity securities with noncredit OTTI losses in AOCI...........    (3)      (8)     (16)
                                                                        ------ -------- --------
 Total fixed maturity securities.......................................    626    1,181      993
Equity securities......................................................      5        1       --
Derivatives............................................................    (5)      (2)      (1)
                                                                        ------ -------- --------
 Subtotal..............................................................    626    1,180      992
                                                                        ------ -------- --------
Amounts allocated from:
 Insurance liability loss recognition..................................     --      (4)      (4)
 DAC and VOBA..........................................................   (60)     (17)      (2)
                                                                        ------ -------- --------
   Subtotal............................................................   (60)     (21)      (6)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................      1        3        5
Deferred income tax benefit (expense)..................................  (198)    (407)    (350)
                                                                        ------ -------- --------
Net unrealized investment gains (losses)............................... $  369 $    755 $    641
                                                                        ====== ======== ========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                              Years Ended December 31,
                                                              ------------------------
                                                                2013         2012
                                                                --------    --------
                                                                (In millions)
 Balance at January 1,....................................... $    (8)     $   (16)
 Noncredit OTTI losses and subsequent changes recognized (1).        2            1
 Securities sold with previous noncredit OTTI loss...........        2            3
 Subsequent changes in estimated fair value..................        1            4
                                                                --------    --------
 Balance at December 31,..................................... $    (3)     $    (8)
                                                                ========    ========

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

            General American Life Insurance Company and Subsidiary

  The changes in net unrealized investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                          2013     2012    2011
                                                                          ------  ------  ------
                                                                            (In millions)
Balance at January 1,................................................... $  755   $  641  $  423
Fixed maturity securities on which noncredit OTTI losses have
  been recognized.......................................................      5        8     (1)
Unrealized investment gains (losses) during the year....................  (559)      180     342
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................      4       --     (1)
 DAC and VOBA...........................................................   (43)     (15)     (3)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................    (2)      (2)      --
 Deferred income tax benefit (expense)..................................    209     (57)   (119)
                                                                          ------  ------  ------
Balance at December 31,................................................. $  369   $  755  $  641
                                                                          ======  ======  ======
Change in net unrealized investment gains (losses)...................... $(386)   $  114  $  218
                                                                          ======  ======  ======

Concentrations of Credit Risk

  Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.0 billion and $1.2 billion at December 31, 2013 and 2012, respectively.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2013   2012
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
      Amortized cost........................................ $  597 $  536
      Estimated fair value.................................. $  617 $  582
     Cash collateral on deposit from counterparties (2)..... $  637 $  596
     Security collateral on deposit from counterparties (3). $   -- $    1
     Reinvestment portfolio -- estimated fair value......... $  634 $  591

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity securities at:

                                                               December 31,
                                                             -----------------
                                                               2013     2012
                                                             -------- --------
                                                               (In millions)
 Invested assets on deposit (regulatory deposits)........... $  1,265 $  1,470
 Invested assets pledged as collateral (1)..................    1,126    1,299
                                                             -------- --------
 Total invested assets on deposit and pledged as collateral. $  2,391 $  2,769
                                                             ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see Note 6).

    See"-- Securities Lending" for securities on loan.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $254 million at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $83 million at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss). This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $106.7 billion and $100.6 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled
$2.9 billion and $2.2 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $11.4 billion, $6.0 billion and $3.3 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

            General American Life Insurance Company and Subsidiary

Variable Interest Entities

  The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012.

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2013                 2012
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  1,715  $  1,715   $  1,740  $  1,740
 U.S. and foreign corporate.....................       47        47         72        72
Other limited partnership interests.............      176       227        150       215
Other invested assets...........................        1        --          1        --
                                                 --------  --------   --------  --------
 Total.......................................... $  1,939  $  1,989   $  1,963  $  2,027
                                                 ========  ========   ========  ========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million at both December 31, 2013 and 2012. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

Net Investment Income

  The components of net investment income were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
    Investment income:
     Fixed maturity securities......................... $  365   $  355  $  341
     Equity securities.................................      2        1       1
     Mortgage loans....................................     46       44      38
     Policy loans......................................     94       97     105
     Real estate and real estate joint ventures........      8        9       9
     Other limited partnership interests...............     33       17      14
     Cash, cash equivalents and short-term investments.      1        1       1
     Other.............................................      1      (2)      --
                                                         ------  ------  ------
       Subtotal........................................    550      522     509
     Less: Investment expenses.........................     18       19      18
                                                         ------  ------  ------
         Net investment income......................... $  532   $  503  $  491
                                                         ======  ======  ======

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

            General American Life Insurance Company and Subsidiary

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                         2013     2012    2011
                                                                          -----   ----     -----
                                                                          (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Finance............................................................ $ (3)    $(4)    $  --
                                                                          -----    ----    -----
       Total U.S. and foreign corporate securities......................   (3)     (4)       --
   RMBS.................................................................   (4)     (1)      (1)
   ABS..................................................................    --     (1)      (2)
                                                                          -----    ----    -----
 OTTI losses on fixed maturity securities recognized in earnings........   (7)     (6)      (3)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    25      16       10
                                                                          -----    ----    -----
        Total gains (losses) on fixed maturity securities...............    18      10        7
                                                                          -----    ----    -----
 Equity securities......................................................    --       3       45
 Mortgage loans.........................................................     4     (4)        2
 Other gains (losses)...................................................   (7)     (4)     (13)
                                                                          -----    ----    -----
        Total net investment gains (losses)............................. $  15    $  5    $  41
                                                                          =====    ====    =====

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($3) million, $17 million and $8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

            General American Life Insurance Company and Subsidiary

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                              Years Ended December 31,
                                  ------------------------------------------------------------
                                   2013     2012    2011    2013  2012  2011   2013  2012 2011
                                   ------   ----    ----    ----  ----  ----  ------ ---- ----
                                  Fixed Maturity Securities Equity Securities      Total
                                  ------------------------- ----------------- ----------------
                                                   (In millions)
Proceeds......................... $1,400    $936    $759    $ 2   $ 6   $197  $1,402 $942 $956
                                   ======    ====    ====   ===   ===   ====  ====== ==== ====
Gross investment gains........... $   29    $ 23    $ 18    $--   $ 3   $ 45  $   29 $ 26 $ 63
                                   ------    ----    ----   ---   ---   ----  ------ ---- ----
Gross investment losses..........    (4)     (7)     (8)     --    --     --     (4)  (7)  (8)
                                   ------    ----    ----   ---   ---   ----  ------ ---- ----
Total OTTI losses:
 Credit-related..................    (4)     (2)     (3)     --    --     --     (4)  (2)  (3)
 Other (1).......................    (3)     (4)      --     --    --     --     (3)  (4)   --
                                   ------    ----    ----   ---   ---   ----  ------ ---- ----
   Total OTTI losses.............    (7)     (6)     (3)     --    --     --     (7)  (6)  (3)
                                   ------    ----    ----   ---   ---   ----  ------ ---- ----
       Net investment gains
         (losses)................ $   18    $ 10    $  7    $--   $ 3   $ 45  $   18 $ 13 $ 52
                                   ======    ====    ====   ===   ===   ====  ====== ==== ====

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities and (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                    2013         2012
                                                                                   --------    --------
                                                                                   (In millions)
Balance, at January 1,.......................................................... $      5     $      5
Additions:
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired.....................................................................        3            1
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI......................................      (1)          (1)
                                                                                   --------    --------
Balance, at December 31,........................................................ $      7     $      5
                                                                                   ========    ========

            General American Life Insurance Company and Subsidiary

Related Party Investment Transactions

  The Company has affiliated loans outstanding to a wholly-owned real estate subsidiary of MLIC, which are included in mortgage loans, with a carrying value of $87 million and $77 million at December 31, 2013 and 2012, respectively. A loan issued in 2013 for $10 million bears interest at one-month LIBOR + 4.50% with quarterly interest only payments of less than $1 million through January 2017, when the principal balance is due. A loan with a carrying value of $77 million at both December 31, 2013 and 2012, bears interest at 7.26% due in quarterly principal and interest payments of $2 million through January 2020. These affiliated loans are secured by interests in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loans. Net investment income from this investment was $6 million for each of the years ended December 31, 2013, 2012 and 2011.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $50 million at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Net investment income from this loan was $3 million, $3 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $11 million, $12 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).

            General American Life Insurance Company and Subsidiary

 In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

   To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

 Equity Derivatives

   To a lesser extent the Company uses equity index options in non-qualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                             ----------------------------------------------------------
                                                                         2013                           2012
                                                             -----------------------------  ----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                                       -------------------           -------------------
                                                             Notional                       Notional
                           Primary Underlying Risk Exposure   Amount   Assets   Liabilities  Amount  Assets   Liabilities
                           --------------------------------  --------- -------  ----------- -------- -------  -----------
                                                                                   (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $      28 $    --    $      -- $     21 $    --  $         1
Cash flow hedges:
  Foreign currency swaps.. Foreign currency exchange rate...        50      --            4       29      --            1
                                                             --------- -------    --------- -------- -------  -----------
    Total qualifying hedges.............................            78      --            4       50      --            2
                                                             --------- -------    --------- -------- -------  -----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................     1,055      55            2      705      71            2
Interest rate futures..... Interest rate....................        --      --           --       15      --           --
Foreign currency swaps.... Foreign currency exchange rate...        88       1            9       51      --            4
Foreign currency forwards. Foreign currency exchange rate...       915       5           --      986      16           --
Credit default
 swaps -- purchased....... Credit...........................        50      --           --       54       2           --
Credit default
 swaps -- written......... Credit...........................       213       4           --      220      --           --
Equity options............ Equity market....................        15      --           --        7      --           --
                                                             --------- -------    --------- -------- -------  -----------
   Total non-designated or non-qualifying derivatives....        2,336      65           11    2,038      89            6
                                                             --------- -------    --------- -------- -------  -----------
    Total...............................................     $   2,414 $    65    $      15 $  2,088 $    89  $         8
                                                             ========= =======    ========= ======== =======  ===========

  Based on notional amounts, a substantial portion of the Company's derivatives were not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

            General American Life Insurance Company and Subsidiary

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                  2013      2012     2011
                                                --------- --------- -------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $      53 $    (19) $    57
    Embedded derivatives.......................        74      (13)    (17)
                                                --------- --------- -------
     Total net derivative gains (losses)....... $     127 $    (32) $    40
                                                ========= ========= =======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for each of the years ended December 31, 2013, 2012 and 2011 was not significant.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $12 million, $12 million,and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively.

            General American Life Insurance Company and Subsidiary

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
          Year Ended December 31, 2013:
           Interest rate derivatives..................     $     (16)
           Foreign currency exchange rate derivatives.             48
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............              4
                                                           ----------
             Total....................................     $       36
                                                           ==========
          Year Ended December 31, 2012:
           Interest rate derivatives..................     $      (2)
           Foreign currency exchange rate derivatives.           (31)
           Credit derivatives -- purchased............            (3)
           Credit derivatives -- written..............              4
                                                           ----------
             Total....................................     $     (32)
                                                           ==========
          Year Ended December 31, 2011:
           Interest rate derivatives..................     $       25
           Foreign currency exchange rate derivatives.             17
           Credit derivatives -- purchased............              3
           Credit derivatives -- written..............            (2)
                                                           ----------
             Total....................................     $       43
                                                           ==========

Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were not significant for the years ended December 31, 2013, 2012 and 2011. Changes in the fair value of the derivatives were $1 million for the year ended December 31, 2013, and not significant for the years ended December 31, 2012 and 2011. Changes in the fair value of the hedged items were ($1) million for the year ended December 31, 2013, and not significant for the years ended December 31, 2012 and 2011.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the years ended December 31, 2013, 2012 and 2011, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2013, 2012 and 2011.

  At December 31, 2013 and 2012, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was ($5) million and ($2) million, respectively.

  For the years ended December 31, 2013 and 2012, there were ($3) million and ($1) million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the year ended December 31, 2011, the amounts of gains (losses) deferred in AOCI related to foreign currency swaps was not significant. For both of the years ended December 31, 2013, 2012 and 2011, the amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps were not significant. For both of the years ended December 31, 2013 and 2012, the amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant. For the year ended December 31, 2011, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, the amounts of deferred net gains (losses) on derivatives in AOCI that were expected to be reclassified to earnings within the next 12 months were not significant.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $213 million and $220 million at December 31, 2013 and 2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $4 million and $2 million, respectively, to terminate all of these contracts.

            General American Life Insurance Company and Subsidiary

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                              December 31,
                            ---------------------------------------------------------------------------------
                                              2013                                     2012
                            ---------------------------------------- ----------------------------------------
                            Estimated      Maximum                   Estimated      Maximum
                            Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation   of Credit   Payments under    Average    of Credit   Payments under    Average
of Referenced                Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)        Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
-------------------------   ---------- ---------------- ------------ ---------- ---------------- ------------
                                   (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default
  swaps (corporate)........  $      --        $      --           --  $      --         $      7          1.0
Credit default swaps
  referencing indices......         --               --           --         --               --           --
                             ---------        ---------               ---------         --------
 Subtotal..................         --               --           --         --                7          1.0
                             ---------        ---------               ---------         --------
Baa
Single name credit default
  swaps (corporate)........         --               20          2.5         --               20          3.5
Credit default swaps
  referencing indices......          4              193          5.0          2              193          4.5
                             ---------        ---------               ---------         --------
 Subtotal..................          4              213          4.8          2              213          4.4
                             ---------        ---------               ---------         --------
   Total...................  $       4        $     213          4.8  $       2         $    220          4.3
                             =========        =========               =========         ========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-

            General American Life Insurance Company and Subsidiary off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                     December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar   --------------------- -------------------
Arrangement                                                         Assets   Liabilities Assets  Liabilities
----------------------------------------------------------------   --------- ----------- ------- -----------
                                                                                 (In millions)
Gross estimated fair value of derivatives:
 OTC-bilateral (1)................................................ $      62    $     15 $    90    $      8
 OTC-cleared (1)..................................................         4           1      --          --
 Exchange-traded..................................................        --          --      --          --
                                                                   ---------    -------- -------    --------
   Total gross estimated fair value of derivatives (1)............        66          16      90           8
Amounts offset in the consolidated balance sheets.................        --          --      --          --
                                                                   ---------    -------- -------    --------
Estimated fair value of derivatives presented in the consolidated
  balance sheets (1)..............................................        66          16      90           8
Gross amounts not offset in the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
 OTC-bilateral....................................................       (6)         (6)     (6)         (6)
 OTC-cleared......................................................        --          --      --          --
 Exchange-traded..................................................        --          --      --          --
Cash collateral: (3)
 OTC-bilateral....................................................      (48)          --     (7)          --
 OTC-cleared......................................................       (4)          --      --          --
 Exchange-traded..................................................        --          --      --          --
Securities collateral: (4)
 OTC-bilateral....................................................       (8)         (1)    (75)         (1)
 OTC-cleared......................................................        --          --      --          --
 Exchange-traded..................................................        --          --      --          --
                                                                   ---------    -------- -------    --------
Net amount after application of master netting agreements
  and collateral.................................................. $      --    $      9 $     2    $      1
                                                                   =========    ======== =======    ========

--------

(1)At both December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $1 million. At December 31, 2013 and 2012, derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $1 million and $0, respectively.

            General American Life Insurance Company and Subsidiary

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables in the balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2013 and 2012, the Company received excess cash collateral of $3 million and $0, respectively, which is not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not provide excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $1 million and $0, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $2 million and $0, respectively, for its OTC-bilateral derivatives, and $5 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit rating of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

            General American Life Insurance Company and Subsidiary triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided: Fair Value of Incremental Collateral Provided Upon:
                                          -------------------- ---------------------------------------------------
                                                                                          Downgrade in the
                                                                                    Company's Financial Strength
                                                                   One Notch           Rating to a Level that
                         Estimated                                Downgrade in        Triggers Full Overnight
                       Fair Value of                             the Company's          Collateralization or
                     Derivatives in Net      Fixed Maturity    Financial Strength        Termination of the
                   Liability Position (1)      Securities            Rating             Derivative Position
                   ---------------------- -------------------- ------------------   ----------------------------
                                                          (In millions)
December 31, 2013          $            9       $            3     $           --                 $            3
December 31, 2012          $            2       $            1     $           --                 $            1

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                     December 31,
                                                                                  -------------------
                                                           Balance Sheet Location   2013      2012
                                                           ---------------------- --------- ---------
                                                                                     (In millions)
Net embedded derivatives within liability host contracts:
 Funds withheld on ceded reinsurance......................   Other liabilities... $      22 $      96

  The following table presents changes in estimated fair value related to embedded derivatives:

                                             Years Ended December 31,
                                             -----------------------
                                               2013     2012   2011
                                             ---------  ----   ----
                                                 (In millions)
              Net derivative gains (losses). $      74  $(13)  $(17)

7.  Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair

            General American Life Insurance Company and Subsidiary value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            General American Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                         December 31, 2013
                                                              ----------------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                       Total Estimated
                                                              Level 1 Level 2  Level 3   Fair Value
                                                              ------- -------- ------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.............................................. $    -- $  2,455  $   99      $    2,554
 Foreign government..........................................      --      973     138           1,111
 Foreign corporate...........................................      --      997     113           1,110
 RMBS........................................................      --    1,027      82           1,109
 U.S. Treasury and agency....................................     708      328      --           1,036
 CMBS........................................................      --      382       8             390
 ABS.........................................................      --      168      48             216
 State and political subdivision.............................      --       84      --              84
                                                              ------- --------  ------      ----------
   Total fixed maturity securities...........................     708    6,414     488           7,610
                                                              ------- --------  ------      ----------
Equity securities:
 Common stock................................................      23       51      --              74
                                                              ------- --------  ------      ----------
   Total equity securities...................................      23       51      --              74
                                                              ------- --------  ------      ----------
Short-term investments.......................................      43      233      --             276
 Derivative assets: (1)
   Interest rate.............................................      --       55      --              55
   Foreign currency exchange rate............................      --        6      --               6
   Credit....................................................      --        4      --               4
                                                              ------- --------  ------      ----------
     Total derivative assets.................................      --       65      --              65
                                                              ------- --------  ------      ----------
Separate account assets (2)..................................      45      868       1             914
                                                              ------- --------  ------      ----------
     Total assets............................................ $   819 $  7,631  $  489      $    8,939
                                                              ======= ========  ======      ==========
Liabilities
Derivative liabilities: (1)
 Interest rate............................................... $    -- $      2  $   --      $        2
 Foreign currency exchange rate..............................      --       13      --              13
 Credit......................................................      --       --      --              --
                                                              ------- --------  ------      ----------
   Total derivative liabilities..............................      --       15      --              15
                                                              ------- --------  ------      ----------
Net embedded derivatives within liability host contracts (3).      --       --      22              22
                                                              ------- --------  ------      ----------
       Total liabilities..................................... $    -- $     15  $   22      $       37
                                                              ======= ========  ======      ==========

            General American Life Insurance Company and Subsidiary

                                                                         December 31, 2012
                                                              ----------------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                       Total Estimated
                                                              Level 1 Level 2  Level 3   Fair Value
                                                              ------- -------- ------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
 U.S. corporate..............................................  $   -- $  2,652  $  142      $    2,794
 Foreign government..........................................      --    1,118     154           1,272
 Foreign corporate...........................................      --    1,130     106           1,236
 RMBS........................................................      --      859      40             899
 U.S. Treasury and agency....................................     575      308      --             883
 CMBS........................................................      --      561      13             574
 ABS.........................................................      --      218      49             267
 State and political subdivision.............................      --       92      --              92
                                                               ------ --------  ------      ----------
   Total fixed maturity securities...........................     575    6,938     504           8,017
                                                               ------ --------  ------      ----------
Equity securities:
 Common stock................................................       9       55      --              64
                                                               ------ --------  ------      ----------
   Total equity securities...................................       9       55      --              64
                                                               ------ --------  ------      ----------
Short-term investments.......................................      36      155      --             191
 Derivative assets: (1)
   Interest rate.............................................      --       71      --              71
   Foreign currency exchange rate............................      --       16      --              16
   Credit....................................................      --        2      --               2
                                                               ------ --------  ------      ----------
     Total derivative assets.................................      --       89      --              89
                                                               ------ --------  ------      ----------
Separate account assets (2)..................................      49      936       1             986
                                                               ------ --------  ------      ----------
     Total assets............................................  $  669 $  8,173  $  505      $    9,347
                                                               ====== ========  ======      ==========
Liabilities
Derivative liabilities: (1)
 Interest rate...............................................  $   -- $      3  $   --      $        3
 Foreign currency exchange rate..............................      --        5      --               5
 Credit......................................................      --       --      --              --
                                                               ------ --------  ------      ----------
   Total derivative liabilities..............................      --        8      --               8
                                                               ------ --------  ------      ----------
Net embedded derivatives within liability host contracts (3).      --       --      96              96
                                                               ------ --------  ------      ----------
       Total liabilities.....................................  $   -- $      8  $   96      $      104
                                                               ====== ========  ======      ==========

--------

(1)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

            General American Life Insurance Company and Subsidiary

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets

(3)Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 2% of the total estimated fair value of fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent

            General American Life Insurance Company and Subsidiary pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

            General American Life Insurance Company and Subsidiary

   Foreign government and state and political subdivision securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Common stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for

            General American Life Insurance Company and Subsidiary identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Common stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

            General American Life Insurance Company and Subsidiary

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

            General American Life Insurance Company and Subsidiary

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

   Foreign currency exchange rate

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

 Embedded Derivatives

   Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-Investments--Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Embedded Derivatives Within Funds Withheld Related to Certain Ceded
   Reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3

            General American Life Insurance Company and Subsidiary classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2013 and 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

    Transfers out of Level 3 for fixed maturity and equity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

            General American Life Insurance Company and Subsidiary

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                                     December 31, 2013
                                                                                                   ----------------------
                                           Valuation                       Significant                           Weighted
                                           Techniques                   Unobservable Inputs          Range      Average (1)
                                --------------------------------- -------------------------------- ----------   -----------
Fixed maturity securities: (3)
 U.S. corporate and foreign                                                                        (10) -   150      27
  corporate....................  Matrix pricing                    Delta spread adjustments (4)
                                                                   Illiquidity premium (4)          30  -    30      30
                                                                   Credit spreads (4)               95  -   316      97
                                                                   Offered quotes (5)              100  -   100     100
                                 Consensus pricing                 Offered quotes (5)               33  -   102      52
                                --------------------------------------------------------------------------------------------
 Foreign government............  Market pricing                    Quoted prices (5)                94  -   108     105
                                 Consensus pricing                 Offered quotes (5)              112  -   140     126
                                --------------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and discounted     Credit spreads (4)               97  -   587     350
                                  cash flow
                                 Market pricing                    Quoted prices (5)                93  -   100      93
                                 Consensus pricing                 Offered quotes (5)               97  -    97      97
                                --------------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and discounted     Credit spreads (4)              350  -   350     350
                                  cash flow
                                 Market pricing                    Quoted prices (5)               100  -   104     104
                                --------------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and discounted     Credit spreads (4)               78  -    78      78
                                  cash flow
                                 Market pricing                    Quoted prices (5)               100  -   104     101
                                 Consensus pricing                 Offered quotes (5)               99  -   100     100
                                --------------------------------------------------------------------------------------------

                                                                                                     December 31, 2012
                                                                                                   ---------------------
                                           Valuation                       Significant                          Weighted
                                           Techniques                   Unobservable Inputs          Range     Average (1)
                                --------------------------------- -------------------------------- ---------   -----------
Fixed maturity securities: (3)
 U.S. corporate and foreign                                                                         15 -   500     159
  corporate....................  Matrix pricing                    Delta spread adjustments (4)
                                                                   Illiquidity premium (4)          30 -    30      30
                                                                   Credit spreads (4)               23 -   603     273
                                                                   Offered quotes (5)
                                 Consensus pricing                 Offered quotes (5)               35 -   102      77
                                -------------------------------------------------------------------------------------------
 Foreign government............  Market pricing                    Quoted prices (5)
                                 Consensus pricing                 Offered quotes (5)              116 -   158     145
                                -------------------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and discounted     Credit spreads (4)              100 -   601     444
                                  cash flow
                                 Market pricing                    Quoted prices (5)                53 -    53      53
                                 Consensus pricing                 Offered quotes (5)               80 -    80      80
                                -------------------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and discounted     Credit spreads (4)               35 -   500     163
                                  cash flow
                                 Market pricing                    Quoted prices (5)               104 -   104     104
                                -------------------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and discounted     Credit spreads (4)               71 -   102      98
                                  cash flow
                                 Market pricing                    Quoted prices (5)               100 -   102     101
                                 Consensus pricing                 Offered quotes (5)
                                -------------------------------------------------------------------------------------------

                                                                                                     Impact of
                                                                                                    Increase in
                                                                                                     Input on
                                           Valuation                       Significant               Estimated
                                           Techniques                   Unobservable Inputs        Fair Value (2)
                                --------------------------------- -------------------------------- --------------
Fixed maturity securities: (3)
 U.S. corporate and foreign                                                                          Decrease
  corporate....................  Matrix pricing                    Delta spread adjustments (4)
                                                                   Illiquidity premium (4)           Decrease
                                                                   Credit spreads (4)                Decrease
                                                                   Offered quotes (5)                Increase
                                 Consensus pricing                 Offered quotes (5)                Increase
                                ----------------------------------------------------------------------------------
 Foreign government............  Market pricing                    Quoted prices (5)                 Increase
                                 Consensus pricing                 Offered quotes (5)                Increase
                                ----------------------------------------------------------------------------------
 RMBS..........................  Matrix pricing and discounted     Credit spreads (4)              Decrease (6)
                                  cash flow
                                 Market pricing                    Quoted prices (5)               Increase (6)
                                 Consensus pricing                 Offered quotes (5)              Increase (6)
                                ----------------------------------------------------------------------------------
 CMBS..........................  Matrix pricing and discounted     Credit spreads (4)              Decrease (6)
                                  cash flow
                                 Market pricing                    Quoted prices (5)               Increase (6)
                                ----------------------------------------------------------------------------------
 ABS...........................  Matrix pricing and discounted     Credit spreads (4)              Decrease (6)
                                  cash flow
                                 Market pricing                    Quoted prices (5)               Increase (6)
                                 Consensus pricing                 Offered quotes (5)              Increase (6)
                                ----------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3 use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are

            General American Life Insurance Company and Subsidiary less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

    The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                     Fixed Maturity Securities:
                                                       -----------------------------------------------------------------------
                                                         U.S.        Foreign       Foreign
                                                       Corporate    Government    Corporate     RMBS       CMBS        ABS
                                                       ---------    ----------    ---------     -------    -------    -------
                                                                           (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................................  $   142      $    154     $    106     $    40    $    13    $    49
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................       --             3            1          --         --         --
   Net investment gains (losses)......................        3            --          (3)          --         --         --
   Net derivative gains (losses)......................       --            --           --          --         --         --
  OCI.................................................       --          (24)            8           7         10         --
Purchases (3).........................................       12             7           28          36         --          8
Sales (3).............................................     (25)           (2)         (26)         (2)       (18)        (8)
Issuances (3).........................................       --            --           --          --         --         --
Settlements (3).......................................       --            --           --          --         --         --
Transfers into Level 3 (4)............................        5            --           --           1          3         --
Transfers out of Level 3 (4)..........................     (38)            --          (1)          --         --        (1)
                                                        -------      --------     --------      -------    -------    -------
Balance at December 31,...............................  $    99      $    138     $    113     $    82    $     8    $    48
                                                        =======      ========     ========      =======    =======    =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income...............................  $    --      $      3     $      2     $    --    $    --    $    --
  Net investment gains (losses).......................  $    --      $     --     $     --     $    --    $    --    $    --
  Net derivative gains (losses).......................  $    --      $     --     $     --     $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                -----------------------------------------------------------------------
                                 Equity Securities:
                                --------------------------
                                                Non-
                                             redeemable                       Net          Separate
                                 Common      Preferred     Short-term      Embedded        Account
                                 Stock         Stock       Investments    Derivatives     Assets (6)
                                 ---------   ----------    -----------     ------------   ----------
                                                     (In millions)
Year Ended December 31, 2013:
Balance at January 1,.......... $      --    $       --    $       --     $       (96)    $       1
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)...
   Net investment income.......        --            --            --               --           --
   Net investment gains
    (losses)...................        --            --            --               --           --
   Net derivative gains
    (losses)...................        --            --            --               74           --
 OCI...........................        --            --            --               --           --
Purchases (3)..................        --            --            --               --           --
Sales (3)......................        --            --            --               --           --
Issuances (3)..................        --            --            --               --           --
Settlements (3)................        --            --            --               --           --
Transfers into Level 3 (4).....        --            --            --               --           --
Transfers out of Level 3 (4)...        --            --            --               --           --
                                 ---------    ----------   ----------      ------------   ---------
Balance at December 31,........ $      --    $       --    $       --     $       (22)    $       1
                                 =========    ==========   ==========      ============   =========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income......... $      --    $       --    $       --     $         --    $      --
 Net investment gains (losses). $      --    $       --    $       --     $         --    $      --
 Net derivative gains (losses). $      --    $       --    $       --     $         73    $      --

            General American Life Insurance Company and Subsidiary

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                -----------------------------------------------------------------------
                                              Fixed Maturity Securities:
                                -----------------------------------------------------------------------
                                  U.S.        Foreign       Foreign
                                Corporate    Government    Corporate     RMBS       CMBS        ABS
                                ---------    ----------    ---------     -------    -------   -------
                                                    (In millions)
Year Ended December 31, 2012:
Balance at January 1,.......... $    122      $    150      $     52    $    27    $    35    $    35
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.......      (1)             4             1         --         --         --
   Net investment gains
    (losses)...................       --            --            --         --        (1)         --
   Net derivative gains
    (losses)...................       --            --            --         --         --         --
 OCI...........................        9            --             2          4        (6)          1
Purchases (3)..................       29            --            52         10         --         19
Sales (3)......................     (14)            --           (1)       (37)        (7)        (6)
Issuances (3)..................       --            --            --         --         --         --
Settlements (3)................       --            --            --         --         --         --
Transfers into Level 3 (4).....        5            --            --         36          5         --
Transfers out of Level 3 (4)...      (8)            --            --         --       (13)         --
                                --------      --------      --------     -------    -------     -------
Balance at December 31,........ $    142      $    154      $    106    $    40    $    13    $    49
                                ========      ========      ========     =======    =======     =======
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income......... $    (1)      $      4      $      1    $    --    $    --    $    --
 Net investment gains (losses). $     --      $     --      $     --    $    --    $    --    $    --
 Net derivative gains (losses). $     --      $     --      $     --    $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                    Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                    -----------------------------------------------------------------------
                                           Equity Securities:
                                    -----------------------------------------
                                                    Non-
                                                 redeemable                                    Separate
                                     Common      Preferred     Short-term     Net Embedded     Account
                                     Stock         Stock       Investments    Derivatives     Assets (6)
                                     ---------   ----------    -----------    ------------    ----------
                                                         (In millions)
Year Ended December 31, 2012:
Balance at January 1,.............. $      32    $      --      $      --      $      (83)      $      1
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...........        --           --             --               --            --
   Net investment gains (losses)...         3           --             --               --            --
   Net derivative gains (losses)...        --           --             --             (13)            --
 OCI...............................        --           --             --               --            --
Purchases (3)......................        --           --             --               --            --
Sales (3)..........................       (4)           --             --               --            --
Issuances (3)......................        --           --             --               --            --
Settlements (3)....................        --           --             --               --            --
Transfers into Level 3 (4).........        --           --             --               --            --
Transfers out of Level 3 (4).......      (31)           --             --               --            --
                                     ---------   ---------      ---------      -----------      --------
Balance at December 31,............ $      --    $      --      $      --      $      (96)      $      1
                                     =========   =========      =========      ===========      ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
 Net investment income............. $      --    $      --      $      --      $        --      $     --
 Net investment gains (losses)..... $      --    $      --      $      --      $        --      $     --
 Net derivative gains (losses)..... $      --    $      --      $      --      $      (13)      $     --

            General American Life Insurance Company and Subsidiary

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                -----------------------------------------------------------------------
                                              Fixed Maturity Securities:
                                -----------------------------------------------------------------------
                                  U.S.        Foreign       Foreign
                                Corporate    Government    Corporate     RMBS       CMBS        ABS
                                ---------    ----------    ---------     -------    -------   -------
                                                    (In millions)
Year Ended December 31, 2011:
Balance at January 1,.......... $    161      $    120      $    70     $    34    $    39    $    27
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)
   Net investment income.......      (1)             6            1          --         --         --
   Net investment gains
    (losses)...................        1            --           --          --         --         --
   Net derivative gains
    (losses)...................       --            --           --          --         --         --
 OCI...........................        4            26          (5)         (2)          3         --
Purchases (3)..................        8            --            5          --          5         32
Sales (3)......................     (26)           (2)         (16)          --       (12)        (6)
Issuances (3)..................       --            --           --          --         --         --
Settlements (3)................       --            --           --          --         --         --
Transfers into Level 3 (4).....        9            --           --          --         --         --
Transfers out of Level 3 (4)...     (34)            --          (3)         (5)         --       (18)
                                --------      --------      -------      -------    -------     -------
Balance at December 31,........ $    122      $    150      $    52     $    27    $    35    $    35
                                ========      ========      =======      =======    =======     =======
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income......... $    (1)      $      6      $     1     $    --    $    --    $    --
 Net investment gains (losses). $     --      $     --      $    --     $    --    $    --    $    --
 Net derivative gains (losses). $     --      $     --      $    --     $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                    Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                    -----------------------------------------------------------------------
                                      Equity Securities:
                                    ----------------------------
                                                       Non-
                                                    redeemable                                 Separate
                                                    Preferred    Short-term    Net Embedded    Account
                                    Common Stock      Stock      Investments   Derivatives    Assets (6)
                                    ------------    ----------   -----------   ------------    -----------
                                                           (In millions)
Year Ended December 31, 2011:
Balance at January 1,..............  $        11     $       5   $         6   $      (66)    $        23
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...........           --            --            --            --             --
   Net investment gains (losses)...            4            --            --            --            (3)
   Net derivative gains (losses)...           --            --            --          (17)             --
 OCI...............................           --             1            --            --             --
Purchases (3)......................           21            --            --            --             --
Sales (3)..........................          (4)           (6)           (6)            --           (19)
Issuances (3)......................           --            --            --            --             --
Settlements (3)....................           --            --            --            --             --
Transfers into Level 3 (4).........           --            --            --            --             --
Transfers out of Level 3 (4).......           --            --            --            --             --
                                     -----------     ---------     ----------- -----------     -----------
Balance at December 31,............  $        32     $      --   $        --   $      (83)    $         1
                                     ===========     =========     =========== ===========     ===========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
 Net investment income.............  $        --     $      --   $        --   $        --    $        --
 Net investment gains (losses).....                                            $        --
                                     $        --     $      --   $        --                  $        --
 Net derivative gains (losses).....  $        --     $      --   $        --   $      (17)    $        --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

            General American Life Insurance Company and Subsidiary

 Nonrecurring Fair Value Measurements

   The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
 3).

                                 At December 31,               Years Ended December 31,
                              -------------------------------- ----------------------
                               2013       2012       2011       2013     2012    2011
                                ------     ------    -------   ------   ------ --------
                              Carrying Value After Measurement     Gains (Losses)
                              -------------------------------- ----------------------
                                             (In millions)
     Mortgage loans, net (1). $   --     $   15     $     5    $   --   $  (2) $     --
     Goodwill (2)............ $   --     $   --     $    --    $   --   $   -- $   (35)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)As discussed in Note 1, in 2011, the Company recorded an impairment of goodwill.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

            General American Life Insurance Company and Subsidiary

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                        December 31, 2013
                                 ---------------------------------------------------------------
                                                    Fair Value Hierarchy
                                            ------------------------------------
                                  Carrying                                          Total Estimated
                                   Value        Level 1     Level 2        Level 3    Fair Value
                                 ---------- ----------- -----------    ------------ ---------------
                                                          (In millions)
Assets
Mortgage loans.................. $      876 $        -- $        --    $        932   $       932
Policy loans.................... $    1,757 $        -- $       118    $      1,898   $     2,016
Other invested assets........... $       50 $        -- $        56    $         --   $        56
Premiums, reinsurance and other
 receivables.................... $      279 $        -- $         5    $        288   $       293
Liabilities
PABs............................ $    2,071 $        -- $        --    $      2,172   $     2,172
Long-term debt.................. $      103 $        -- $       130    $         --   $       130
Other liabilities............... $        4 $        -- $         4    $         --   $         4
Separate account liabilities.... $       63 $        -- $        63    $         --   $        63

                                                        December 31, 2012
                                 ---------------------------------------------------------------
                                                    Fair Value Hierarchy
                                            ------------------------------------
                                  Carrying                                          Total Estimated
                                   Value        Level 1     Level 2        Level 3    Fair Value
                                 ---------- ----------- -----------    ------------ ---------------
                                                          (In millions)
Assets
Mortgage loans.................. $      845 $        -- $        --    $        930   $       930
Policy loans.................... $    1,774 $        -- $       124    $      2,082   $     2,206
Other invested assets........... $       50 $        -- $        63    $         --   $        63
Premiums, reinsurance and other
 receivables.................... $      256 $        -- $        --    $        277   $       277
Liabilities
PABs............................ $    2,067 $        -- $        --    $      2,236   $     2,236
Long-term debt.................. $      102 $        -- $       138    $         --   $       138
Other liabilities............... $        4 $        -- $         4    $         --   $         4
Separate account liabilities.... $       57 $        -- $        57    $         --   $        57

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

            General American Life Insurance Company and Subsidiary

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Other Invested Assets

  These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amount receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts due for securities sold, classified within Level 2, are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

  The estimated fair values of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

            General American Life Insurance Company and Subsidiary

 Other Liabilities

   Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8.  Long-term Debt

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $103 million and $102 million at December 31, 2013 and 2012, respectively.

  Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

 Interest Expense

  Interest expense related to the Company's indebtedness, included in other expenses, was $9 million for each of the years ended December 31, 2013, 2012 and 2011.

9. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for General American was in excess of 500% for all periods presented.

            General American Life Insurance Company and Subsidiary

   General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Statutory net income of General American, a Missouri domiciled insurer, was $60 million, $19 million and $128 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $818 million and $873 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri Department of Insurance.

 Dividend Restrictions

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri
Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, General American did not pay dividends to MLIC. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. Based on amounts at December 31, 2013, General American could pay a stockholder dividend in 2014 of $81 million without prior approval of the Missouri Director.

            General American Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                        Unrealized                       Foreign
                                     Investment Gains     Unrealized    Currency      Defined
                                     (Losses), Net of   Gains (Losses) Translation Benefit Plans
                                    Related Offsets (1) on Derivatives Adjustments  Adjustment     Total
                                    ------------------- -------------- ----------- ------------- ----------
                                                                 (In millions)
Balance at December 31, 2010.......        $        424    $       (1) $      (10)    $      (2) $      411
OCI before reclassifications.......                 391             --          --            --        391
Income tax expense (benefit).......               (137)             --          --            --      (137)
                                           ------------    ----------- -----------    ---------- ----------
 OCI before reclassifications, net
   of income tax...................                 678            (1)        (10)           (2)        665
Amounts reclassified from
  AOCI.............................                (54)             --          --           (4)       (58)
Income tax expense (benefit).......                  18             --          --             1         19
                                           ------------    ----------- -----------    ---------- ----------
 Amounts reclassified from
   AOCI, net of income tax.........                (36)             --          --           (3)       (39)
                                           ------------    ----------- -----------    ---------- ----------
Balance at December 31, 2011.......                 642            (1)        (10)           (5)        626
OCI before reclassifications.......                 190            (1)         (1)             3        191
Income tax expense (benefit).......                (65)             --          --           (1)       (66)
                                           ------------    ----------- -----------    ---------- ----------
 OCI before reclassifications, net
   of income tax...................                 767            (2)        (11)           (3)        751
Amounts reclassified from
  AOCI.............................                (16)             --          --           (5)       (21)
Income tax expense (benefit).......                   6             --          --             1          7
                                           ------------    ----------- -----------    ---------- ----------
 Amounts reclassified from
   AOCI, net of income tax.........                (10)             --          --           (4)       (14)
                                           ------------    ----------- -----------    ---------- ----------
Balance at December 31, 2012.......                 757            (2)        (11)           (7)        737
OCI before reclassifications.......               (567)            (3)           2           (1)      (569)
Income tax expense (benefit).......                 199              1          --            --        200
                                           ------------    ----------- -----------    ---------- ----------
 OCI before reclassifications, net
   of income tax...................                 389            (4)         (9)           (8)        368
Amounts reclassified from
  AOCI.............................                (23)             --          --             1       (22)
Income tax expense (benefit).......                   7             --          --            --          7
                                           ------------    ----------- -----------    ---------- ----------
 Amounts reclassified from
   AOCI, net of income tax.........                (16)             --          --             1       (15)
                                           ------------    ----------- -----------    ---------- ----------
Balance at December 31, 2013.......        $        373    $       (4) $       (9)    $      (7) $      353
                                           ============    =========== ===========    ========== ==========

--------

(1)See Note 5 for information on offsets to investments related to insurance liabilities and DAC and VOBA.

            General American Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                Statement of Operations and
AOCI Components                              Amounts Reclassified from AOCI Comprehensive Income (Loss) Location
-------------------------------------------  -----------------------------  ------------------------------------
                                               Years Ended December 31,
                                             -----------------------------
                                               2013       2012      2011
                                             ---------  --------- ---------
                                                     (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment
   gains (losses)........................... $      17  $      13 $      51 Other net investment gains (losses)
  Net unrealized investment
   gains (losses)...........................         2          4         2 Net investment income
  Net unrealized investment
   gains (losses)...........................         6         --         2 Net derivative gains (losses)
  OTTI......................................       (2)        (1)       (1) OTTI on fixed maturity securities
                                             ---------  --------- ---------
    Net unrealized investment gains
     (losses), before income tax............        23         16        54
    Income tax (expense) benefit............       (7)        (6)      (18)
                                             ---------  --------- ---------
    Net unrealized investment gains
     (losses), net of income tax............ $      16  $      10 $      36
                                             =========  ========= =========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial
   gains (losses)........................... $       2  $      11 $      11
  Amortization of prior service
   (costs) credit...........................       (3)        (6)       (7)
                                             ---------  --------- ---------
    Amortization of defined benefit plan
     items, before income tax...............       (1)          5         4
    Income tax (expense) benefit............        --        (1)       (1)
                                             ---------  --------- ---------
    Amortization of defined benefit plan
     items, net of income tax............... $     (1)  $       4 $       3
                                             =========  ========= =========
Total reclassifications, net of income tax.. $      15  $      14 $      39
                                             =========  ========= =========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs.

            General American Life Insurance Company and Subsidiary

10. Other Expenses

  Information on other expenses was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2013     2012    2011
                                                        ------  ------  ------
                                                          (In millions)
     Compensation..................................... $    1   $    2  $    2
     Commissions......................................    158      139      50
     Capitalization of DAC............................  (142)    (124)    (57)
     Amortization of DAC and VOBA.....................     45       47      19
     Interest expense on debt and debt issuance costs.      9        9       9
     Premium taxes, licenses and fees.................      7       10       7
     Goodwill impairment (see Note 1).................     --       --      35
     Other............................................     40       58      62
                                                       ------   ------  ------
      Total other expenses............................ $  118   $  141  $  127
                                                       ======   ======  ======

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2013    2012     2011
                                                       ------   -----  ------
                                                         (In millions)
       Current:
        Federal...................................... $ (16)   $(29)   $ (27)
        Foreign......................................    101      --        2
                                                       ------   -----  ------
          Subtotal...................................     85    (29)     (25)
                                                       ------   -----  ------
       Deferred:
        Federal......................................      8      34       67
                                                       ------   -----  ------
          Provision for income tax expense (benefit). $   93   $   5   $   42
                                                       ======   =====  ======

            General American Life Insurance Company and Subsidiary

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2013     2012    2011
                                                        -----   ----     -----
                                                        (In millions)
        Tax provision at U.S. statutory rate           $  97    $  7    $  33
        Tax effect of:
         Tax-exempt income............................   (2)     (2)      (1)
         Tax credits..................................   (1)     (1)       --
         Dividend received deduction..................   (1)     (1)      (1)
         Goodwill impairment..........................    --      --       12
         Prior year tax...............................    --       2       --
         Other, net...................................    --      --      (1)
                                                        -----    ----    -----
           Provision for income tax expense (benefit). $  93    $  5    $  42
                                                        =====    ====    =====

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                            December 31,
                                                  ---------------------------------
                                                        2013             2012
                                                  ---------------- ----------------
                                                            (In millions)
Deferred income tax assets:
 Tax credit carryforwards........................ $             65 $              1
 Policyholder liabilities and receivables........               55               82
 Employee benefits...............................               26               25
 Investments, including derivatives..............               --                5
 Other...........................................                6                5
                                                  ---------------- ----------------
   Total deferred income tax assets..............              152              118
                                                  ---------------- ----------------
Deferred income tax liabilities:
 Net unrealized investment gains.................              197              404
 DAC and VOBA....................................               65               43
 Investments, including derivatives..............               14               --
                                                  ---------------- ----------------
   Total deferred income tax liabilities.........              276              447
                                                  ---------------- ----------------
     Net deferred income tax asset (liability)... $          (124) $          (329)
                                                  ================ ================

   Tax credit carryforwards of $65 million at December 31, 2013 will expire beginning in 2021.

   The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to affiliates includes $16 million and $40 million at December 31, 2013 and 2011, respectively. The amount due from affiliates includes $11 million at December 31, 2012.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other

            General American Life Insurance Company and Subsidiary tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state or local income tax examinations in major taxing jurisdictions for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2014.

   It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

   Unrecognized tax benefits was $7 million at December 31, 2013, 2012 and 2011. Unrecognized tax benefits that, if recognized would impact the effective rate was $7 million at December 31, 2013, 2012 and 2011.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                           Years Ended December 31,
                                                                           ----------------------
                                                                            2013     2012    2011
                                                                           ------   ------- -------
                                                                               (In millions)
Interest recognized in the consolidated statements of operations.......... $    1   $    -- $    --

                                                                                      December 31,
                                                                                    ---------------
                                                                                     2013    2012
                                                                                    ------- -------
                                                                                     (In millions)
Interest included in other liabilities in the consolidated balance sheets.          $     2 $     1

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both of the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $1 million related to the separate account DRD, and neither year included a true-up of the prior year tax return.

            General American Life Insurance Company and Subsidiary

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including General American, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On January 9, 2013, the West Virginia Treasurer filed an action against the Company in West Virginia state court (West Virginia ex rel. John
 D. Perdue v. General American Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-433), alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On December 30, 2013, the court granted defendants' motion to dismiss the action. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations, audits or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

   Over the past several years, the Company has faced claims and regulatory inquires and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

            General American Life Insurance Company and Subsidiary

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                 -------------
                                                                  2013   2012
                                                                 ------ ------
                                                                 (In millions)
  Other Assets:
   Premium tax offset for future undiscounted assessments....... $    5 $    5
   Premium tax offsets currently available for paid assessments.      1      1
                                                                 ------ ------
                                                                 $    6 $    6
                                                                 ====== ======
  Other Liabilities:
   Insolvency assessments....................................... $    6 $    6
                                                                 ====== ======

Commitments

  Commitments to Fund Partnership Investments

    The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $83 million and $99 million at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $7 million and $15 million at December 31, 2013 and 2012, respectively.

  Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments

    The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $18 million and $2 million at December 31, 2013 and 2012, respectively.

            General American Life Insurance Company and Subsidiary

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2013 and 2012.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $50 million, $40 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $2 million for each of the years ended December 31, 2013, 2012 and 2011. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million for each of the years ended December 31, 2013, 2012 and 2011.

  The Company had net receivables from affiliates, related to the items discussed above, of $6 million and $8 million at December 31, 2013 and 2012, respectively.

  See Notes 4 and 5 for additional information on related party transactions.

            General American Life Insurance Company and Subsidiary

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2013, through April 14, 2014, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Equity.................................................................   6
 Consolidated Statements of Cash Flows.............................................................   9
   Notes to the Consolidated Financial Statements..................................................  11
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......  11
     Note 2 -- Segment Information.................................................................  31
     Note 3 -- Discontinued Operations.............................................................  37
     Note 4 -- Insurance...........................................................................  37
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  45
     Note 6 -- Reinsurance.........................................................................  49
     Note 7 -- Closed Block........................................................................  55
     Note 8 -- Investments.........................................................................  59
     Note 9 -- Derivatives.........................................................................  85
     Note 10 -- Fair Value.........................................................................  99
     Note 11 -- Goodwill........................................................................... 129
     Note 12 -- Long-term and Short-term Debt...................................................... 131
     Note 13 -- Equity............................................................................. 134
     Note 14 -- Other Expenses..................................................................... 144
     Note 15 -- Employee Benefit Plans............................................................. 145
     Note 16 -- Income Tax......................................................................... 157
     Note 17 -- Contingencies, Commitments and Guarantees.......................................... 161
     Note 18 -- Quarterly Results of Operations (Unaudited)........................................ 171
     Note 19 -- Related Party Transactions......................................................... 171
     Note 20 -- Subsequent Events.................................................................. 172
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 173
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 174
 Schedule IV -- Consolidated Reinsurance........................................................... 176

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2014

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                     2013         2012
                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value
   (amortized cost: $165,371 and $164,757, respectively; includes $157 and
   $170, respectively, relating to variable interest entities).................. $    173,746 $    183,676
 Equity securities available-for-sale, at estimated fair value (cost: $1,813
   and $1,541, respectively)....................................................        1,892        1,499
 Trading and fair value option securities, at estimated fair value (includes
   $662 and $659, respectively, of actively traded securities; and $23 and $41,
   respectively, relating to variable interest entities)........................          723          752
 Mortgage loans (net of valuation allowances of $272 and $304, respectively;
   includes $338 and $0, respectively, under the fair value option).............       46,024       44,657
 Policy loans...................................................................        8,421        8,364
 Real estate and real estate joint ventures (includes $1,141 and $10, respectively, relating to variable interest entities; includes $40 and $1,
   respectively, of real estate held-for-sale)..................................        7,798        6,837
 Other limited partnership interests (includes $53 and $165, respectively,
   relating to variable interest entities)......................................        4,716        4,508
 Short-term investments, principally at estimated fair value....................        5,962        6,881
 Other invested assets, principally at estimated fair value (includes $78 and
   $81, respectively, relating to variable interest entities)...................       10,589       12,479
                                                                                 ------------ ------------
   Total investments............................................................      259,871      269,653
Cash and cash equivalents, principally at estimated fair value (includes $21
 and $31, respectively, relating to variable interest entities).................        1,098        1,401
Accrued investment income (includes $2 and $2, respectively, relating to
 variable interest entities)....................................................        2,249        2,242
Premiums, reinsurance and other receivables (includes $7 and $4, respectively,
 relating to variable interest entities)........................................       23,637       24,721
Deferred policy acquisition costs and value of business acquired................        6,416        5,832
Other assets (includes $24 and $4, respectively, relating to variable interest
 entities)......................................................................        4,716        4,444
Separate account assets.........................................................      134,796      120,971
                                                                                 ------------ ------------
   Total assets................................................................. $    432,783 $    429,264
                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................... $    111,963 $    113,986
Policyholder account balances...................................................       92,498       94,716
Other policy-related balances...................................................        5,671        5,663
Policyholder dividends payable..................................................          601          610
Policyholder dividend obligation................................................        1,771        3,828
Payables for collateral under securities loaned and other transactions..........       21,096       22,461
Short-term debt.................................................................          175          100
Long-term debt (includes $520 and $124, respectively, at estimated fair value,
 relating to variable interest entities)........................................        2,828        2,345
Current income tax payable......................................................          365          161
Deferred income tax liability (includes $1 and $2, respectively, at estimated
 fair value, relating to variable interest entities)............................        1,785        3,036
Other liabilities (includes $31 and $22, respectively, relating to variable
 interest entities).............................................................       32,180       33,941
Separate account liabilities....................................................      134,796      120,971
                                                                                 ------------ ------------
   Total liabilities............................................................      405,729      401,818
                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.............................................          774           --
                                                                                 ------------ ------------
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized;
   494,466,664 shares issued and outstanding at December 31, 2013 and 2012......            5            5
 Additional paid-in capital.....................................................       14,515       14,510
 Retained earnings..............................................................        9,352        8,631
 Accumulated other comprehensive income (loss)..................................        2,158        4,008
                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............       26,030       27,154
Noncontrolling interests........................................................          250          292
                                                                                 ------------ ------------
   Total equity.................................................................       26,280       27,446
                                                                                 ------------ ------------
   Total liabilities and equity................................................. $    432,783 $    429,264
                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013       2012       2011
                                                                  ---------- ---------- ----------
Revenues
Premiums......................................................... $   20,475 $   19,880 $   18,288
Universal life and investment-type product policy fees...........      2,363      2,239      2,202
Net investment income............................................     11,785     11,852     11,615
Other revenues...................................................      1,699      1,730      1,808
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity
   securities....................................................       (81)      (214)      (244)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..............       (47)         22         17
 Other net investment gains (losses).............................        176      (138)        359
                                                                  ---------- ---------- ----------
   Total net investment gains (losses)...........................         48      (330)        132
 Net derivative gains (losses)...................................    (1,070)        675      1,578
                                                                  ---------- ---------- ----------
     Total revenues..............................................     35,300     36,046     35,623
                                                                  ---------- ---------- ----------
Expenses
Policyholder benefits and claims.................................     23,032     22,269     20,681
Interest credited to policyholder account balances...............      2,253      2,390      2,372
Policyholder dividends...........................................      1,205      1,295      1,355
Other expenses...................................................      5,988      6,394      6,471
                                                                  ---------- ---------- ----------
     Total expenses..............................................     32,478     32,348     30,879
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      2,822      3,698      4,744
Provision for income tax expense (benefit).......................        681      1,055      1,460
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax......      2,141      2,643      3,284
Income (loss) from discontinued operations, net of income tax....          1         40         61
                                                                  ---------- ---------- ----------
Net income (loss)................................................      2,142      2,683      3,345
Less: Net income (loss) attributable to noncontrolling interests.        (7)          2        (8)
                                                                  ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,149 $    2,681 $    3,353
                                                                  ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012       2011
                                                                      -------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $  2,149 $    2,681 $    3,353
Net income (loss) attributable to noncontrolling interests...........      (7)          2        (8)
                                                                      -------- ---------- ----------
Net income (loss)....................................................    2,142      2,683      3,345
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........  (3,337)      2,502      2,567
 Unrealized gains (losses) on derivatives............................    (691)      (241)      1,203
 Foreign currency translation adjustments............................       22       (30)          6
 Defined benefit plans adjustment....................................    1,191      (766)      (671)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), before income tax.................  (2,815)      1,465      3,105
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      965      (511)    (1,074)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), net of income tax.................  (1,850)        954      2,031
                                                                      -------- ---------- ----------
Comprehensive income (loss)..........................................      292      3,637      5,376
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................      (7)          2        (8)
                                                                      -------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $    299 $    3,635 $    5,384
                                                                      ======== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2013

                                 (In millions)

                                                                        Accumulated Other Comprehensive Income (Loss)
                                                                    ------------------------------------------------------
                                                                          Net                      Foreign      Defined
                                           Additional                 Unrealized    Other-Than-    Currency     Benefit
                                 Common     Paid-in      Retained     Investment     Temporary   Translation     Plans
                                 Stock      Capital     Earnings     Gains (Losses)  Impairments  Adjustments  Adjustment
                                -------- ------------- ------------ --------------- ------------ ------------ ------------
Balance at December 31, 2012... $      5 $      14,510 $      8,631  $      6,497    $   (158)    $      18   $    (2,349)
Capital contributions from
 MetLife, Inc. (Note 13).......                      3
Excess tax benefits related to
 stock-based compensation......                      2
Dividends on common stock......                             (1,428)
Change in equity of
 noncontrolling interests......
Net income (loss)..............                               2,149
Other comprehensive income
 (loss), net of income tax.....                                           (2,700)           65           13            772
                                -------- ------------- ------------  ------------    ---------    ---------   ------------
Balance at December 31, 2013... $      5 $      14,515 $      9,352  $      3,797    $    (93)    $      31   $    (1,577)
                                ======== ============= ============  ============    =========    =========   ============


                                        Total
                                  Metropolitan Life
                                  Insurance Company    Noncontrolling     Total
                                 Stockholder's Equity    Interests        Equity
                                --------------------- --------------- -------------
Balance at December 31, 2012...     $      27,154       $      292    $      27,446
Capital contributions from
 MetLife, Inc. (Note 13).......                 3                                 3
Excess tax benefits related to
 stock-based compensation......                 2                                 2
Dividends on common stock......           (1,428)                           (1,428)
Change in equity of
 noncontrolling interests......                               (35)             (35)
Net income (loss)..............             2,149              (7)            2,142
Other comprehensive income
 (loss), net of income tax.....           (1,850)                           (1,850)
                                    -------------       ----------    -------------
Balance at December 31, 2013...     $      26,030       $      250    $      26,280
                                    =============       ==========    =============




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2012

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------
                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
Capital contributions from MetLife, Inc.
 (Note 13).................................                  3
Excess tax benefits related to stock-based
 compensation..............................                  1
Dividends on common stock..................                      (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        2,681
Other comprehensive income (loss), net of
 income tax................................                                     1,312            159       (19)          (498)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2012...............  $  5    $  14,510  $  8,631     $  6,497       $  (158)      $  18     $  (2,349)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                              Metropolitan Life
                                              Insurance Company    Noncontrolling   Total
                                             Stockholder's Equity    Interests      Equity
                                            --------------------- --------------- ---------
Balance at December 31, 2011...............       $  24,538           $  182      $  24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................               3                               3
Excess tax benefits related to stock-based
 compensation..............................               1                               1
Dividends on common stock..................         (1,023)                         (1,023)
Change in equity of noncontrolling
 interests.................................                              108            108
Net income (loss)..........................           2,681                2          2,683
Other comprehensive income (loss), net of
 income tax................................             954                             954
                                                  ---------           ------      ---------
Balance at December 31, 2012...............       $  27,154           $  292      $  27,446
                                                  =========           ======      =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------

                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2010...............  $  5    $  14,445  $  4,941     $  2,672       $  (254)      $  34     $  (1,429)
Capital contributions from MetLife, Inc.
 (Note 13).................................                 50
Excess tax benefits related to stock-based
 compensation..............................                 11
Dividends on common stock..................                      (1,321)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        3,353
Other comprehensive income (loss), net of
 income tax................................                                     2,513           (63)          3          (422)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                                Metropolitan
                                               Life Insurance         Non
                                                   Company         controlling   Total
                                             Stockholder's Equity  Interests     Equity
                                            --------------------- ------------ ---------
Balance at December 31, 2010...............       $  20,414          $  148    $  20,562
Capital contributions from MetLife, Inc.
 (Note 13).................................              50                           50
Excess tax benefits related to stock-based
 compensation..............................              11                           11
Dividends on common stock..................         (1,321)                      (1,321)
Change in equity of noncontrolling
 interests.................................                              42           42
Net income (loss)..........................           3,353             (8)        3,345
Other comprehensive income (loss), net of
 income tax................................           2,031                        2,031
                                                  ---------          ------    ---------
Balance at December 31, 2011...............       $  24,538          $  182    $  24,720
                                                  =========          ======    =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    2013       2012        2011
                                                                                 ---------- ----------- ----------
Cash flows from operating activities
Net income (loss)............................................................... $    2,142 $     2,683 $    3,345
Adjustments to reconcile net income (loss) to net cash provided by (used in)
 operating activities:
 Depreciation and amortization expenses.........................................        429         416        407
 Amortization of premiums and accretion of discounts associated with
   investments, net.............................................................      (738)       (698)      (683)
 (Gains) losses on investments and derivatives and from sales of businesses, net      1,112       (188)    (1,735)
 (Income) loss from equity method investments, net of dividends or distributions        195          42        269
 Interest credited to policyholder account balances.............................      2,253       2,390      2,372
 Universal life and investment-type product policy fees.........................    (2,363)     (2,239)    (2,202)
 Change in trading and fair value option securities.............................         25       (100)         20
 Change in accrued investment income............................................        108          22         14
 Change in premiums, reinsurance and other receivables..........................      (368)       (422)      (208)
 Change in deferred policy acquisition costs and value of business acquired, net       (82)         359        150
 Change in income tax...........................................................        334        (28)        527
 Change in other assets.........................................................        471         361        767
 Change in insurance-related liabilities and policy-related balances............      3,032       1,915      2,587
 Change in other liabilities....................................................      (381)         170        726
 Other, net.....................................................................      (109)       (147)      (125)
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) operating activities.............................      6,060       4,536      6,231
                                                                                 ---------- ----------- ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities......................................................     71,396      52,889     53,325
 Equity securities..............................................................        206         245        816
 Mortgage loans.................................................................     10,655       8,668      8,152
 Real estate and real estate joint ventures.....................................         87         721      1,058
 Other limited partnership interests............................................        449         585        754
Purchases of:
 Fixed maturity securities......................................................   (70,760)    (62,136)   (54,038)
 Equity securities..............................................................      (461)       (393)      (278)
 Mortgage loans.................................................................   (12,032)     (9,448)   (10,443)
 Real estate and real estate joint ventures.....................................    (1,427)     (1,447)      (980)
 Other limited partnership interests............................................      (675)       (660)      (658)
Cash received in connection with freestanding derivatives.......................        560         634      1,011
Cash paid in connection with freestanding derivatives...........................    (1,171)       (443)      (695)
Issuances of loans to affiliates................................................         --          --      (525)
Net change in policy loans......................................................       (57)        (50)       (44)
Net change in short-term investments............................................        900       (567)    (3,816)
Net change in other invested assets.............................................      (460)       (791)      (562)
Net change in property, equipment and leasehold improvements....................       (76)        (71)      (104)
Other, net......................................................................         --          --          7
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) investing activities............................. $  (2,866) $  (12,264) $  (7,020)
                                                                                 ---------- ----------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                         2013        2012        2011
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    50,018 $    61,647 $    55,586
  Withdrawals........................................................................    (52,020)    (56,373)    (57,078)
Net change in payables for collateral under securities loaned and other transactions.     (1,365)       2,181       3,266
Net change in short-term debt........................................................          75         (1)         (1)
Long-term debt issued................................................................         481          79         110
Long-term debt repaid................................................................        (27)        (81)     (1,411)
Cash received in connection with redeemable noncontrolling interests.................         774          --          --
Dividends on common stock............................................................     (1,428)     (1,023)     (1,151)
Capital contribution.................................................................          --          --          47
Other, net...........................................................................         (5)         611          25
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................     (3,497)       7,040       (607)
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................       (303)       (688)     (1,396)
Cash and cash equivalents, beginning of year.........................................       1,401       2,089       3,485
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,098 $     1,401 $     2,089
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
  Interest........................................................................... $       152 $       151 $       196
                                                                                      =========== =========== ===========
  Income tax......................................................................... $       822 $       842 $       701
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         3 $         3 $         3
                                                                                      =========== =========== ===========
  Dividends to MetLife, Inc.......................................................... $        -- $        -- $       170
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $        18 $       264 $       151
                                                                                      =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability management strategies for certain insurance products ("FVO general account securities"); and
    . securities held by consolidated securitization entities ("CSEs") ("FVO securities held by CSEs").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and all of its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife, Inc. each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 which are remeasured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.7 billion at December 31, 2013 and 2012, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $667 million and $1.0 billion at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $115 million, $121 million and $118 million for the years ended December 31, 2013, 2012 and 2011, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $902 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $739 million and $611 million at December 31, 2013 and 2012, respectively. Related amortization expense was $144 million, $143 million and $145 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative cost previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information


  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Start-up businesses include direct and digital marketing products. In addition, starting in 2013, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Corporate & Other also includes our investment management business through which we offer fee-based investment management services to institutional clients. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

       The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
(loss) from continuing operations, net of income tax.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2013                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,992 $  13,732  $    2,675 $      76 $   20,475  $     --     $ 20,475
Universal life and investment-type product
 policy fees...............................      1,397       688         211        --      2,296        67        2,363
Net investment income......................      5,385     1,790       4,611       431     12,217     (432)       11,785
Other revenues.............................        328       404         273       694      1,699        --        1,699
Net investment gains (losses)..............         --        --          --        --         --        48           48
Net derivative gains (losses)..............         --        --          --        --         --   (1,070)      (1,070)
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total revenues...........................     11,102    16,614       7,770     1,201     36,687   (1,387)       35,300
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,246    13,191       4,723        67     24,227        10       24,237
Interest credited to policyholder account
 balances..................................        988       156       1,092        --      2,236        17        2,253
Capitalization of DAC......................      (517)      (20)        (25)        --      (562)        --        (562)
Amortization of DAC and VOBA...............        447        25          19        --        491     (230)          261
Interest expense on debt...................          5         1          10       134        150         3          153
Other expenses.............................      2,280     1,988         489     1,348      6,105        31        6,136
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total expenses...........................      9,449    15,341       6,308     1,549     32,647     (169)       32,478
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Provision for income tax expense (benefit).        579       446         512     (421)      1,116     (435)          681
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $    1,074 $     827  $      950 $      73      2,924
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                               (1,387)
  Total expenses...........................                                                   169
  Provision for income tax (expense)
   benefit.................................                                                   435
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,141               $  2,141
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2013                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets.................... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities............... $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880   $   --      $ 19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189       50         2,239
Net investment income......................      5,384     1,680       4,519       554     12,137    (285)        11,852
Other revenues.............................        265       398         252       815      1,730       --         1,730
Net investment gains (losses)..............         --        --          --        --         --    (330)         (330)
Net derivative gains (losses)..............         --        --          --        --         --      675           675
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936      110        36,046
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425      139        23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361       29         2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)       --         (632)
Amortization of DAC and VOBA...............        656        29          12         2        699      292           991
Interest expense on debt...................          5         1           9       133        148        4           152
Other expenses.............................      2,341     1,901         438     1,196      5,876        7         5,883
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877      471        32,348
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171    (116)         1,055
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643               $  2,643
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2011                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,022 $  12,487  $  1,778  $      1  $  18,288 $       --   $  18,288
Universal life and investment-type product
 policy fees...............................    1,334       630       197        --      2,161         41       2,202
Net investment income......................    5,363     1,682     4,312       385     11,742      (127)      11,615
Other revenues.............................      226       374       242       966      1,808         --       1,808
Net investment gains (losses)..............       --        --        --        --         --        132         132
Net derivative gains (losses)..............       --        --        --        --         --      1,578       1,578
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total revenues...........................   10,945    15,173     6,529     1,352     33,999      1,624      35,623
                                            -------- ---------  --------  --------  --------- ----------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,425    11,880     3,683         4     21,992         44      22,036
Interest credited to policyholder account
 balances..................................    1,000       178     1,140        --      2,318         54       2,372
Capitalization of DAC......................    (622)      (84)      (18)        --      (724)         --       (724)
Amortization of DAC and VOBA...............      681        95        14         1        791         84         875
Interest expense on debt...................        5        --         8       172        185          9         194
Other expenses.............................    2,564     1,837       472     1,247      6,120          6       6,126
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total expenses...........................   10,053    13,906     5,299     1,424     30,682        197      30,879
                                            -------- ---------  --------  --------  --------- ----------   ---------
Provision for income tax expense
 (benefit).................................      314       445       432     (229)        962        498       1,460
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    578 $     822  $    798  $    157      2,355
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             1,624
  Total expenses...........................                                             (197)
  Provision for income tax
   (expense) benefit.......................                                             (498)
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   3,284              $   3,284
                                                                                    =========              =========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2013      2012      2011
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,489 $  17,224 $  16,209
          Accident and health insurance.     6,873     6,458     5,940
          Non-insurance.................       175       167       149
                                         --------- --------- ---------
           Total........................ $  24,537 $  23,849 $  22,298
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.5 billion, $2.5 billion and $2.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively, which represented 10%,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

11% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Total revenues................................................... $     2  $    62 $   105
Total expenses...................................................      --       --      --
                                                                  -------  ------- -------
Income (loss) before provision for income tax....................       2       62     105
Provision for income tax expense (benefit).......................       1       22      37
                                                                  -------  ------- -------
Income (loss) from operations of discontinued operations, net of
  income tax.....................................................       1       40      68
Gain (loss) on disposal of operations, net of income tax.........      --       --     (7)
                                                                  -------  ------- -------
Income (loss) from discontinued operations, net of income tax.... $     1  $    40 $    61
                                                                  =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2013       2012
                                                ---------- ----------
                                                    (In millions)
          Retail............................... $   91,575 $   92,322
          Group, Voluntary & Worksite Benefits.     28,035     28,517
          Corporate Benefit Funding............     89,941     93,051
          Corporate & Other....................        581        475
                                                ---------- ----------
           Total............................... $  210,132 $  214,365
                                                ========== ==========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 10%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 2% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2013 and 2012. Participating policies represented 28%, 29% and 32% of gross life insurance premiums for the years ended
December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.
-------------------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                 Universal and Variable
                               Annuity Contracts    Life Contracts
                               ----------------  ---------------------
                                                 Secondary    Paid-Up
                                GMDBs    GMIBs   Guarantees  Guarantees  Total
                               -------  -------- ----------  ---------- --------
                                                (In millions)
 Direct
 Balance at January 1, 2011... $    61  $    113  $    246    $    49   $    469
 Incurred guaranteed benefits.      30        45        15          9         99
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      84       158       261         58        561
 Incurred guaranteed benefits.      31       174        79         10        294
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.     109       332       340         68        849
 Incurred guaranteed benefits.      44        58        77          6        185
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013  $   148  $    390  $    417    $    74   $  1,029
                               =======  ========  ========    =======   ========
 Ceded
 Balance at January 1, 2011... $    44  $     36  $    209    $    34   $    323
 Incurred guaranteed benefits.      25        16         3          7         51
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      62        52       212         41        367
 Incurred guaranteed benefits.      30        58        53          6        147
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      86       110       265         47        508
 Incurred guaranteed benefits.      39        14        49          4        106
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $   120  $    124  $    314    $    51   $    609
                               =======  ========  ========    =======   ========
 Net
 Balance at January 1, 2011... $    17  $     77  $     37    $    15   $    146
 Incurred guaranteed benefits.       5        29        12          2         48
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      22       106        49         17        194
 Incurred guaranteed benefits.       1       116        26          4        147
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      23       222        75         21        341
 Incurred guaranteed benefits.       5        44        28          2         79
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $    28  $    266  $    103    $    23   $    420
                               =======  ========  ========    =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,915 $  20,475
                      Balanced........    22,481    19,235
                      Bond............     4,551     4,771
                      Money Market....       179       192
                                       --------- ---------
                       Total.......... $  52,126 $  44,673
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier Annuities

   Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                  In the          At           In the          At
                                              Event of Death Annuitization Event of Death Annuitization
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.................  $    62,763    $    28,934   $    55,469    $    24,229
Separate account value.......................  $    50,700    $    27,738   $    43,327    $    22,963
Net amount at risk...........................  $       641    $       123   $       902    $       845
Average attained age of contractholders......     64 years       62 years      64 years       60 years
Two Tier Annuities
General account value........................          N/A    $       397           N/A    $       274
Net amount at risk...........................          N/A    $       123           N/A    $        48
Average attained age of contractholders......          N/A       54 years           N/A       64 years

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                Secondary       Paid-Up      Secondary       Paid-Up
                                                Guarantees    Guarantees     Guarantees    Guarantees
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account).  $     7,871    $     1,125   $     6,958    $     1,163
Net amount at risk...........................  $    81,888    $     8,701   $    85,216    $     9,299
Average attained age of policyholders........     53 years       59 years      52 years       59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $26.8 billion, $24.7 billion and $27.4 billion, respectively, and repaid $25.1 billion, $21.5 billion and $28.2 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $26.0 billion and $23.9 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the FHLB system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2013   2012
                                           ------ ------
                                           (In millions)
                       FHLB of NY......... $  700 $  736
                       FHLB of Des Moines. $   50 $   55

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2013      2012        2013          2012
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,770 $  13,512 $  14,287 (2) $  14,611 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,929 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,118 (2) $   1,298 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to, group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  6,826 $  6,622 $  6,539
           Less: Reinsurance recoverables.      301      324      448
                                           -------- -------- --------
          Net balance at January 1,.......    6,525    6,298    6,091
                                           -------- -------- --------
          Incurred related to:
           Current year...................    4,762    4,320    3,856
           Prior years (1)................     (12)     (42)     (79)
                                           -------- -------- --------
             Total incurred...............    4,750    4,278    3,777
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,035)  (2,626)  (2,282)
           Prior years....................  (1,508)  (1,425)  (1,288)
                                           -------- -------- --------
             Total paid...................  (4,543)  (4,051)  (3,570)
                                           -------- -------- --------
          Net balance at December 31,.....    6,732    6,525    6,298
           Add: Reinsurance recoverables..      290      301      324
                                           -------- -------- --------
          Balance at December 31,......... $  7,022 $  6,826 $  6,622
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and accidental death and dismemberment claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.1 billion and $71.7 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $51.7 billion and $49.3 billion at December 31, 2013 and 2012, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.23% and 2.80% at December 31, 2013 and 2012, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  5,752 $  6,244 $  6,640
Capitalizations.......................................................      562      632      724
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).....      227    (270)     (88)
  Other expenses......................................................    (478)    (709)    (777)
                                                                       -------- -------- --------
   Total amortization.................................................    (251)    (979)    (865)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      495    (145)    (255)
Other (1).............................................................    (220)       --       --
                                                                       -------- -------- --------
Balance at December 31,...............................................    6,338    5,752    6,244
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       80       97      115
Amortization related to:
  Other expenses......................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
   Total amortization.................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................        8      (5)      (8)
                                                                       -------- -------- --------
Balance at December 31,...............................................       78       80       97
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  6,416 $  5,832 $  6,341
                                                                       ======== ======== ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2013     2012
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,990 $  5,407
            Group, Voluntary & Worksite Benefits.      333      337
            Corporate Benefit Funding............       93       88
                                                  -------- --------
             Total............................... $  6,416 $  5,832
                                                  ======== ========

  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2013     2012    2011
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  180   $  184  $  190
                Capitalization.............     15       22      29
                Amortization...............   (20)     (26)    (35)
                                             ------  ------  ------
                Balance at December 31,.... $  175   $  180  $  184
                                             ======  ======  ======
                VODA and VOCRA
                Balance at January 1,...... $  353   $  378  $  400
                Amortization...............   (28)     (25)    (22)
                                             ------  ------  ------
                Balance at December 31,.... $  325   $  353  $  378
                                             ======  ======  ======
                Accumulated amortization... $  132   $  104  $   79
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA  VODA and VOCRA
                                             ------ --------------
                                                 (In millions)
              2014.......................... $    9 $          30
              2015.......................... $    8 $          30
              2016.......................... $    4 $          30
              2017.......................... $    5 $          28
              2018.......................... $    5 $          26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Group, Voluntary & Worksite Benefits

  For policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity with this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion of unsecured reinsurance recoverable balances at both December 31, 2013 and 2012.

  At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                -----------------------------
                                                                  2013      2012      2011
                                                                --------- --------- ---------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  20,290 $  19,821 $  18,435
 Reinsurance assumed...........................................     1,469     1,350     1,240
 Reinsurance ceded.............................................   (1,284)   (1,291)   (1,387)
                                                                --------- --------- ---------
   Net premiums................................................ $  20,475 $  19,880 $  18,288
                                                                ========= ========= =========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   2,913 $   2,763 $   2,686
 Reinsurance assumed...........................................        41        39        38
 Reinsurance ceded.............................................     (591)     (563)     (522)
                                                                --------- --------- ---------
   Net universal life and investment-type product policy fees.. $   2,363 $   2,239 $   2,202
                                                                ========= ========= =========
Other revenues
 Direct other revenues......................................... $     970 $     887 $     836
 Reinsurance assumed...........................................       (2)       (6)       (6)
 Reinsurance ceded.............................................       731       849       978
                                                                --------- --------- ---------
   Net other revenues.......................................... $   1,699 $   1,730 $   1,808
                                                                ========= ========= =========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  23,305 $  22,677 $  21,100
 Reinsurance assumed...........................................     1,225     1,208     1,069
 Reinsurance ceded.............................................   (1,498)   (1,616)   (1,488)
                                                                --------- --------- ---------
   Net policyholder benefits and claims........................ $  23,032 $  22,269 $  20,681
                                                                ========= ========= =========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   2,322 $   2,455 $   2,434
 Reinsurance assumed...........................................        35        33        32
 Reinsurance ceded.............................................     (104)      (98)      (94)
                                                                --------- --------- ---------
   Net interest credited to policyholder account balances...... $   2,253 $   2,390 $   2,372
                                                                ========= ========= =========
Other expenses
 Direct other expenses......................................... $   5,028 $   5,328 $   5,280
 Reinsurance assumed...........................................       427       479       458
 Reinsurance ceded.............................................       533       587       733
                                                                --------- --------- ---------
   Net other expenses.......................................... $   5,988 $   6,394 $   6,471
                                                                ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2013                                     2012
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets
Premiums, reinsurance and other
 receivables...................... $    1,700 $    527 $  21,410 $   23,637 $    1,613 $    480 $  22,628 $   24,721
Deferred policy acquisition costs
 and value of business acquired...      6,567      330     (481)      6,416      5,685      460     (313)      5,832
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    8,267 $    857 $  20,929 $   30,053 $    7,298 $    940 $  22,315 $   30,553
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities
Future policy benefits............ $  110,072 $  1,891 $      -- $  111,963 $  112,264 $  1,722 $      -- $  113,986
Policyholder account balances.....     92,246      252        --     92,498     94,454      262        --     94,716
Other policy-related balances.....      5,416      294      (39)      5,671      5,401      291      (29)      5,663
Other liabilities.................      8,690    7,046    16,444     32,180      9,544    7,327    17,070     33,941
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  216,424 $  9,483 $  16,405 $  242,312 $  221,663 $  9,602 $  17,041 $  248,306
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion and $13.9 billion at December 31, 2013 and 2012, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.9 billion at December 31, 2013 and 2012, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA"), MetLife Investors Insurance Company ("MLIIC"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                                2013    2012     2011
                                                               ------ -------- --------
                                                                    (In millions)
Premiums
 Reinsurance assumed.......................................... $  451 $    319 $    169
 Reinsurance ceded............................................   (45)     (54)     (51)
                                                               ------ -------- --------
   Net premiums............................................... $  406 $    265 $    118
                                                               ====== ======== ========
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $   40 $     39 $     38
 Reinsurance ceded............................................  (221)    (216)    (170)
                                                               ------ -------- --------
   Net universal life and investment-type product policy fees. $(181) $  (177) $  (132)
                                                               ====== ======== ========
Other revenues
 Reinsurance assumed.......................................... $  (2) $    (6) $    (7)
 Reinsurance ceded............................................    675      790      916
                                                               ------ -------- --------
   Net other revenues......................................... $  673 $    784 $    909
                                                               ====== ======== ========
Policyholder benefits and claims
 Reinsurance assumed.......................................... $  402 $    334 $    175
 Reinsurance ceded............................................  (144)    (177)    (121)
                                                               ------ -------- --------
   Net policyholder benefits and claims....................... $  258 $    157 $     54
                                                               ====== ======== ========
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $   31 $     30 $     28
 Reinsurance ceded............................................  (102)     (98)     (94)
                                                               ------ -------- --------
   Net interest credited to policyholder account balances..... $ (71) $   (68) $   (66)
                                                               ====== ======== ========
Other expenses
 Reinsurance assumed.......................................... $  326 $    357 $    352
 Reinsurance ceded............................................    653      789      914
                                                               ------ -------- --------
   Net other expenses......................................... $  979 $  1,146 $  1,266
                                                               ====== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2013               2012
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables (1)......... $    109 $  15,748 $     85 $  16,925
Deferred policy acquisition costs and value of business
  acquired..............................................      309     (273)      435     (266)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    418 $  15,475 $    520 $  16,659
                                                         ======== ========= ======== =========
Liabilities
Future policy benefits.................................. $    761 $      -- $    567 $      --
Policyholder account balances...........................      239        --      251        --
Other policy-related balances...........................       67      (39)       57      (29)
Other liabilities (1)...................................    6,606    14,044    6,906    14,652
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,673 $  14,005 $  7,781 $  14,623
                                                         ======== ========= ======== =========

--------

(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables, as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by ($11) million and $29 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with these embedded derivatives were $40 million, ($9) million and ($29) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were ($62) million and $1.4 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($1.7) billion, $14 million and $727 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $709 million and $1.4 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

2012, respectively. Net derivative gains (losses) associated with the embedded derivative were $664 million, $135 million and ($811) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion at both December 31, 2013 and 2012. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.8 billion at December 31, 2013 and 2012, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)

the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2013      2012
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,076 $  42,586
Other policy-related balances.....................................................       298       298
Policyholder dividends payable....................................................       456       466
Policyholder dividend obligation..................................................     1,771     3,828
Current income tax payable........................................................        18        --
Other liabilities.................................................................       582       602
                                                                                   --------- ---------
   Total closed block liabilities.................................................    45,201    47,780
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    28,374    30,546
 Equity securities available-for-sale, at estimated fair value....................        86        41
 Mortgage loans...................................................................     6,155     6,192
 Policy loans.....................................................................     4,669     4,670
 Real estate and real estate joint ventures.......................................       492       459
 Other invested assets............................................................       814       953
                                                                                   --------- ---------
   Total investments..............................................................    40,590    42,861
Cash and cash equivalents.........................................................       238       381
Accrued investment income.........................................................       477       481
Premiums, reinsurance and other receivables.......................................        98       107
Current income tax recoverable....................................................        --         2
Deferred income tax assets........................................................       293       319
                                                                                   --------- ---------
   Total assets designated to the closed block....................................    41,696    44,151
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,505     3,629
                                                                                   --------- ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     1,502     2,891
 Unrealized gains (losses) on derivatives, net of income tax......................       (3)         9
 Allocated to policyholder dividend obligation, net of income tax.................   (1,151)   (2,488)
                                                                                   --------- ---------
   Total amounts included in AOCI.................................................       348       412
                                                                                   --------- ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,853 $   4,041
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                      Years Ended December 31,
                                                                                 ----------------------------------
                                                                                     2013        2012       2011
                                                                                 ------------ ---------- ----------
                                                                                           (In millions)
Balance at January 1,........................................................... $      3,828 $    2,919 $      876
Change in unrealized investment and derivative gains (losses)...................      (2,057)        909      2,043
                                                                                 ------------ ---------- ----------
Balance at December 31,......................................................... $      1,771 $    3,828 $    2,919
                                                                                 ============ ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  1,987 $  2,139 $  2,306
Net investment income....................................................    2,130    2,188    2,231
Net investment gains (losses)............................................       25       61       32
Net derivative gains (losses)............................................      (6)     (12)        8
                                                                          -------- -------- --------
   Total revenues........................................................    4,136    4,376    4,577
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,702    2,783    2,991
Policyholder dividends...................................................      979    1,072    1,137
Other expenses...........................................................      165      179      193
                                                                          -------- -------- --------
   Total expenses........................................................    3,846    4,034    4,321
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      290      342      256
Provision for income tax expense (benefit)...............................      101      120       89
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      189      222      167
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       --       10        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    189 $    232 $    168
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                         December 31, 2013                             December 31, 2012
                           --------------------------------------------- ---------------------------------------------
                                         Gross Unrealized                              Gross Unrealized
                            Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                           Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                             Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                           --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                  (In millions)
Fixed maturity securities
U.S. corporate............ $ 60,244  $  4,678  $   693   $ --  $  64,229 $  59,587 $  7,717   $ 304   $   -- $  67,000
U.S. Treasury and agency..   29,508     1,730      694     --     30,544    28,252    4,408       9       --    32,651
Foreign corporate (1).....   27,082     1,959      285     --     28,756    27,231    3,128     126      (1)    30,234
RMBS......................   24,119     1,109      368    150     24,710    23,792    1,716     226      257    25,025
CMBS......................    8,203       262       89     --      8,376     9,264      559      37       --     9,786
ABS (1)...................    7,789       151      117    (1)      7,824     8,025      205     105       --     8,125
State and political
 subdivision..............    5,386       467       76     --      5,777     5,554    1,184      18       --     6,720
Foreign government........    3,040       597      107     --      3,530     3,052    1,086       3       --     4,135
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total fixed maturity
  securities.............. $165,371  $ 10,953  $ 2,429   $149  $ 173,746 $ 164,757 $ 20,003   $ 828   $  256 $ 183,676
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========
Equity securities
Common stock.............. $  1,070  $     97  $     3   $ --  $   1,164 $   1,013 $     33   $   5   $   -- $   1,041
Non-redeemable preferred
 stock....................      743        62       77     --        728       528       41     111       --       458
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total equity securities.. $  1,813  $    159  $    80   $ --  $   1,892 $   1,541 $     74   $ 116   $   -- $   1,499
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, and $1 million for foreign corporate securities at December 31, 2012, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $38 million and $41 million with unrealized gains (losses) of $12 million and $6 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2013                  2012
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $    6,411 $    6,516 $   12,671 $   12,796
Due after one year through five years.............     34,696     36,556     30,187     32,160
Due after five years through ten years............     35,725     38,347     34,983     40,009
Due after ten years...............................     48,428     51,417     45,835     55,775
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    125,260    132,836    123,676    140,740
Structured securities (RMBS, CMBS and ABS)........     40,111     40,910     41,081     42,936
                                                   ---------- ---------- ---------- ----------
  Total fixed maturity securities................. $  165,371 $  173,746 $  164,757 $  183,676
                                                   ========== ========== ========== ==========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,512  $    426  $  1,948    $  267   $  2,567     $ 58    $  2,507    $  246
U.S. Treasury and agency.........    10,077       687        33         7      1,576        9          --        --
Foreign corporate................     4,217       176       952       109        758       34       1,381        91
RMBS.............................     8,194       291     1,675       227        639       18       3,098       465
CMBS.............................     2,022        74       221        15        727        5         308        32
ABS..............................     1,701        28       530        88      1,246       22         697        83
State and political
 subdivision.....................       737        44        92        32         92        1         103        17
Foreign government...............       763        94        54        13        106        1          27         2
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total fixed maturity
   securities.................... $  36,223  $  1,820  $  5,505    $  758   $  7,711     $148    $  8,121    $  936
                                  =========  ========  ========    ======   ========     ====    ========    ======
Equity securities
Common stock..................... $      37  $      3  $     --    $   --   $     62     $  5    $      1    $   --
Non-redeemable preferred
 stock...........................       222        41       125        36         --       --         190       111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total equity securities........ $     259  $     44  $    125    $   36   $     62     $  5    $    191    $  111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
Total number of securities in an
 unrealized loss position........     2,211                 469                  622                  637
                                  =========            ========             ========             ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $1.5 billion during the year ended December 31, 2013 from $1.1 billion to $2.6 billion. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $163 million of the total $2.6 billion of gross unrealized losses were from 60 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $76 million, or 47%, are related to gross unrealized losses on 39 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $87 million, or 53%, are related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $36 million during the year ended December 31, 2013 from $116 million to $80 million. Of the $80 million, $33 million were from ten equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 68% were rated A or better.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                                    December 31,
                                                     ------------------------------------------
                                                             2013                  2012
                                                     --------------------  --------------------
                                                       Carrying     % of     Carrying     % of
                                                         Value      Total      Value      Total
                                                     ------------- ------  ------------- ------
                                                     (In millions)         (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  33,072    71.9 %   $  33,369    74.7 %
 Agricultural.......................................      11,025     24.0       11,487     25.7
 Residential........................................       1,858      4.0          105      0.3
                                                       ---------   ------    ---------   ------
   Subtotal (1).....................................      45,955     99.9       44,961    100.7
 Valuation allowances...............................       (272)    (0.6)        (304)    (0.7)
                                                       ---------   ------    ---------   ------
   Subtotal mortgage loans held-for-investment, net.      45,683     99.3       44,657    100.0
 Residential -- FVO.................................         338      0.7           --       --
                                                       ---------   ------    ---------   ------
   Total mortgage loans held-for-investment, net....      46,021    100.0       44,657    100.0
                                                       ---------   ------    ---------   ------
Mortgage loans held-for-sale........................           3       --           --       --
                                                       ---------   ------    ---------   ------
     Total mortgage loans, net......................   $  46,024   100.0 %   $  44,657   100.0 %
                                                       =========   ======    =========   ======

--------

(1)In 2013, the Company purchased $319 million, $1 million and $1.8 billion of commercial, agricultural and residential mortgage loans, respectively. In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion, and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans held-for-investment, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2013                                          2012
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     415   $      96    $      4   $     515 $     441   $     181     $   --    $     622
  Evaluated collectively for
   credit losses...............    32,657      10,929       1,854      45,440    32,928      11,306        105       44,339
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total mortgage loans........    33,072      11,025       1,858      45,955    33,369      11,487        105       44,961
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
Valuation allowances:..........
  Specific credit losses.......        49           7          --          56        84          21         --          105
  Non-specifically identified
   credit losses...............       164          33          19         216       172          27         --          199
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total valuation
    allowances.................       213          40          19         272       256          48         --          304
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
    Mortgage loans, net of
     valuation
     allowance................. $  32,859   $  10,985    $  1,839   $  45,683 $  33,113   $  11,439     $  105    $  44,657
                                =========   =========    ========   ========= =========   =========     ======    =========

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                 Commercial Agricultural  Residential  Total
                                 ---------- ------------- ----------- --------
                                            (In millions)
 Balance at January 1, 2011.....  $    441     $    81      $    --   $    522
 Provision (release)............     (111)         (2)           --      (113)
 Charge-offs, net of recoveries.      (12)         (4)           --       (16)
                                  --------     -------      -------   --------
 Balance at December 31, 2011...       318          75           --        393
 Provision (release)............      (50)           2           --       (48)
 Charge-offs, net of recoveries.      (12)        (24)           --       (36)
 Transfers to held-for-sale.....        --         (5)           --        (5)
                                  --------     -------      -------   --------
 Balance at December 31, 2012...       256          48           --        304
 Provision (release)............      (43)           3           19       (21)
 Charge-offs, net of recoveries.        --        (11)           --       (11)
                                  --------     -------      -------   --------
 Balance at December 31, 2013...  $    213     $    40      $    19   $    272
                                  ========     =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x  Total  Total   Fair Value   Total
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (In millions)                    (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $24,585    $  476      $596   $25,657  77.6%    $26,900     78.4%
65% to 75%............   5,219       438       104     5,761  17.4       5,852     17.1
76% to 80%............     444       157       189       790   2.4         776      2.3
Greater than 80%......     583       205        76       864   2.6         769      2.2
                       -------    ------      ----   ------- -----     -------    -----
 Total................ $30,831    $1,276      $965   $33,072 100.0%    $34,297    100.0%
                       =======    ======      ====   ======= =====     =======    =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

                                      Recorded Investment
                       ------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------           % of     Estimated   % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total   Total   Fair Value   Total
                       --------- ------------- -------- --------- -----  ------------- -----
                                     (In millions)                       (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7%   $  27,894    78.8%
65% to 75%............     4,254        641         108     5,003  15.0        5,218    14.7
76% to 80%............       448        123         259       830   2.5          863     2.4
Greater than 80%......       847        501         255     1,603   4.8        1,451     4.1
                       ---------   --------    -------- --------- -----    ---------   -----
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0%   $  35,426   100.0%
                       =========   ========    ======== ========= =====    =========   =====

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment, were as follows:

                                             December 31,
                             --------------------------------------------
                                      2013                   2012
                             ---------------------  ---------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------  ------------- -------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,165      92.2%   $  10,628      92.5%
      65% to 75%............         659       6.0          514       4.5
      76% to 80%............          84       0.8           92       0.8
      Greater than 80%......         117       1.0          253       2.2
                               ---------   -------    ---------   -------
       Total................   $  11,025     100.0%   $  11,487     100.0%
                               =========   =======    =========   =======

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.3 billion and $11.8 billion at December 31, 2013 and 2012, respectively.

 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment, were as follows:

                                              December 31,
                              --------------------------------------------
                                       2013                   2012
                              ---------------------  ---------------------
                                Recorded     % of      Recorded     % of
                               Investment    Total    Investment    Total
                              ------------- -------  ------------- -------
                              (In millions)          (In millions)
     Performance indicators:
     Performing..............   $  1,812       97.5%    $  105       100.0%
     Nonperforming...........         46        2.5         --          --
                                --------    -------     ------     -------
      Total..................   $  1,858      100.0%    $  105       100.0%
                                ========    =======     ======     =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The estimated fair value of residential mortgage loans held-for-investment was $1.8 billion and $109 million at December 31, 2013 and 2012, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                Nonaccrual Status
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...     $     --          $      --         $     --          $     --          $     169         $      83
Agricultural.           44                116               --                53                 47                67
Residential..           46                 --               --                --                 46                --
                  --------          ---------         --------          --------          ---------         ---------
 Total            $     90          $     116         $     --          $     53          $     262         $     150
                  ========          =========         ========          ========          =========         =========

 Impaired Mortgage Loans

   Impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                          Loans without
                  Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
              ---------------------------------------- --------------------  --------------------------------------
               Unpaid                                   Unpaid                Unpaid             Average
              Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
               Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
              --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                         (In millions)
December 31, 2013:
Commercial...  $  173     $  169     $   49    $  120   $  247      $  246    $  420    $  366    $  430    $  12
Agricultural.      64         62          7        55       35          34        99        89       151        9
Residential..      --         --         --        --        5           4         5         4         2       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  237     $  231     $   56    $  175   $  287      $  284    $  524    $  459    $  583    $  21
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====
December 31, 2012:
Commercial...  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural.     110        107         21        86       79          74       189       160       201        8
Residential..      --         --         --        --       --          --        --        --        --       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial, agricultural and residential mortgage loans was $257 million, $239 million and $0, respectively, for the year ended
 December 31, 2011; and interest income recognized for commercial, agricultural and residential mortgage loans was $5 million, $3 million and $0, respectively, for the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                                   Years Ended December 31,
              ---------------------------------------------------------------------------------------------------
                                    2013                                              2012
              ------------------------------------------------- -------------------------------------------------
                Number of      Carrying Value after Specific      Number of      Carrying Value after Specific
              Mortgage Loans        Valuation Allowance         Mortgage Loans        Valuation Allowance
              -------------- ---------------------------------- -------------- ----------------------------------
                             Pre-Modification Post-Modification                Pre-Modification Post-Modification
                             ---------------- -----------------                ---------------- -----------------
                                       (In millions)                                     (In millions)
Commercial...          1         $    49           $    49              1          $    168         $    152
Agricultural.          2              24                24              5                17               16
Residential..         27               5                 5             --                --               --
                  ------         -------           -------          -----          --------         --------
 Total.......         30         $    78           $    78              6          $    185         $    168
                  ======         =======           =======          =====          ========         ========

   The Company had one residential mortgage loan modified in a troubled debt restructuring with a subsequent payment default with a carrying value of less than $1 million at December 31, 2013. There were no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "- Related Party Investment Transactions") and leveraged leases.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                               December 31,
                                                             -----------------
                                                               2013     2012
                                                             -------- --------
                                                               (In millions)
  Rental receivables, net................................... $  1,393 $  1,465
  Estimated residual values.................................      853      927
   Subtotal.................................................    2,246    2,392
  Unearned income...........................................    (742)    (834)
                                                             -------- --------
   Investment in leveraged leases, net of non-recourse debt. $  1,504 $  1,558
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years but in certain circumstances can be over 30 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.4 billion at both December 31, 2013 and 2012.

   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                         2013    2012    2011
                                                                         ------   -----   -----
                                                                          (In millions)
Income from investment in leveraged leases............................. $   60   $  34   $ 101
Less: Income tax expense on leveraged leases...........................     21      12      35
                                                                         ------   -----   -----
Investment income after income tax from investment in leveraged leases. $   39   $  22   $  66
                                                                         ======   =====   =====

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $790 million and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2013     2012      2011
                                                                         -------- --------- ---------
                                                                                (In millions)
Fixed maturity securities............................................... $  8,521 $  19,120 $  14,266
Fixed maturity securities with noncredit OTTI losses in AOCI............    (149)     (256)     (522)
                                                                         -------- --------- ---------
 Total fixed maturity securities........................................    8,372    18,864    13,744
Equity securities.......................................................       83      (13)      (98)
Derivatives.............................................................      361     1,052     1,293
Short-term investments..................................................       --       (2)      (10)
Other...................................................................        5        18        45
                                                                         -------- --------- ---------
 Subtotal...............................................................    8,821    19,919    14,974
                                                                         -------- --------- ---------
Amounts allocated from:
 Insurance liability loss recognition...................................    (610)   (5,120)   (3,495)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        5        12        33
 DAC and VOBA...........................................................    (721)   (1,231)   (1,102)
 Policyholder dividend obligation.......................................  (1,771)   (3,828)   (2,919)
                                                                         -------- --------- ---------
   Subtotal.............................................................  (3,097)  (10,167)   (7,483)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI....................................................       51        86       172
Deferred income tax benefit (expense)...................................  (2,070)   (3,498)   (2,794)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses)................................    3,705     6,340     4,869
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................      (1)       (1)       (1)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $  3,704 $   6,339 $   4,868
                                                                         ======== ========= =========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                Years Ended December 31,
                                                              --------------------------
                                                                 2013          2012
                                                                --------      --------
                                                                (In millions)
 Balance at January 1,....................................... $  (256)      $  (522)
 Noncredit OTTI losses and subsequent changes recognized (1).       47          (22)
 Securities sold with previous noncredit OTTI loss...........      114           122
 Subsequent changes in estimated fair value..................     (54)           166
                                                                --------      --------
 Balance at December 31,..................................... $  (149)      $  (256)
                                                                ========      ========

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $40 million and ($26) million for the years ended December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         -------------------------------
                                                                           2013       2012       2011
                                                                         --------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $   6,339 $    4,868 $    2,418
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................       107        266      (103)
Unrealized investment gains (losses) during the year....................  (11,205)      4,679      9,248
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................     4,510    (1,625)    (3,069)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................       (7)       (21)          6
 DAC and VOBA...........................................................       510      (129)      (269)
 Policyholder dividend obligation.......................................     2,057      (909)    (2,043)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................      (35)       (86)         34
 Deferred income tax benefit (expense)..................................     1,428      (704)    (1,354)
                                                                         --------- ---------- ----------
Net unrealized investment gains (losses)................................     3,704      6,339      4,868
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --         --         --
                                                                         --------- ---------- ----------
Balance at December 31,................................................. $   3,704 $    6,339 $    4,868
                                                                         ========= ========== ==========
Change in net unrealized investment gains (losses)...................... $ (2,635) $    1,471 $    2,450
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................        --         --         --
                                                                         --------- ---------- ----------
Change in net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company................................... $ (2,635) $    1,471 $    2,450
                                                                         ========= ========== ==========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                          -------------------
                                                            2013      2012
                                                          --------- ---------
                                                             (In millions)
  Securities on loan: (1)
   Amortized cost........................................ $  18,829 $  16,224
   Estimated fair value.................................. $  19,153 $  18,564
  Cash collateral on deposit from counterparties (2)..... $  19,673 $  19,036
  Security collateral on deposit from counterparties (3). $      -- $      46
  Reinvestment portfolio -- estimated fair value......... $  19,822 $  19,392

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans at:

                                                                December 31,
                                                              -----------------
                                                                2013     2012
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,338 $  1,555
 Invested assets pledged as collateral (1)...................   19,555   19,812
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 20,893 $ 21,367
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for securities on loan and Note 7 for investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                       -----------------
                                                         2013     2012
                                                       -------- --------
                                                         (In millions)
       Outstanding principal and interest balance (1). $  4,653 $  4,335
       Carrying value (2)............................. $  3,601 $  3,441

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
   Contractually required payments (including interest). $   1,612     $   1,911
   Cash flows expected to be collected (1).............. $   1,248     $   1,436
   Fair value of investments acquired................... $     841     $     936

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
    Accretable yield, January 1,........................ $   2,357     $   1,978
    Investments purchased...............................       407           500
    Accretion recognized in earnings....................     (236)         (181)
    Disposals...........................................     (144)          (84)
    Reclassification (to) from nonaccretable difference.        47           144
                                                           ---------    ---------
    Accretable yield, December 31,...................... $   2,431     $   2,357
                                                           =========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $8.8 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2013 and 2011. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $280.7 billion and $259.4 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $23.5 billion and $22.2 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $25.0 billion, $16.5 billion and $8.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                                        December 31,
                                                                           ---------------------------------------
                                                                                   2013                2012
                                                                           -------------------- ------------------
                                                                            Total      Total    Total     Total
                                                                            Assets  Liabilities Assets Liabilities
                                                                           -------- ----------- ------ -----------
                                                                                        (In millions)
Real estate joint ventures (1)............................................ $  1,181   $  443    $  11     $  14
Fixed maturity securities (2).............................................      159       80      172        83
Other invested assets.....................................................       82        7       85        --
Other limited partnership interests.......................................       61       --      189         1
CSEs (assets (primarily securities) and liabilities (primarily debt)) (3).       23       22       51        50
                                                                           --------   ------    -----     -----
 Total.................................................................... $  1,506   $  552    $ 508     $ 148
                                                                           ========   ======    =====     =====

--------

(1)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013, which represented the majority of the balances at December 31, 2013. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which have associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively. There was no interest expense for the year ended December 31, 2011.

(3)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2013 and 2012. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $3 million, $4 million and $9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  40,910  $  40,910  $  42,936  $  42,936
 U.S. and foreign corporate.....................     2,251      2,251      2,566      2,566
Other limited partnership interests.............     3,168      4,273      2,966      3,880
Other invested assets...........................     1,498      1,852      1,068      1,381
Real estate joint ventures......................        31         31         34         40
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  47,858  $  49,317  $  49,570  $  50,803
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $257 million and $315 million at December 31, 2013 and 2012, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                      Years Ended December 31,
                                                    -----------------------------
                                                      2013      2012      2011
                                                    --------- --------- ---------
                                                            (In millions)
Investment income:
 Fixed maturity securities......................... $   8,279 $   8,295 $   8,225
 Equity securities.................................        78        68        73
 Trading and FVO securities (1)....................        43        77        29
 Mortgage loans....................................     2,405     2,528     2,401
 Policy loans......................................       440       451       479
 Real estate and real estate joint ventures........       699       593       493
 Other limited partnership interests...............       633       555       435
 Cash, cash equivalents and short-term investments.        32        19        12
 International joint ventures......................       (4)       (2)       (1)
 Other.............................................        21         7       112
                                                    --------- --------- ---------
   Subtotal........................................    12,626    12,591    12,258
 Less: Investment expenses.........................       844       743       652
                                                    --------- --------- ---------
   Subtotal, net...................................    11,782    11,848    11,606
                                                    --------- --------- ---------
FVO CSEs--interest income:
 Securities........................................         3         4         9
                                                    --------- --------- ---------
   Subtotal........................................         3         4         9
                                                    --------- --------- ---------
     Net investment income......................... $  11,785 $  11,852 $  11,615
                                                    ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $4 million, $44 million and $2 million for the years ended December 31, 2013, 2012, and 2011, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                          2013      2012     2011
                                                                          ------  --------  ------
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Utility............................................................ $ (48)   $   (29)  $   --
     Consumer...........................................................   (12)       (19)    (40)
     Finance............................................................    (4)       (21)    (37)
     Communications.....................................................    (2)       (18)    (26)
     Industrial.........................................................     --        (4)     (8)
     Transportation.....................................................     --        (1)      --
                                                                          ------  --------  ------
       Total U.S. and foreign corporate securities......................   (66)       (92)   (111)
   RMBS.................................................................   (62)       (70)    (78)
   CMBS.................................................................     --       (28)     (9)
   ABS..................................................................     --        (2)    (28)
   Foreign government...................................................     --         --     (1)
                                                                          ------  --------  ------
 OTTI losses on fixed maturity securities recognized in earnings........  (128)      (192)   (227)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    177         16     107
                                                                          ------  --------  ------
   Total gains (losses) on fixed maturity securities....................     49      (176)   (120)
                                                                          ------  --------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock.......................................   (17)         --    (33)
   Common stock.........................................................    (2)        (7)     (8)
                                                                          ------  --------  ------
 OTTI losses on equity securities recognized in earnings................   (19)        (7)    (41)
 Equity securities -- net gains (losses) on sales and disposals.........      6         15      44
                                                                          ------  --------  ------
   Total gains (losses) on equity securities............................   (13)          8       3
                                                                          ------  --------  ------
 Trading and FVO securities -- FVO general account securities...........     11         11     (2)
 Mortgage loans.........................................................     31         84     133
 Real estate and real estate joint ventures.............................   (15)       (27)     133
 Other limited partnership interests....................................   (41)       (35)      11
 Other investment portfolio gains (losses)..............................      5      (192)     (4)
                                                                          ------  --------  ------
     Subtotal -- investment portfolio gains (losses)....................     27      (327)     154
                                                                          ------  --------  ------
FVO CSEs:
 Securities.............................................................      2         --      --
 Long-term debt -- related to securities................................    (2)        (7)     (8)
Non-investment portfolio gains (losses).................................     21          4    (14)
                                                                          ------  --------  ------
     Subtotal FVO CSEs and non-investment portfolio gains (losses)......     21        (3)    (22)
                                                                          ------  --------  ------
       Total net investment gains (losses).............................. $   48   $  (330)  $  132
                                                                          ======  ========  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, $2 million and $21 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            Years Ended December 31,
                                     -----------------------------------------------------------------------
                                       2013     2012     2011   2013  2012  2011    2013     2012     2011
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
                                     Fixed Maturity Securities  Equity Securities           Total
                                     -------------------------- ----------------- --------------------------
                                                                  (In millions)
Proceeds............................ $ 45,538 $ 29,472 $ 34,015 $ 144 $ 126 $ 771 $ 45,682 $ 29,598 $ 34,786
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains.............. $    556 $    327 $    445 $  25 $  23 $  86 $    581 $    350 $    531
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses.............    (379)    (311)    (338)  (19)   (8)  (42)    (398)    (319)    (380)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses:
  Credit-related....................    (115)    (125)    (183)    --    --    --    (115)    (125)    (183)
  Other (1).........................     (13)     (67)     (44)  (19)   (7)  (41)     (32)     (74)     (85)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses................    (128)    (192)    (227)  (19)   (7)  (41)    (147)    (199)    (268)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
    Net investment gains (losses)... $     49 $  (176) $  (120) $(13) $   8 $   3 $     36 $  (168) $  (117)
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                            2013         2012
                                                                          ----------  ----------
                                                                             (In millions)
Balance at January 1,................................................... $      285   $      316
Additions:
 Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired....................................          4           38
 Additional impairments -- credit loss OTTI recognized on
  securities previously impaired........................................         54           45
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
  of securities previously impaired as credit loss OTTI.................       (65)         (95)
 Securities impaired to net present value of expected future cash flows.         --         (17)
 Increases in cash flows -- accretion of previous credit loss OTTI......        (1)          (2)
                                                                          ----------  ----------
Balance at December 31,................................................. $      277   $      285
                                                                          ==========  ==========

 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013    2012     2011
                                                                     ------  -------  ------
                                                                         (In millions)
Estimated fair value of invested assets transferred to affiliates... $  781  $     4  $  170
Amortized cost of invested assets transferred to affiliates......... $  688  $     4  $  164
Net investment gains (losses) recognized on transfers............... $   93  $    --  $    6
Estimated fair value of invested assets transferred from affiliates. $  882  $    --  $  132

   Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 20.

   The Company purchased from MetLife Bank, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $158 million and $164 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company also had additional affiliated net investment income of $4 million, $4 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these loans was $90 million, $93 million and $69 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2013 and 2012. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2013, 2012 and 2011, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

   To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

   To a lesser extent, the Company uses currency options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   To a lesser extent the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2013                            2012
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,940 $  1,277  $     68   $    4,824 $  1,893  $     79
  Foreign currency swaps.. Foreign currency exchange rate...      2,591      252       122        3,064      332        71
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................         8,531    1,529       190        7,888    2,225       150
                                                             ---------- --------  --------   ---------- --------  --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      2,584       77       109        2,984      606        --
  Interest rate forwards.. Interest rate....................        205        3         3          265       58        --
  Foreign currency swaps.. Foreign currency exchange rate...     10,560      374       500        7,595      198       246
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................        13,349      454       612       10,844      862       246
                                                             ---------- --------  --------   ---------- --------  --------
    Total qualifying hedges.............................         21,880    1,983       802       18,732    3,087       396
                                                             ---------- --------  --------   ---------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................     59,022    1,320       732       41,008    1,978       854
Interest rate floors...... Interest rate....................     38,220      323       234       33,870      737       493
Interest rate caps........ Interest rate....................     29,809      141        --       40,434       63        --
Interest rate futures..... Interest rate....................        105       --        --        2,476       --        10
Interest rate options..... Interest rate....................      4,849      120         8        4,862      336         2
Synthetic GICs............ Interest rate....................      4,409       --        --        4,162       --        --
Foreign currency swaps.... Foreign currency exchange rate...      7,267       79       492        6,411      137       532
Foreign currency forwards. Foreign currency exchange rate...      4,261       44        32        2,131       16        26
Currency options.......... Foreign currency exchange rate...         --       --        --          129        1        --
Credit default
 swaps--purchased......... Credit...........................      1,506        7        21        1,463        7        14
Credit default
 swaps--written........... Credit...........................      6,600      124         1        6,230       55         5
Equity options............ Equity market....................      1,147       --        --          630        1        --
                                                             ---------- --------  --------   ---------- --------  --------
   Total non-designated or non-qualifying derivatives....       157,195    2,158     1,520      143,806    3,331     1,936
                                                             ---------- --------  --------   ---------- --------  --------
    Total...............................................     $  179,075 $  4,141  $  2,322   $  162,538 $  6,418  $  2,332
                                                             ========== ========  ========   ========== ========  ========

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                   2013     2012     2011
                                                ---------- ------- --------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $  (1,205) $    77 $  2,040
    Embedded derivatives.......................        135     598    (462)
                                                ---------- ------- --------
     Total net derivative gains (losses)....... $  (1,070) $   675 $  1,578
                                                ========== ======= ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
   Qualifying hedges:
    Net investment income.............................. $  129   $  108  $   96
    Interest credited to policyholder account balances.    148      146     173
   Non-qualifying hedges:
    Net investment income..............................    (6)      (6)     (8)
    Net derivative gains (losses)......................    450      314     179
                                                         ------  ------  ------
      Total............................................ $  721   $  562  $  440
                                                         ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net          Net
                                                    Derivative   Investment
                                                  Gains (Losses) Income (1)
                                                  -------------- ----------
                                                        (In millions)
     Year Ended December 31, 2013:
      Interest rate derivatives..................   $  (1,753)   $      --
      Foreign currency exchange rate derivatives.         (69)          --
      Credit derivatives -- purchased............          (6)        (14)
      Credit derivatives -- written..............          100           1
      Equity derivatives.........................           --        (22)
                                                    ----------   ---------
        Total....................................   $  (1,728)   $    (35)
                                                    ==========   =========
     Year Ended December 31, 2012:
      Interest rate derivatives..................   $     (83)   $      --
      Foreign currency exchange rate derivatives.        (252)          --
      Credit derivatives -- purchased............         (72)        (15)
      Credit derivatives -- written..............          105          --
      Equity derivatives.........................           --        (12)
                                                    ----------   ---------
        Total....................................   $    (302)   $    (27)
                                                    ==========   =========
     Year Ended December 31, 2011:
      Interest rate derivatives..................   $    1,679   $      --
      Foreign currency exchange rate derivatives.          103          --
      Credit derivatives -- purchased............           74           6
      Credit derivatives -- written..............         (61)         (1)
      Equity derivatives.........................           --        (14)
                                                    ----------   ---------
        Total....................................   $    1,795   $     (9)
                                                    ==========   =========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value  Hedged Items in Fair Value Hedging    Recognized    Recognized for Net Derivative
Hedging Relationships                Relationships             for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities..........   $       34      $     (33)      $       1
                           Policyholder liabilities (1).......        (800)             807              7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           13            (12)              1
                           Foreign-denominated PABs (2).......         (98)             112             14
                                                                 ----------      ----------      ---------
  Total.....................................................     $    (851)      $      874      $      23
                                                                 ==========      ==========      =========
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $        2      $      (3)      $     (1)
                           Policyholder liabilities (1).......         (72)              89             17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................          (1)               1             --
                           Foreign-denominated PABs (2).......           32            (41)            (9)
                                                                 ----------      ----------      ---------
  Total.....................................................     $     (39)      $       46      $       7
                                                                 ==========      ==========      =========
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $     (18)      $       18      $      --
                           Policyholder liabilities (1).......        1,019           (994)             25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            1               3              4
                           Foreign-denominated PABs (2).......           28            (55)           (27)
                                                                 ----------      ----------      ---------
  Total.....................................................     $    1,030      $  (1,028)      $       2
                                                                 ==========      ==========      =========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were not significant for the year ending December 31, 2013, and were $1 million and $3 million for the years ended December 31, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $361 million and $1.1 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (511)    $       20    $         8   $                   (3)
Interest rate forwards...                (43)             1              2                        --
Foreign currency swaps...               (120)          (15)            (3)                         2
Credit forwards..........                 (3)            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (677)    $        6    $         8   $                   (1)
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $             (55)    $        3    $         4   $                     1
Interest rate forwards...                 (1)            --              2                        --
Foreign currency swaps...               (187)           (7)            (5)                       (5)
Credit forwards..........                  --            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (243)    $      (4)    $         2   $                   (4)
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              919    $       --    $         1   $                     1
Interest rate forwards...                 128            22              2                         2
Foreign currency swaps...                 166             7            (5)                         1
Credit forwards..........                  18             1             --                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            1,231    $       30    $       (2)   $                     4
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, ($17) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $6.2 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $123 million and $50 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                  ---------------------------------------------------------------------------------
                                                    2013                                     2012
                                  ---------------------------------------- ----------------------------------------
                                  Estimated      Maximum                   Estimated      Maximum
                                  Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of      of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                         Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)              Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------      ---------- ---------------- ------------ ---------- ---------------- ------------
                                         (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default swaps
  (corporate).................... $       6    $        395            2.6  $      7    $        573            2.5
Credit default swaps referencing
  indices........................        20           2,089            1.6        31           2,064            2.1
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        26           2,484            1.7        38           2,637            2.2
                                  ---------- ----------------              ---------- ----------------
Baa
Single name credit default swaps
  (corporate)....................        16             874            3.2         4             835            3.2
Credit default swaps referencing
  indices........................        52           2,898            4.7         6           2,469            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        68           3,772            4.4        10           3,304            4.5
                                  ---------- ----------------              ---------- ----------------
Ba
Single name credit default swaps
  (corporate)....................        --               5            3.8        --              25            2.7
Credit default swaps referencing
  indices........................        --              --             --        --              --             --
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        --               5            3.8        --              25            2.7
                                  ---------- ----------------              ---------- ----------------
B
Single name credit default swaps
  (corporate)....................        --              --             --        --              --             --
Credit default swaps referencing
  indices........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
   Total......................... $     123    $      6,600            3.4  $     50    $      6,230            3.5
                                  ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $6.2 billion from the table above were $70 million and $120 million at December 31, 2013 and 2012, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at both December 31, 2013 and 2012.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                    (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  4,026  $  2,232   $  6,556  $  2,408
  OTC-cleared (1)................................................      251       117         --        --
  Exchange-traded................................................       --        --         --        10
                                                                  --------  --------   --------  --------
    Total gross estimated fair value of derivatives (1)..........    4,277     2,349      6,556     2,418
 Amounts offset in the consolidated balance sheets...............       --        --         --        --
                                                                  --------  --------   --------  --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    4,277     2,349      6,556     2,418
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................  (1,844)   (1,844)    (2,083)   (2,083)
  OTC-cleared....................................................    (114)     (114)         --        --
  Exchange-traded................................................       --        --         --        --
 Cash collateral: (3)
  OTC-bilateral..................................................  (1,143)       (3)    (3,425)       (1)
  OTC-cleared....................................................    (128)       (3)         --        --
  Exchange-traded................................................       --        --         --      (10)
 Securities collateral: (4)
  OTC-bilateral..................................................  (1,024)     (319)    (1,048)     (261)
  OTC-cleared....................................................       --        --         --        --
  Exchange-traded................................................       --        --         --        --
                                                                  --------  --------   --------  --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     24  $     66   $     --  $     63
                                                                  ========  ========   ========  ========

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $136 million and $138 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $27 million and $86 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents , short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $47 million and $0, respectively, and provided excess cash collateral of $3 million and $25 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $106 million and $139 million, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $25 million and $0 , respectively, for its OTC-bilateral derivatives, and $106 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                   Estimated Fair Value of       Fair Value of Incremental Collateral
                                                     Collateral Provided:                   Provided Upon:
                                                 ---------------------------- ------------------------------------------
                                                                                                   Downgrade in the
                                                                                                 Company's Financial
                                                                                                 Strength Rating to a
                                    Estimated                                    One Notch     Level that Triggers Full
                                  Fair Value of                                Downgrade in           Overnight
                                  Derivatives in                               the Company's     Collateralization or
                                  Net Liability  Fixed Maturity                  Financial           Termination
                                   Position (1)    Securities       Cash      Strength Rating of the Derivative Position
                                  -------------- -------------- ------------- --------------- --------------------------
                                                                (In millions)
December 31, 2013:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        354     $    344       $    --        $    --           $            5
Derivatives not subject to
  financial strength-contingent
  provisions.....................             4           --             3             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        358     $    344       $     3        $    --           $            5
                                  ============== ============== ============= =============== ==========================
December 31, 2012:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        263     $    261       $    --        $    --           $            1
Derivatives not subject to
  financial strength-contingent
  provisions.....................            --           --             1             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        263     $    261       $     1        $    --           $            1
                                  ============== ============== ============= =============== ==========================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                       December 31,
                                                                                     -----------------
                                                           Balance Sheet Location      2013     2012
                                                          -------------------------- -------- --------
                                                                                       (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and
                                                          other receivables......... $   (62) $  1,362
  Options embedded in debt or equity
   securities............................................ Investments...............    (106)     (55)
                                                                                     -------- --------
   Net embedded derivatives within asset host contracts..........................    $  (168) $  1,307
                                                                                     ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs...................... $  (868) $   (92)
  Funds withheld on ceded reinsurance.................... Other liabilities.........      758    1,563
  Other.................................................. PABs......................        4       16
                                                                                     -------- --------
   Net embedded derivatives within liability host contracts......................    $  (106) $  1,487
                                                                                     ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                  2013     2012    2011
                                                 ------   ------ --------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  135   $  598 $  (462)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($42) million, ($71) million and $88 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $125 million, $122 million and ($219) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active
           markets for identical assets or
           liabilities. The Company defines
           active markets based on average
           trading volume for equity securities.
           The size of the bid/ask spread is
           used as an indicator of market
           activity for fixed maturity
           securities.

  Level 2  Quoted prices in markets that are not
           active or inputs that are observable
           either directly or indirectly. These
           inputs can include quoted prices for
           similar assets or liabilities other
           than quoted prices in Level 1, quoted
           prices in markets that are not
           active, or other significant inputs
           that are observable or can be derived
           principally from or corroborated by
           observable market data for
           substantially the full term of the
           assets or liabilities.

  Level 3  Unobservable inputs that are
           supported by little or no market
           activity and are significant to the
           determination of estimated fair value
           of the assets or liabilities.
           Unobservable inputs reflect the
           reporting entity's own assumptions
           about the assumptions that market
           participants would use in pricing the
           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269  $     64,229
  U.S. Treasury and agency...................................    15,858     14,624        62        30,544
  Foreign corporate..........................................        --     25,558     3,198        28,756
  RMBS.......................................................        --     22,197     2,513        24,710
  CMBS.......................................................        --      7,946       430         8,376
  ABS........................................................        --      5,298     2,526         7,824
  State and political subdivision............................        --      5,777        --         5,777
  Foreign government.........................................        --      3,256       274         3,530
                                                              --------- ---------- ---------  ------------
   Total fixed maturity securities...........................    15,858    143,616    14,272       173,746
                                                              --------- ---------- ---------  ------------
Equity securities:
  Common stock...............................................       361        753        50         1,164
  Non-redeemable preferred stock.............................        --        450       278           728
                                                              --------- ---------- ---------  ------------
   Total equity securities...................................       361      1,203       328         1,892
                                                              --------- ---------- ---------  ------------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12           662
  FVO general account securities.............................        --         24        14            38
  FVO securities held by CSEs................................        --         23        --            23
                                                              --------- ---------- ---------  ------------
   Total trading and FVO securities..........................         2        695        26           723
Short-term investments (1)...................................     1,387      4,224       175         5,786
Residential mortgage loans -- FVO                                    --         --       338           338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3         3,261
   Foreign currency exchange rate............................        --        735        14           749
   Credit....................................................        --        108        23           131
   Equity market.............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
    Total derivative assets..................................        --      4,101        40         4,141
                                                              --------- ---------- ---------  ------------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)          (62)
Separate account assets (4)..................................    28,422    105,165     1,209       134,796
                                                              --------- ---------- ---------  ------------
    Total assets............................................. $  46,030 $  259,004 $  16,326  $    321,360
                                                              ========= ========== =========  ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4  $      1,154
  Foreign currency exchange rate.............................        --      1,146        --         1,146
  Credit.....................................................        --         22        --            22
  Equity market..............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
   Total derivative liabilities..............................        --      2,318         4         2,322
Net embedded derivatives within liability host contracts (3).        --          4     (110)         (106)
Long-term debt...............................................        --         79        43           122
Long-term debt of CSEs.......................................        --         --        28            28
Trading liabilities (5)......................................       260          2        --           262
                                                              --------- ---------- ---------  ------------
    Total liabilities........................................ $     260 $    2,403 $    (35)  $      2,628
                                                              ========= ========== =========  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                                             December 31, 2012
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   61,540 $    5,460   $   67,000
  U.S. Treasury and agency...................................     17,653     14,927         71       32,651
  Foreign corporate..........................................         --     27,180      3,054       30,234
  RMBS.......................................................         --     23,323      1,702       25,025
  CMBS.......................................................         --      9,384        402        9,786
  ABS........................................................         --      6,202      1,923        8,125
  State and political subdivision............................         --      6,720         --        6,720
  Foreign government.........................................         --      3,853        282        4,135
                                                              ---------- ---------- ----------   ----------
    Total fixed maturity securities..........................     17,653    153,129     12,894      183,676
                                                              ---------- ---------- ----------   ----------
Equity securities:
  Common stock...............................................        189        792         60        1,041
  Non-redeemable preferred stock.............................         --        177        281          458
                                                              ---------- ---------- ----------   ----------
    Total equity securities..................................        189        969        341        1,499
                                                              ---------- ---------- ----------   ----------
Trading and FVO securities:
  Actively Traded Securities.................................          7        646          6          659
  FVO general account securities.............................         --         26         26           52
  FVO securities held by CSEs................................         --         41         --           41
                                                              ---------- ---------- ----------   ----------
    Total trading and FVO securities.........................          7        713         32          752
                                                              ---------- ---------- ----------   ----------
Short-term investments (1)...................................      2,565      3,936        252        6,753
Residential mortgage loans -- FVO............................         --         --         --           --
  Derivative assets: (2)
    Interest rate............................................         --      5,613         58        5,671
    Foreign currency exchange rate...........................         --        646         38          684
    Credit...................................................         --         29         33           62
    Equity market............................................         --          1         --            1
                                                              ---------- ---------- ----------   ----------
     Total derivative assets.................................         --      6,289        129        6,418
                                                              ---------- ---------- ----------   ----------
Net embedded derivatives within asset host contracts (3).....         --         --      1,362        1,362
Separate account assets (4)..................................     24,237     95,794        940      120,971
                                                              ---------- ---------- ----------   ----------
     Total assets............................................ $   44,651 $  260,830 $   15,950   $  321,431
                                                              ========== ========== ==========   ==========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       10 $    1,428 $       --   $    1,438
  Foreign currency exchange rate.............................         --        874          1          875
  Credit.....................................................         --         19         --           19
                                                              ---------- ---------- ----------   ----------
       Total derivative liabilities..........................         10      2,321          1        2,332
Net embedded derivatives within liability host contracts (3).         --         16      1,471        1,487
Long-term debt...............................................         --         --         --           --
Long-term debt of CSEs.......................................         --         --         44           44
Trading liabilities (5)......................................        163         --         --          163
                                                              ---------- ---------- ----------   ----------
     Total liabilities....................................... $      173 $    2,337 $    1,516   $    4,026
                                                              ========== ========== ==========   ==========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($106) million and ($55) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 1% of the total estimated fair value of fixed maturity securities and 12% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Mortgage Loans

    The Company has elected the FVO for certain residential mortgage loans held-for-investment.

  Level 3 Valuation Techniques and Key Inputs:

   Residential mortgage loans -- FVO

     For these investments, the estimated fair values are based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Foreign currency exchange rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, basis curves, cross currency basis curves and currency correlation.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   Embedded Derivatives Within Funds Withheld Related to Certain Ceded
   Reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant. There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities and mortgage loans resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                            December 31, 2013
                                                                      -----------------------------
                                                Significant                                Weighted
                  Valuation Techniques       Unobservable Inputs            Range         Average (1)
                ------------------------- --------------------------  ----------------    -----------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (10)  -     240       38
                                          Illiquidity premium (4)          30  -      30       30
                                          Credit spreads (4)          (1,489)  -     876      193
                                          Offered quotes (5)                4  -     104      100
                Consensus pricing         Offered quotes (5)               33  -     140       98
                --------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                  (136)  -   3,609      286
                Market pricing            Quoted prices (5)                22  -     100       98
                Consensus pricing         Offered quotes (5)               69  -     101       93
                --------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                    215  -   2,025      475
                Market pricing            Quoted prices (5)                89  -     104       99
                Consensus pricing         Offered quotes (5)               90  -     101       96
                --------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     30  -   1,878      119
                Market pricing            Quoted prices (5)                --  -     106      101
                Consensus pricing         Offered quotes (5)               56  -     106       98
                --------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing
                Market pricing            Quoted prices (5)                77  -     108       87
                Consensus pricing         Offered quotes (5)              104  -     140      118
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              401  -     450
                --------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              580  -     767
                                          Correlation (8)                  38% -      47%
                --------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                               98  -     101
                Consensus pricing         Offered quotes (10)
                --------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%
                                              Ages 41 -60                0.04% -    0.65%
                                              Ages 61 -115               0.26% -     100%
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%
                                              Durations 11 -20              3% -     100%
                                              Durations 21 -116             3% -     100%
                                          Utilization rates                20% -      50%
                                          Withdrawal rates               0.07% -      10%
                                          Long-term equity
                                            volatilities                17.40% -      25%
                                          Nonperformance risk
                                            spread                       0.03% -    0.44%
                --------------------------------------------------------------------------------------

                                                                                                        Impact of
                                                                            December 31, 2012          Increase in
                                                                      -----------------------------     Input on
                                                Significant                                Weighted     Estimated
                  Valuation Techniques       Unobservable Inputs            Range         Average (1) Fair Value (2)
                ------------------------- --------------------------  ----------------    ----------- --------------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (50)  -     500       84       Decrease
                                          Illiquidity premium (4)          30  -      30       30       Decrease
                                          Credit spreads (4)          (1,416)  -     830      285       Decrease
                                          Offered quotes (5)               --  -     178      139       Increase
                Consensus pricing         Offered quotes (5)               35  -     105       91       Increase
                -----------------------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                      9  -   2,980      541     Decrease (6)
                Market pricing            Quoted prices (5)                13  -     100       99     Increase (6)
                Consensus pricing         Offered quotes (5)               28  -     100       75     Increase (6)
                -----------------------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     35  -   4,750      486     Decrease (6)
                Market pricing            Quoted prices (5)               100  -     104      102     Increase (6)
                Consensus pricing         Offered quotes (5)                                          Increase (6)
                -----------------------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     --  -   1,829      105     Decrease (6)
                Market pricing            Quoted prices (5)                40  -     102       99     Increase (6)
                Consensus pricing         Offered quotes (5)               --  -     111       97     Increase (6)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing                                            111  -     111      111       Decrease
                Market pricing            Quoted prices (5)                77  -     101       87       Increase
                Consensus pricing         Offered quotes (5)               82  -     158      130       Increase
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              186  -     332              Increase (11)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              647  -     795              Increase (11)
                                          Correlation (8)                  43% -      57%
                -----------------------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                              100  -     100              Decrease (9)
                Consensus pricing         Offered quotes (10)
                -----------------------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%             Decrease (12)
                                              Ages 41 -60                0.05% -    0.64%             Decrease (12)
                                              Ages 61 -115               0.32% -     100%             Decrease (12)
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%             Decrease (13)
                                              Durations 11 -20              3% -     100%             Decrease (13)
                                              Durations 21 -116             3% -     100%             Decrease (13)
                                          Utilization rates                20% -      50%             Increase (14)
                                          Withdrawal rates               0.07% -      10%                     (15)
                                          Long-term equity
                                            volatilities                17.40% -      25%             Increase (16)
                                          Nonperformance risk
                                            spread                       0.10% -    0.67%             Decrease (17)
                -----------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

   type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "--Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        2       --           1        30    (1)       --       --           4
   Net investment gains (losses).........     (37)       --        (22)       (2)     --        4       --           2
   Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI.....................................     (36)      (3)           3       140      2     (27)       --        (45)
Purchases (3)............................    1,188       --         842     1,001    221    1,133       --          69
Sales (3)................................    (862)      (6)       (646)     (328)   (66)    (429)       --        (37)
Issuances (3)............................       --       --          --        --     --       --       --          --
Settlements (3)..........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)...............      717       --         250        41     74        1       --           1
Transfers out of Level 3 (4).............  (1,163)       --       (284)      (71)  (202)     (79)       --         (2)
                                          --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,.................. $  5,269    $  62    $  3,198  $  2,513 $  430 $  2,526    $  --      $  274
                                          ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................... $      1    $  --    $     --  $     35 $  (1) $     --    $  --      $    4
 Net investment gains (losses)........... $   (40)    $  --    $     --  $    (3) $   -- $     --    $  --      $   --
 Net derivative gains (losses)........... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------
                                         Equity Securities: Trading and FVO Securities:
                                         -----------------  ---------------------------
                                                    Non-                     FVO                    Residential
                                                 redeemable  Actively      General                   Mortgage    Separate
                                         Common  Preferred    Traded       Account      Short-term    Loans -    Account
                                         Stock     Stock    Securities    Securities    Investments     FVO     Assets (6)
                                         ------  ---------- ----------    ----------    ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2013:
Balance at January 1,................... $  60     $  281     $   6         $  26         $  252      $   --     $    940
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --         --        --             5             --           1           --
  Net investment gains (losses).........    20       (30)        --             6           (23)          --           42
  Net derivative gains (losses).........    --         --        --            --             --          --           --
 OCI....................................   (5)         84        --            --             19          --           --
Purchases (3)...........................     5         17         9            --            174         339          185
Sales (3)...............................  (31)       (74)        --          (23)          (247)         (2)        (204)
Issuances (3)...........................    --         --        --            --             --          --           72
Settlements (3).........................    --         --        --            --             --          --           --
Transfers into Level 3 (4)..............     1         --        --            --             --          --          236
Transfers out of Level 3 (4)............    --         --       (3)            --             --          --         (62)
                                         -----     ------     -----         -----         ------      ------     --------
Balance at December 31,................. $  50     $  278     $  12         $  14         $  175      $  338     $  1,209
                                         =====     ======     =====         =====         ======      ======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $  --     $   --     $  --         $   5         $   --           1     $     --
 Net investment gains (losses).......... $  --     $ (17)     $  --         $  --         $    1          --     $     --
 Net derivative gains (losses).......... $  --     $   --     $  --         $  --         $   --          --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -----------------------------
                                                    Foreign
                                                    Currency                 Net
                                         Interest   Exchange              Embedded      Long-term   Long-term
                                           Rate       Rate     Credit  Derivatives (8)    Debt     Debt of CSEs
                                         --------   --------   ------  ---------------  ---------  ------------
                                                                  (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................  $  58      $  37     $  33       $(109)        $    --     $  (44)
Total realized/unrealized gains(
 losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     --         --        --           --             --          --
  Net investment gains (losses).........     --         --        --           --             --         (2)
  Net derivative gains (losses).........    (3)       (24)       (8)          102             --          --
 OCI....................................   (44)         --        --           --             --          --
Purchases (3)...........................     --         --        --           --             --          --
Sales (3)...............................     --         --        --           --             --          --
Issuances (3)...........................     --         --       (1)           --           (43)          --
Settlements (3).........................   (12)          1       (1)           55             --          18
Transfers into Level 3 (4)..............     --         --        --           --             --          --
Transfers out of Level 3 (4)............     --         --        --           --             --          --
                                          -----      -----     -----       ------        -------     -------
Balance at December 31,.................  $ (1)      $  14     $  23       $   48        $  (43)     $  (28)
                                          =====      =====     =====       ======        =======     =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $  --      $  --     $  --       $   --        $    --     $    --
 Net investment gains (losses)..........  $  --      $  --     $  --       $   --        $    --     $   (2)
 Net derivative gains (losses)..........  $  --      $(24)     $ (5)       $  115        $    --     $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2012:
Balance at January 1,................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
Total realized/unrealized gains
 (losses) included in:
Net income (loss): (1), (2).............
  Net investment income.................        7       --           6        27     --        1       --           5
  Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)       --         (5)
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      173       --         142       220    (3)      (3)       --          19
Purchases (3)...........................    1,282       47       1,213       892    268      953       --           2
Sales (3)...............................    (848)      (1)       (489)     (242)  (167)    (157)       --        (55)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      559       --          99       131    104        4       --          25
Transfers out of Level 3 (4)............    (630)       --       (123)      (12)   (12)     (20)       --          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     27 $   -- $      1    $  --      $    5
 Net investment gains (losses).......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------
                               Equity Securities:    Trading and FVO Securities:
                               -----------------  ---------------------------------
                                          Non-                  FVO
                                       redeemable  Actively   General               Residential  Separate
                               Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                               Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                               ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,......... $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......     --        --        --         12          --          --           --
  Net investment gains
    (losses)..................      7       (1)        --         --          --          --           84
  Net derivative gains
    (losses)..................     --        --        --         --          --          --           --
 OCI..........................    (7)        16        --         --        (19)          --           --
Purchases (3).................     10         5         6         --         246          --          171
Sales (3).....................   (24)      (32)        --         --       (106)          --        (379)
Issuances (3).................     --        --        --         --          --          --            2
Settlements (3)...............     --        --        --         --          --          --          (1)
Transfers into Level 3 (4)....      1        --        --         --           5          --           24
Transfers out of Level 3 (4)..   (31)        --        --         --         (8)          --         (43)
                               ------    ------     -----      -----      ------       -----     --------
Balance at December 31,....... $   60    $  281     $   6      $  26      $  252       $  --     $    940
                               ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income........ $   --    $   --     $  --      $  12      $   --       $  --     $     --
 Net investment gains (losses) $  (4)    $   --     $  --      $  --      $   --       $  --     $     --
 Net derivative gains (losses) $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         ------------------------------------
                                                      Foreign
                                                      Currency                      Net
                                         Interest     Exchange                   Embedded          Long-term
                                           Rate         Rate       Credit     Derivatives (8)     Debt of CSEs
                                         --------     --------     ------     ---------------     ------------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................  $   67       $   56      $    1        $   (790)          $  (116)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................      --           --          --               --                --
  Net investment gains (losses).........      --           --          --               --               (7)
  Net derivative gains (losses).........      17         (19)          38              629                --
 OCI....................................     (1)           --          --               --                --
Purchases (3)...........................      --           --          --               --                --
Sales (3)...............................      --           --          --               --                --
Issuances (3)...........................      --           --         (3)               --                --
Settlements (3).........................    (25)           --         (3)               52                79
Transfers into Level 3 (4)..............      --           --          --               --                --
Transfers out of Level 3 (4)............      --           --          --               --                --
                                          ------       ------        ------      ---------          --------
Balance at December 31,.................  $   58       $   37      $   33        $   (109)          $   (44)
                                          ======       ======        ======      =========          ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $   --       $   --      $   --        $      --          $     --
 Net investment gains (losses)..........  $   --       $   --      $   --        $      --          $    (7)
 Net derivative gains (losses)..........  $   --       $ (19)      $   36        $     636          $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $  5,063    $  44    $  2,796  $  1,985 $  161 $  1,514    $   1      $  171
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................        4       --           7        10     --        2       --           6
  Net investment gains (losses).........     (15)       --          16      (10)    (1)     (12)       --          --
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      258        2        (24)      (52)     28       42       --          17
Purchases (3)...........................      789       --         915        78    106      670       --         118
Sales (3)...............................    (653)      (1)     (1,129)     (127)   (86)    (370)       --        (21)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      122       --         155        --     11       11       --          --
Transfers out of Level 3 (4)............    (649)     (20)       (478)   (1,193)     --    (711)      (1)          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     11 $   -- $      2    $  --      $    5
 Net investment gains (losses).......... $   (27)    $  --    $   (22)  $   (10) $   -- $    (9)    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------
                                                               Trading and FVO
                                         Equity Securities:      Securities:
                                         -----------------  ---------------------
                                                    Non-                  FVO
                                                 redeemable  Actively   General               Residential  Separate
                                         Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                                         Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                                         ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $   79    $  633     $  10      $  50      $  379       $  --     $  1,509
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................     --        --        --        (6)           1          --           --
  Net investment gains (losses).........     11      (45)        --         --         (1)          --          101
  Net derivative gains (losses).........     --        --        --         --          --          --           --
 OCI....................................     11         1        --         --         134          --           --
Purchases (3)...........................     22         2        --         --       (379)          --          188
Sales (3)...............................   (20)     (298)       (8)       (30)          --          --        (482)
Issuances (3)...........................     --        --        --         --          --          --           --
Settlements (3).........................     --        --        --         --          --          --           --
Transfers into Level 3 (4)..............      1        --        --         --          --          --           18
Transfers out of Level 3 (4)............     --        --       (2)         --          --          --        (252)
                                         ------    ------     -----      -----      ------       -----     --------
Balance at December 31,................. $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
                                         ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $   --    $   --     $  --      $ (6)      $    1       $  --     $     --
 Net investment gains (losses).......... $  (6)    $ (16)     $  --      $  --      $  (1)       $  --     $     --
 Net derivative gains (losses).......... $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -------------------------------------
                                                      Foreign
                                                      Currency                       Net           Long-term
                                         Interest     Exchange                    Embedded          Debt of
                                           Rate         Rate       Credit      Derivatives (8)       CSEs
                                         --------     --------     -------     ---------------     ----------
                                                                        (In millions)
Year Ended December 31, 2011:
Balance at January 1,...................  $  (23)     $     46     $    33       $       (382)     $    (184)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................       --           --          --                  --             --
  Net investment gains (losses).........       --           --          --                  --            (8)
  Net derivative gains (losses).........      (7)           10        (33)               (458)             --
 OCI....................................      130           --          14                  --             --
Purchases (3)...........................       --           --          --                  --             --
Sales (3)...............................       --           --          --                  --             --
Issuances (3)...........................       --           --         (2)                  --             --
Settlements (3).........................     (33)           --        (11)                  50             76
Transfers into Level 3 (4)..............       --           --          --                  --             --
Transfers out of Level 3 (4)............       --           --          --                  --             --
                                          -------         --------     -------   -------------         ----------
Balance at December 31,.................  $    67     $     56     $     1       $       (790)     $    (116)
                                          =======         ========     =======   =============         ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $    --     $     --     $    --       $          --     $       --
 Net investment gains (losses)..........  $    --     $     --     $    --       $          --     $      (8)
 Net derivative gains (losses)..........  $  (13)     $     10     $  (32)       $       (454)     $       --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                     December 31,
                                                                                  ------------------
                                                                                      2013     2012
                                                                                  ---------- -------
                                                                                    (In millions)
Unpaid principal balance......................................................... $      508 $    --
Difference between estimated fair value and unpaid principal balance.............      (170)      --
                                                                                  ---------- -------
 Carrying value at estimated fair value (1)...................................... $      338 $    --
                                                                                  ========== =======
Loans in non-accrual status...................................................... $       -- $    --
Loans more than 90 days past due................................................. $       81 $    --
Loans in non-accrual status or more than 90 days past due, or both -- difference
  between aggregate estimated fair value and unpaid principal balance............ $     (82) $    --

--------

(1)Interest income, changes in estimated fair value and gains or losses on sales are recognized in net investment income. Changes in estimated fair value for these loans were due to the following:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                           2013    2012    2011
                                                                        -------- ------- -------
                                                                             (In millions)
Instrument-specific credit risk based on changes in credit spreads for
  non-agency loans and adjustments in individual loan quality.......... $    (1) $    -- $    --
Other changes in estimated fair value..................................        1      --      --
                                                                        -------- ------- -------
 Total gains (losses) recognized in net investment income.............. $     -- $    -- $    --
                                                                        ======== ======= =======

   The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                             Long-term Debt                  Long-term Debt of CSEs
                                   ----------------------------------- -----------------------------------
                                   December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
                                   ----------------- ----------------- ----------------- -----------------
                                                                (In millions)
Contractual principal balance.....          $    123           $    --         $      42         $      60
Difference between estimated fair
  value and contractual principal
  balance.........................               (1)                --              (14)              (16)
                                            --------           -------         ---------         ---------
 Carrying value at estimated fair
   value (1)......................          $    122           $    --         $      28         $      44
                                            ========           =======         =========         =========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                             At December 31,               Years Ended December 31,
                                         -------------------------------- --------------------------
                                          2013       2012       2011        2013     2012     2011
                                          -------    -------    -------   -------- -------- --------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                           (In millions)
Mortgage loans, net (1)................. $   175    $   361    $   143    $     24 $   (16) $   (25)
Other limited partnership interests (2). $    71    $    48    $     8    $   (40) $   (30) $    (3)
Real estate joint ventures (3).......... $     2    $     8    $    --    $    (1) $    (4) $     --
Goodwill (4)............................ $    --    $    --    $    --    $     -- $   (10) $     --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate and mezzanine debt. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                          Fair Value Hierarchy
                                     --------------------------------------------------------------
                                      Carrying                                       Total Estimated
                                       Value        Level 1     Level 2     Level 3    Fair Value
                                     ---------- ----------- ----------- -----------  ---------------
                                                             (In millions)
Assets
Mortgage loans:
  Held-for-investment............... $   45,683   $    --    $      --   $  47,366      $  47,366
  Held-for-sale.....................          3        --           --           3              3
                                     ----------   -------    ---------   ---------      ---------
    Mortgage loans, net............. $   45,686   $    --    $      --   $  47,369      $  47,369
Policy loans........................ $    8,421   $    --    $     786   $   8,767      $   9,553
Real estate joint ventures.......... $       47   $    --    $      --   $      70      $      70
Other limited partnership interests. $      865   $    --    $      --   $   1,013      $   1,013
Other invested assets............... $    2,017   $    87    $   1,752   $     176      $   2,015
Premiums, reinsurance and other
 receivables........................ $   14,210   $    --    $      15   $  14,906      $  14,921
Liabilities
PABs................................ $   70,205   $    --    $      --   $  72,236      $  72,236
Long-term debt...................... $    2,655   $    --    $   2,956   $      --      $   2,956
Other liabilities................... $   19,601   $    --    $     310   $  19,787      $  20,097
Separate account liabilities........ $   57,935   $    --    $  57,935   $      --      $  57,935

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                         December 31, 2012
                                 -----------------------------------------------------------------
                                                       Fair Value Hierarchy
                                 -----------------------------------------------------------------
                                  Carrying                                         Total Estimated
                                   Value         Level 1      Level 2      Level 3   Fair Value
                                 ----------- ----------- ------------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans:
  Held-for-investment........... $    44,657 $        --  $        --  $    47,365   $    47,365
  Held-for-sale.................          --          --           --           --            --
                                 ----------- -----------  -----------  -----------   -----------
    Mortgage loans, net......... $    44,657 $        --  $        --  $    47,365   $    47,365
Policy loans.................... $     8,364 $        --  $       793  $     9,470   $    10,263
Real estate joint ventures...... $        52 $        --  $        --  $        68   $        68
Other limited partnership
 interests...................... $     1,048 $        --  $        --  $     1,161   $     1,161
Other invested assets........... $     2,014 $        93  $     1,885  $       152   $     2,130
Premiums, reinsurance and other
 receivables.................... $    14,172 $        --  $        37  $    15,129   $    15,166
Liabilities
PABs............................ $    71,611 $        --  $        --  $    75,189   $    75,189
Long-term debt.................. $     2,276 $        --  $     2,713  $        --   $     2,713
Other liabilities............... $    19,865 $        --  $       171  $    20,488   $    20,659
Separate account liabilities.... $    51,985 $        --  $    51,985  $        --   $    51,985

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  Mortgage loans held-for-investment

    For mortgage loans held-for-investment, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

    Mortgage loans held-for-sale For mortgage loans held-for-sale, estimated fair value is determined using independent non-binding broker quotations or internal valuation models using significant unobservable inputs.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Long-term Debt

   The estimated fair values of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other     Total
                              --------- ----------- --------- ---------  ---------
                                                 (In millions)
Balance at January 1, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......        --        --         --        --          --
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      37   $    68    $     2   $     4   $     111

Impairments (1).............. $    (10)   $    --    $    --   $    --   $    (10)

Balance at December 31, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
Balance at December 31, 2013
Goodwill.....................        37        68          2         4         111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
                              =========   =======    =======   =======   =========

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2013     2012
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.51%   2014 - 2037 $  1,100 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      701      700
Mortgage loans -- affiliated... 2.12% - 7.26%  5.38%   2015 - 2020      364      306
Senior notes -- affiliated (2). 0.93% - 2.86%  2.07%   2021 - 2022       79       80
Other notes (3)................ 1.39% - 8.00%  3.06%   2014 - 2027      533       91
Capital lease obligations......                                          23       25
                                                                   -------- --------
Total long-term debt (4).......                                       2,800    2,301
Total short-term debt..........                                         175      100
                                                                   -------- --------
Total..........................                                    $  2,975 $  2,401
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2013.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013. During 2013, this consolidated VIE issued $373 million of long-term debt. See Note 8.

(4)Excludes $28 million and $44 million of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2013 for the next five years and thereafter are $258 million in 2014, $530 million in 2015, $5 million in 2016, $65 million in 2017, $37 million in 2018 and $1.9 billion thereafter.

  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, and its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2013.

Surplus Notes - Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)


Capital Notes - Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

Mortgage Loans - Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a mortgage loan for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the subsidiary for investment. This mortgage loan bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                          ---------------------
                                             2013       2012
                                          ---------- ----------
                                              (In millions)
                Commercial paper......... $      175 $      100
                Average daily balance.... $      103 $      119
                Average days outstanding.    55 days    40 days

  During the years ended December 31, 2013, 2012 and 2011, the weighted average interest rate on short-term debt was 0.12%, 0.17% and 0.16%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $150 million, $148 million and $185 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts include $91 million, $89 million and $125 million of interest expense related to affiliated debt for the years ended December 31, 2013, 2012 and 2011, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2013. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)

 were $3 million, $3 million and $6 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2013 was as follows:

                                                         Letters of
                                                           Credit               Unused
Borrower(s)                    Expiration      Capacity  Issued(1)  Drawdowns Commitments
-------------------------- ------------------ ---------- ---------- --------- -----------
                                                             (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............ September 2017 (2) $    1,000  $     59   $    --  $      941
MetLife, Inc. and MetLife
  Funding, Inc............    August 2016 (3)      3,000       133        --       2,867
                                              ----------  --------   -------  ----------
 Total....................                    $    4,000  $    192   $    --  $    3,808
                                              ==========  ========   =======  ==========

--------

(1)MetLife, Inc. and MetLife Funding, Inc., a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2013 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs are being amortized over the remaining term of the amended and restated credit facility.
(3)In October 2013, availability under the unsecured credit facilities increased by $1.9 billion, as MetLife, Inc. no longer required and therefore canceled $1.9 billion of outstanding letters of credit. See Note 20.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $3 million for each of the years ended December 31, 2013, 2012 and 2011 and are included in other expenses. Information on the committed facility at December 31, 2013 was as follows:

                                                                 Letters
                                                                of Credit             Unused
Account Party/Borrower(s)                   Expiration Capacity Issued(1) Drawdowns Commitments
------------------------------------------- ---------- -------- --------- --------- -----------
                                                               (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500   $  490    $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2013, 2012 and 2011, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By
 December 31, 2009, all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

 Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2013, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 20,098,440. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

   Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011, 69%, 76% and 70%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

 Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation were as follows:

                                          Years Ended December 31,
                                         --------------------------
                                           2013     2012     2011
                                         -------- -------- --------
                                               (In millions)
             Stock Options.............. $     36 $     52 $     48
             Performance Shares (1).....       44       53       37
             Restricted Stock Units.....       42       22       15
                                         -------- -------- --------
             Total compensation expense. $    122 $    127 $    100
                                         ======== ======== ========
             Income tax benefit......... $     43 $     44 $     35
                                         ======== ======== ========

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2013, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 91%, 48% and 92%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


   The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2013
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        25        1.27
             Performance Shares.....  $        61        1.71
             Restricted Stock Units.  $        42        1.88

 Equity Awards

  Stock Options

    Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    A summary of the activity related to Stock Options was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2013.......................  35,153,071     $    40.89       5.50         $      51
Granted..............................................   1,310,019     $    35.96
Exercised............................................ (6,357,522)     $    31.80
Expired..............................................   (183,662)     $    50.46
Forfeited............................................   (170,530)     $    39.86
                                                      ------------
Outstanding at December 31, 2013.....................  29,751,376     $    42.56       5.19         $     379
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2013...............................................  29,536,674     $    42.60       5.16         $     376
                                                      ============ ================ =========== =============
Exercisable at December 31, 2013.....................  22,786,277     $    43.56        4.32        $     277
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2013 of $53.92 and December 31, 2012 of $32.94, as applicable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model are further described below. The assumptions include: expected volatility of the price of Shares; risk-free rate of return; dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

    Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as this interval reflects MetLife, Inc.'s view that employee option exercise decisions are based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

    The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

    Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

    The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options. The model also factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment. From these factors, the model derives an expected life of the Stock Option. The exercise behavior in the model is a multiple that reflects the ratio of exercise price to the strike price of the Stock Option at which holders are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

    The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2013        2012        2011
                                                          ----------- ----------- -----------
Dividend yield...........................................    2.13%       1.95%       1.65%
Risk-free rate of return................................. 0.16%-3.89% 0.21%-4.17% 0.29%-5.51%
Expected volatility......................................   32.98%      35.59%      32.64%
Exercise multiple........................................    1.51        1.58        1.69
Post-vesting termination rate............................    3.16%       3.14%       3.36%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $35.96      $37.91      $45.16
Weighted average fair value of stock options granted.....    $9.88      $11.33      $14.27

    MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          -------------------------
                                                            2013     2012    2011
-                                                         -------- -------- -------
                                                                (In millions)
Total intrinsic value of stock options exercised......... $     79 $     29 $    41
Cash received from exercise of stock options............. $    202 $    109 $    88
Income tax benefit realized from stock options exercised. $     28 $     10 $    13

  Performance Shares

    Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    For awards granted prior to the January 1, 2013 - December 31, 2015 performance period, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period. The performance factor for the January 1, 2010 - December 31, 2012 performance period was 0.92.

    For the January 1, 2013 - December 31, 2015 performance period, the vested Performance Shares will be multiplied by a performance factor of 0.00 to
  1.75. Assuming that MetLife, Inc. has met threshold performance goals related to its adjusted income or total shareholder return, the MetLife, Inc. Compensation Committee will determine the performance factor in its discretion. In doing so, the Compensation Committee may consider MetLife, Inc.'s total shareholder return relative to the performance of its competitors and MetLife, Inc.'s operating return on equity relative to its financial plan. The estimated fair value of Performance Shares will be remeasured each quarter until they become payable.

  Restricted Stock Units

    Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards and are not credited with dividend-equivalents for dividends paid on Shares. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in thirds on the first three anniversaries of their grant date, and others vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    The following table presents a summary of Performance Share and Restricted Stock Unit activity:

                                                        Performance Shares   Restricted Stock Units
                                                      ---------------------- ----------------------
                                                                   Weighted              Weighted
                                                                   Average               Average
                                                                  Grant Date            Grant Date
                                                        Shares    Fair Value   Units    Fair Value
                                                      ----------- ---------- ---------  ----------
Outstanding at January 1, 2013.......................   4,822,028 $    36.93 2,080,148  $    36.55
Granted..............................................   1,749,212 $    50.86 2,182,213  $    32.34
Forfeited............................................   (151,075) $    40.87 (395,365)  $    33.97
Payable (1).......................................... (1,346,025) $    32.24 (538,480)  $    33.17
                                                      -----------            ---------
Outstanding at December 31, 2013.....................   5,074,140 $    42.86 3,328,516  $    33.35
                                                      =========== ========== =========  ==========
Expected to vest at a future date as of December 31,
  2013...............................................   5,067,337 $    38.60 2,995,664  $    33.34
                                                      =========== ========== =========  ==========

--------

(1)Includes both Shares paid and Shares deferred for later payment.

    Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2013, the three year performance period for the 2011 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,545,020 outstanding Performance Shares to which the 2011 - 2013 performance factor will be applied. The factor will be determined in the second quarter of 2014.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 400% for all periods presented.

  The New York State Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers dictating tests to be performed as part of insurers' year-end asset adequacy testing. The New York State Department of Financial Services issued its 2013 Special Considerations letter on October 31, 2013. The letter mandates the use of certain assumptions in the 2013 asset adequacy testing. Metropolitan Life Insurance Company will grade in over three years the amount of LTC reserves required as a result of the new assumptions. Under this grade-in, Metropolitan Life Insurance Company increased its asset

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

adequacy reserves for LTC policies by $300 million as of December 31, 2013 and will increase such reserves by approximately $200 million and $100 million as of December 31, 2014 and 2015, respectively. The actual 2014 and 2015 amounts may differ from current estimates due to changes in economic conditions, regulation, or policyholder behavior.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer was $369 million, $1.3 billion and $2.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $12.4 billion and $14.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $103 million, $79 million and $63 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $571 million and $539 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $60 million, $19 million and $128 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $818 million and $873 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, Metropolitan Life Insurance Company paid a dividend of $1.4 billion and $1.0 billion, respectively. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. Based on amounts at December 31, 2013, Metropolitan Life Insurance Company could pay a stockholder dividend in 2014 of $1.1 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, NELICO paid a dividend of $77 million, $46 million and $107 million, respectively. Based on amounts at December 31, 2013, NELICO could pay a stockholder dividend in 2014 of $102 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. Based on amounts at December 31, 2013, GALIC could pay a stockholder dividend in 2014 of $81 million without prior approval of the Missouri Director.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  For the years ended December 31, 2013, 2012 and 2011, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $45 million, $87 million and $518 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                             Unrealized                       Foreign    Defined
                                          Investment Gains     Unrealized    Currency    Benefit
                                          (Losses), Net of   Gains (Losses) Translation   Plans
                                         Related Offsets (1) on Derivatives Adjustments Adjustment  Total
                                         ------------------- -------------- ----------- ---------- --------
                                                                   (In millions)
Balance at December 31, 2010............    $      2,360        $     58      $    34   $  (1,429) $  1,023
OCI before reclassifications............           2,602           1,231            6        (545)    3,294
Income tax expense (benefit)............           (911)           (430)          (3)          202  (1,142)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           4,051             859           37      (1,772)    3,175
Amounts reclassified from AOCI..........            (35)            (28)           --        (126)    (189)
Income tax expense (benefit)............              12               9           --           47       68
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (23)            (19)           --         (79)    (121)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2011............    $      4,028        $    840      $    37   $  (1,851) $  3,054
OCI before reclassifications............           2,406           (243)         (30)        (618)    1,515
Income tax expense (benefit)............           (843)              87           11          217    (528)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           5,591             684           18      (2,252)    4,041
Amounts reclassified from AOCI..........              96               2           --        (148)     (50)
Income tax expense (benefit)............            (33)             (1)           --           51       17
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................              63               1           --         (97)     (33)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2012............    $      5,654        $    685      $    18   $  (2,349) $  4,008
OCI before reclassifications............         (3,321)           (677)           22        1,396  (2,580)
Income tax expense (benefit)............           1,145             237          (9)        (490)      883
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           3,478             245           31      (1,443)    2,311
Amounts reclassified from AOCI..........            (16)            (14)           --        (205)    (235)
Income tax expense (benefit)............               6               5           --           71       82
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (10)             (9)           --        (134)    (153)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2013............    $      3,468        $    236      $    31   $  (1,577) $  2,158
                                            ============        ========      =======   ========== ========

--------

(1)See Note 8 for information on offsets to investments related to insurance liabilities, DAC and VOBA and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                      Statement of Operations and
AOCI Components                                   Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
------------------------------------------------  ------------------------------- ------------------------------------
                                                      Years Ended December 31
                                                  -------------------------------
                                                     2013      2012       2011
                                                  ---------- --------- ----------
                                                           (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)....... $       38 $   (158) $    (116) Other net investment gains (losses)
  Net unrealized investment gains (losses).......         53        56         40 Net investment income
  Net unrealized investment gains (losses).......       (28)      (16)         94 Net derivative gains (losses)
  OTTI...........................................       (47)        22         17 OTTI on fixed maturity securities
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    before income tax............................         16      (96)         35
   Income tax (expense) benefit..................        (6)        33       (12)
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    net of income tax............................ $       10 $    (63) $       23
                                                  ========== ========= ==========
Unrealized gains (losses) on derivatives - cash
 flow hedges:
  Interest rate swaps............................ $       20 $       3 $       -- Net derivative gains (losses)
  Interest rate swaps............................          8         4          1 Net investment income
  Interest rate forwards.........................          1        --         22 Net derivative gains (losses)
  Interest rate forwards.........................          2         2          2 Net investment income
  Foreign currency swaps.........................       (15)       (7)          7 Net derivative gains (losses)
  Foreign currency swaps.........................        (3)       (5)        (5) Net investment income
  Credit forwards................................         --        --          1 Net derivative gains (losses)
  Credit forwards................................          1         1         -- Net investment income
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, before
    income tax...................................         14       (2)         28
   Income tax (expense) benefit..................        (5)         1        (9)
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, net of
    income tax................................... $        9 $     (1) $       19
                                                  ========== ========= ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains (losses)... $      274 $     246 $      231
  Amortization of prior service (costs) credit...       (69)      (98)      (105)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    before income tax............................        205       148        126
   Income tax (expense) benefit..................       (71)      (51)       (47)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    net of income tax............................ $      134 $      97 $       79
                                                  ========== ========= ==========
Total reclassifications, net of income tax....... $      153 $      33 $      121
                                                  ========== ========= ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2013     2012     2011
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,392 $  2,426 $  2,260
Pension, postretirement and postemployment benefit costs...      364      285      330
Commissions................................................      781      769      724
Volume-related costs.......................................      253      241      196
Affiliated interest costs on ceded and assumed reinsurance.    1,033    1,209    1,393
Capitalization of DAC......................................    (562)    (632)    (724)
Amortization of DAC and VOBA...............................      261      991      875
Interest expense on debt and debt issuance costs...........      153      152      194
Premium taxes, licenses and fees...........................      263      294      302
Professional services......................................      989      946      832
Rent and related expenses, net of sublease income..........      143      123      129
Other......................................................     (82)    (410)     (40)
                                                            -------- -------- --------
  Total other expenses..................................... $  5,988 $  6,394 $  6,471
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges which were allocated to the Company were as follows:

                                                          Years Ended December 31,
                                      -----------------------------------------------------------------
                                                    2013                             2012
                                      -------------------------------- --------------------------------
                                                Lease and Asset                  Lease and Asset
                                      Severance   Impairment    Total  Severance   Impairment    Total
                                      --------- --------------- ------ --------- --------------- ------
                                                                (In millions)
Balance at January 1,................  $   22        $  --      $   22  $   --        $  --      $   --
Restructuring charges................      87           16         103     101           18         119
Cash payments........................    (70)         (10)        (80)    (79)         (18)        (97)
                                       ------        -----      ------  ------        -----      ------
Balance at December 31,..............  $   39        $   6      $   45  $   22        $  --      $   22
                                       ======        =====      ======  ======        =====      ======
Total restructuring charges incurred
  since inception of initiative......  $  188        $  34      $  222  $  101        $  18      $  119
                                       ======        =====      ======  ======        =====      ======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2015. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2013.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2013, the majority of active participants were accruing benefits under the cash balance formula; however, 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                                          Other
                                                                     Pension         Postretirement
                                                                  Benefits (1)          Benefits
                                                               ------------------  ------------------
                                                                            December 31,
                                                               --------------------------------------
                                                                 2013      2012      2013      2012
                                                               --------  --------  --------  --------
                                                                            (In millions)
Change in benefit obligations:
Benefit obligations at January 1,............................. $  8,937  $  7,867  $  2,402  $  2,106
 Service costs................................................      214       197        20        36
 Interest costs...............................................      367       384        92       103
 Plan participants' contributions.............................       --        --        30        29
 Net actuarial (gains) losses.................................     (967)      944      (550)      261
 Plan amendments, change in benefits, and other...............       26        --        --        --
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Benefit obligations at December 31,...........................    8,130     8,937     1,861     2,402
                                                               --------  --------  --------  --------
Change in plan assets:
Fair value of plan assets at January 1,.......................    7,390     6,699     1,320     1,240
 Actual return on plan assets.................................      (20)      695        57       105
 Plan amendments, change in benefits, and other...............       28        --        --        --
 Plan participants' contributions.............................       --        --        30        29
 Employer contributions.......................................      354       451        78        79
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Fair value of plan assets at December 31,.....................    7,305     7,390     1,352     1,320
                                                               --------  --------  --------  --------
 Over (under) funded status at December 31,................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
Amounts recognized in the consolidated balance sheets consist of:
 Other assets................................................. $    213  $     --  $     --  $     --
 Other liabilities............................................   (1,038)   (1,547)     (509)   (1,082)
                                                               --------  --------  --------  --------
   Net amount recognized...................................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
AOCI:
 Net actuarial (gains) losses................................. $  2,207  $  2,918  $    209  $    796
 Prior service costs (credit).................................       17        23         1       (74)
                                                               --------  --------  --------  --------
   AOCI, before income tax.................................... $  2,224  $  2,941  $    210  $    722
                                                               ========  ========  ========  ========
Accumulated benefit obligation................................ $  7,689  $  8,381       N/A       N/A
                                                               ========  ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.0 billion and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2013     2012
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,037 $  1,282
               Accumulated benefit obligations. $    927 $  1,127
               Fair value of plan assets....... $     -- $    123

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2013     2012     2013     2012
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  1,170 $  8,937 $  1,863 $  2,402
       Fair value of plan assets..... $    133 $  7,390 $  1,353 $  1,320

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

   . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

   . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

   . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

   . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

   . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                           Pension Benefits     Other Postretirement Benefits
                                                        ----------------------- -----------------------------
                                                                  Years Ended December 31,
                                                        -----------------------------------------------------
                                                         2013    2012    2011    2013      2012      2011
                                                        ------- ------- -------  ------    ------    ------
                                                                       (In millions)
Net periodic benefit costs:
 Service costs......................................... $   209 $   190 $   165 $   17    $   30    $   16
 Interest costs........................................     359     374     384     85        95       107
 Expected return on plan assets........................   (447)   (448)   (423)   (74)      (75)      (76)
 Amortization of net actuarial (gains) losses..........     213     182     189     51        52        42
 Amortization of prior service costs (credit)..........       6       6       3   (69)      (95)     (108)
                                                        ------- ------- -------  ------    ------    ------
   Total net periodic benefit costs (credit)...........     340     304     318     10         7      (19)
                                                        ------- ------- -------  ------    ------    ------
Other changes in plan assets and benefit
  obligations recognized in OCI:
 Net actuarial (gains) losses..........................   (492)     705     532  (532)       232       264
 Prior service costs (credit)..........................      --      --      18     --        --        --
 Amortization of net actuarial gains (losses)..........   (219)   (189)   (189)   (55)      (57)      (42)
 Amortization of prior service (costs) credit..........     (6)     (6)     (3)     75       104       108
                                                        ------- ------- -------  ------    ------    ------
   Total recognized in OCI.............................   (717)     510     358  (512)       279       330
                                                        ------- ------- -------  ------    ------    ------
     Total recognized in net periodic benefit costs
       and OCI......................................... $ (377) $   814 $   676 $(502)    $  286    $  311
                                                        ======= ======= =======  ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   For the year ended December 31, 2013, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of ($717) million and other postretirement benefits of ($512) million for an aggregate increase in OCI of $1.2 billion before income tax and $798 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $147 million and $4 million, and $6 million and ($1) million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                         Pension Benefits         Other Postretirement Benefits
                                    --------------------------  ------------------------------
                                                 December 31,
                                    ----------------------------------------------------------
                                        2013          2012      2013            2012
                                    ------------  ------------  ----            ----
    Weighted average discount rate.     5.15%         4.20%     5.15%           4.20%
    Rate of compensation increase.. 3.50% - 7.50% 3.50% - 7.50%  N/A             N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                               Pension Benefits              Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------
                                                          December 31,
                                   ----------------------------------------------------------------------
                                       2013          2012          2011      2013      2012      2011
                                   ------------- ------------- -------------   -----   ----      ----
Weighted average discount rate....     4.20%         4.95%         5.80%     4.20%     4.95%     5.80%
Weighted average expected rate of
  return on plan assets...........     6.24%         7.00%         7.25%     5.76%     6.26%     7.25%
Rate of compensation increase..... 3.50% - 7.50% 3.50% - 7.50% 3.50% - 7.50%  N/A       N/A       N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2014 is currently anticipated to be 6.24% for pension benefits and 5.64% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                              December 31,
                                -------------------------------------------------------------------------
                                                 2013                                 2012
                                -------------------------------------- ----------------------------------
                                6.4% in 2014, gradually                7.8% in 2013, gradually
                                decreasing each year until 2094        decreasing each year until 2094
                                reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.4%
Pre-and Post-Medicare eligible  Pre-Medicare and 4.6% for              for Pre-Medicare and 4.6% for
  claims....................... Post-Medicare.                         Post-Medicare.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2013:

                                                           One Percent  One Percent
                                                            Increase     Decrease
                                                          ------------ ------------
                                                                (In millions)
Effect on total of service and interest costs components.  $       16  $       (13)
Effect of accumulated postretirement benefit obligations.  $      237  $      (194)

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         short-term investments which have
         unadjusted quoted market prices in
         active markets for identical assets
         and liabilities.

Level 2  This category includes certain
         separate accounts that are primarily
         invested in liquid and readily
         marketable securities. The estimated
         fair value of such separate account
         is based upon reported NAV provided
         by fund managers and this value
         represents the amount at which
         transfers into and out of the
         respective separate account are
         effected. These separate accounts
         provide reasonable levels of price
         transparency and can be corroborated
         through observable market data.

         Certain separate accounts are
         invested in investment partnerships
         designated as hedge funds. The values
         for these separate accounts is
         determined monthly based on the NAV
         of the underlying hedge fund
         investment. Additionally, such hedge
         funds generally contain lock out or
         other waiting period provisions for
         redemption requests to be filled.
         While the reporting and redemption
         restrictions may limit the frequency
         of trading activity in separate
         accounts invested in hedge funds, the
         reported NAV, and thus the referenced
         value of the separate account,
         provides a reasonable level of price
         transparency that can be corroborated
         through observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

         Directly held investments are
         primarily invested in U.S. and
         foreign government and corporate
         securities.

Level 3  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         other investments that provide little
         or no price transparency due to the
         infrequency with which the underlying
         assets trade and generally require
         additional time to liquidate in an
         orderly manner. Accordingly, the
         values for separate accounts invested
         in these alternative asset classes
         are based on inputs that cannot be
         readily derived from or corroborated
         by observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2013 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2013     2012     Target   2013     2012
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      64%      69%      70%      52%      63%
Equity securities (2).............................     12%      23%      21%      30%      47%      37%
Alternative securities (3)........................     13%      13%      10%      --%       1%      --%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                     Postretirement Life
                                                   --------------------------
                                                            Actual Allocation
                                                            -----------------
                                                     Target   2013     2012
                                                   -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     --%      --%      --%
Equity securities (2).............................     --%      --%      --%
Alternative securities (3)........................    100%     100%     100%
                                                            -------  -------
 Total assets.....................................             100%     100%
                                                            =======  =======

--------

(1)Fixed maturity securities include primarily ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2013
                             ---------------------------------------------------------------------
                                      Pension Benefits                       Other Postretirement Benefits
                             -----------------------------------           ---------------------------------
                               Fair Value Hierarchy                         Fair Value Hierarchy
                             -------------------------                     -----------------------
                                                                 Total                                   Total
                                                               Estimated                               Estimated
                                                                 Fair                                    Fair
                             Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3   Value
                             --------    --------    -------   ---------   -------   -------   ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  1,948    $   55    $  2,003    $   --    $  170     $  1   $    171
  U.S. government bonds.....      868         156        --       1,024       135         5       --        140
  Foreign bonds.............       --         675        10         685        --        63       --         63
  Federal agencies..........       --         274        --         274        --        33       --         33
  Municipals................       --         206        --         206        --        15       --         15
  Other (1).................       --         460        19         479        --        54       --         54
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total fixed maturity
     securities.............      868       3,719        84       4,671       135       340        1        476
                             --------    --------    ------    --------    ------    ------     ----   --------
Equity securities:
  Common stock - domestic...    1,064          21       139       1,224       328        --       --        328
  Common stock - foreign....      432          --        --         432       102        --       --        102
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total equity securities..    1,496          21       139       1,656       430        --       --        430
                             --------    --------    ------    --------    ------    ------     ----   --------
Other investments...........       --          --       563         563        --        --       --         --
Short-term investments......       49         290        --         339        --       439       --        439
Money market securities.....        1          12        --          13         4        --       --          4
Derivative assets...........       16          14        33          63        --         3       --          3
                             --------    --------    ------    --------    ------    ------     ----   --------
       Total assets......... $  2,430    $  4,056    $  819    $  7,305    $  569    $  782     $  1   $  1,352
                             ========    ========    ======    ========    ======    ======     ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                       December 31, 2012
                             ---------------------------------------------------------------------
                                      Pension Benefits                Other Postretirement Benefits
                             -----------------------------------    ---------------------------------
                               Fair Value Hierarchy                  Fair Value Hierarchy
                             -------------------------              -----------------------
                                                            Total                             Total
                                                          Estimated                         Estimated
                                                            Fair                              Fair
                             Level 1     Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                             --------    -------- ------- --------- ------- ------- ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  2,119 $   18  $  2,137  $   --  $  165   $  4   $    169
  U.S. government bonds.....    1,082         150     --     1,232     175       3     --        178
  Foreign bonds.............       --         714      7       721      --      51     --         51
  Federal agencies..........        1         314     --       315      --      26     --         26
  Municipals................       --         242     --       242      --      70      1         71
  Other (1).................       --         460      7       467      --      55      3         58
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities.............    1,083       3,999     32     5,114     175     370      8        553
                             --------    -------- ------  --------  ------  ------   ----   --------
Equity securities:
  Common stock - domestic...    1,024          36    129     1,189     249       1     --        250
  Common stock - foreign....      339          --     --       339      83      --     --         83
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total equity securities..    1,363          36    129     1,528     332       1     --        333
                             --------    -------- ------  --------  ------  ------   ----   --------
Other investments...........       --         110    419       529      --      --     --         --
Short-term investments......       --         200     --       200      --     432     --        432
Money market securities.....        2           9     --        11       1      --     --          1
Derivative assets...........       --           7      1         8      --       1     --          1
                             --------    -------- ------  --------  ------  ------   ----   --------
       Total assets......... $  2,448    $  4,361 $  581  $  7,390  $  508  $  804   $  8   $  1,320
                             ========    ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended December
 31, 2013:
Balance at January
 1,.................   $  18    $  7     $  7      $  129      $  419      $   1      $  4       $  1      $  3
Realized gains
 (losses)...........      --      --       --         (1)          --        (2)        --         --       (3)
Unrealized gains
 (losses)...........     (2)       1       --           9          56       (17)        --         --         4
Purchases, sales,
 issuances and
 settlements, net...      17     (3)       11           2        (58)         51       (3)        (1)       (4)
Transfers into
 and/or out of
 Level 3............      22       5        1          --         146         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance at December
 31,................   $  55    $ 10     $ 19      $  139      $  563      $  33      $  1       $ --      $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance at
 January 1,.........   $  30    $   5    $   2     $  194      $  501       $  4      $  4       $  1      $  5       $  1
Realized gains
 (losses)...........      --       --       --       (25)          52          4        --         --       (2)          2
Unrealized gains
 (losses)...........     (1)        8        1          9        (38)        (6)        --         --         2        (2)
Purchases, sales,
 issuances and
 settlements, net...    (11)      (6)        4       (49)        (96)        (1)        --         --       (2)        (1)
Transfers into
 and/or out of
 Level 3............      --       --       --         --          --         --        --         --        --         --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  18    $   7    $   7     $  129      $  419       $  1      $  4       $  1      $  3       $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance at
 January 1,.........   $  45    $  4     $  2       $ 228       $ 446       $(1)       $ 4       $ 1       $  6       $--
Realized gains
 (losses)...........      --      --      (1)        (57)          80          1        --        --        (1)        --
Unrealized gains
 (losses)...........     (3)     (2)        1         110          42          6        --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...    (13)       3      (1)        (87)        (67)        (2)        --        --        (1)        --
Transfers into
 and/or out of
 Level 3............       1      --        1          --          --         --        --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  30    $  5     $  2       $ 194       $ 501       $  4       $ 4       $ 1       $  5       $ 1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2014. The Company expects to make discretionary contributions to the qualified pension plan of $210 million in 2014. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2014.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $50 million towards benefit obligations in 2014 to pay postretirement medical claims.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                 Other
                                  Pension    Postretirement
                                  Benefits      Benefits
                                ------------ --------------
                                       (In millions)
                     2014...... $        447   $       85
                     2015...... $        458   $       87
                     2016...... $        470   $       87
                     2017...... $        496   $       90
                     2018...... $        503   $       94
                     2019-2023. $      2,787   $      527

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Additional Information

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $49 million, $54 million and $47 million for the years ended December 31, 2013, 2012 and 2011, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $20 million, $867 million and $885 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $84 million, $83 million and $73 million for the years ended December 31, 2013, 2012 and 2011, respectively.

16. Income Tax

   The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                      2013    2012     2011
  -                                                  ------ -------- --------
                                                          (In millions)
  Current:
   Federal.......................................... $  789 $    675 $    551
   State and local..................................      2        2        2
   Foreign..........................................    176      176      116
                                                     ------ -------- --------
     Subtotal.......................................    967      853      669
                                                     ------ -------- --------
  Deferred:
   Federal..........................................  (411)      346      769
   Foreign..........................................    125    (144)       22
                                                     ------ -------- --------
     Subtotal.......................................  (286)      202      791
                                                     ------ -------- --------
       Provision for income tax expense (benefit)... $  681 $  1,055 $  1,460
                                                     ====== ======== ========

   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2013     2012     2011
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  2,540 $  3,153 $  4,291
      Foreign..................................      282      545      453
                                                -------- -------- --------
        Total.................................. $  2,822 $  3,698 $  4,744
                                                ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2013    2012     2011
                                                  ------ -------- --------
                                                       (In millions)
      Tax provision at U.S. statutory rate....... $  988 $  1,294 $  1,660
      Tax effect of:
       Dividend received deduction...............   (66)     (75)     (71)
       Tax-exempt income.........................   (42)     (43)     (31)
       Prior year tax............................     29       10       10
       Low income housing tax credits............  (190)    (142)     (97)
       Other tax credits.........................   (44)     (18)     (22)
       Foreign tax rate differential.............      2        3        2
       Change in valuation allowance.............    (4)       13       --
       Other, net................................      8       13        9
                                                  ------ -------- --------
      Provision for income tax expense (benefit). $  681 $  1,055 $  1,460
                                                  ====== ======== ========

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                      ---------------------
                                                         2013       2012
                                                      ---------- ----------
                                                          (In millions)
    Deferred income tax assets:
     Policyholder liabilities and receivables........ $    1,823 $    2,495
     Net operating loss carryforwards................         64         35
     Employee benefits...............................        649      1,075
     Capital loss carryforwards......................         14         17
     Tax credit carryforwards........................        909        372
     Litigation-related and government mandated......        223        175
     Other...........................................        349        198
                                                      ---------- ----------
       Total gross deferred income tax assets........      4,031      4,367
     Less: Valuation allowance.......................         72         52
                                                      ---------- ----------
       Total net deferred income tax assets..........      3,959      4,315
                                                      ---------- ----------
    Deferred income tax liabilities:
     Investments, including derivatives..............      2,021      2,283
     DAC and VOBA....................................      1,677      1,629
     Net unrealized investment gains.................      2,019      3,412
     Other...........................................         27         27
                                                      ---------- ----------
       Total deferred income tax liabilities.........      5,744      7,351
                                                      ---------- ----------
         Net deferred income tax asset (liability)... $  (1,785) $  (3,036)
                                                      ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2013.

                   Net Operating Loss                 Capital Loss
                      Carryforwards                   Carryforwards
             ------------------------------- -------------------------------
                Amount        Expiration        Amount        Expiration
             ------------- ----------------- ------------- -----------------
             (In millions)                   (In millions)
   Domestic.   $      46   Beginning in 2018   $      --   N/A
   State....   $     150   N/A                 $      --   N/A
   Foreign..   $      69   Beginning in 2027   $      40   Beginning in 2014

   Foreign tax credit carryforwards of $357 million at December 31, 2013 will expire beginning in 2021. General business credits of $552 million will expire beginning in 2030.

   The Company has recorded valuation allowance decreases related to tax expense of $1 million related to certain state and foreign net operating loss carryforwards, $3 million related to certain foreign capital loss carryforwards, and charges of $24 million related to certain other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amount due to affiliates included $157 million for the year ended December 31, 2013. The amounts due from affiliates included $14 million and $34 million for the years ended December 31, 2012 and 2011, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    525 $    499
Additions for tax positions of prior years...............................       50       27       26
Reductions for tax positions of prior years..............................      (4)      (5)       --
Additions for tax positions of current year..............................        3       --        1
Reductions for tax positions of current year.............................       --       --      (1)
Settlements with tax authorities.........................................     (49)     (15)       --
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    532 $    525
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    491 $    466 $    459
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ----------------------
                                                                   2013      2012   2011
                                                                  -------   ------ -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    17   $    8 $    27

                                                                             December 31,
                                                                            --------------
                                                                             2013   2012
                                                                            ------ -------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets.. $  228 $   211

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $53 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $360 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                                --------------------------------------
                                                  2013         2012         2011
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,983       65,812       66,747
   Number of new claims during the year........     5,898        5,303        4,972
   Settlement payments during the year (1)..... $    37.0    $    36.4    $    34.2

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

 asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
 (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2013. The frequency of severe claims relating to asbestos has not declined as expected, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims from $417 million to $572 million at December 31, 2013.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Metco Site, Hicksville, Nassau County, New York

    On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and broker dealer New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation and Inquiries

    In 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010)

    Alleging that MetLife, Inc. and another company have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Florida False Claims Act seeking to recover damages on behalf of Florida. The action had been sealed by court order until December 17, 2012. The Relator alleges that the aggregate damages attributable to MetLife, Inc., including statutory damages and treble damages, are $767 million. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. On August 20, 2013, the court granted defendants' motion to dismiss the action. The Relator has appealed the dismissal.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011)

    This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  their lives. On June 26, 2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs appealed and the United States Court of Appeals for the Sixth Circuit affirmed the dismissal of the action on September 12, 2013.

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The trial has been scheduled for June 2014.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013). Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013).

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). In the C-Mart case, the court granted plaintiff's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  motion to certify a class of approximately 36,000 persons in Missouri who, during the period of August 7, 2012 through September 6, 2012, were allegedly sent an unsolicited fax in violation of the TCPA. Trial is set for May 2014. In the Cadenasso case, plaintiff seeks certification of a nationwide class of persons (except for Missouri residents) who were allegedly sent millions of unsolicited faxes in violation of the TCPA. In both cases, plaintiffs seek an award of statutory damages under the TCPA in the amount of $500 for each violation and to have such damages trebled.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    46 $    85
  Premium tax offsets currently available for paid assessments.      54      12
                                                                ------- -------
                                                                $   100 $    97
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    67 $   136
                                                                ======= =======

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders. The Company recorded a net charge (benefit) of ($23) million, $22 million and $21 million, net of income tax, during the years ended December 31, 2013, 2012 and 2011, respectively, related to ELNY.

Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2014.......   $    232
                           2015.......        204
                           2016.......        171
                           2017.......        128
                           2018.......        114
                           Thereafter.        757
                                         --------
                           Total......   $  1,606
                                         ========

    Total minimum rentals to be received in the future under non-cancelable subleases are $131 million as of December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.7 billion and $2.2 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.7 billion at December 31, 2013 and 2012, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $687 million and $971 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million and $4 million at December 31, 2013 and 2012, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2013 and 2012 are summarized in the table below:

                                                                               Three Months Ended
                                                                  ---------------------------------------------
                                                                  March 31, June 30, September 30, December 31,
                                                                  --------- -------- ------------- ------------
                                                                                  (In millions)
2013:
Total revenues................................................... $  8,766  $  8,632   $  8,018      $  9,884
Total expenses................................................... $  7,843  $  7,771   $  7,758      $  9,106
Income (loss) from continuing operations, net of income tax...... $    673  $    646   $    242      $    580
Income (loss) from discontinued operations, net of income tax.... $     --  $     --   $     --      $      1
Net income (loss)................................................ $    673  $    646   $    242      $    581
Less: Net income (loss) attributable to noncontrolling interests. $    (1)  $      3   $    (5)      $    (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    674  $    643   $    247      $    585
2012:
Total revenues................................................... $  7,635  $ 10,048   $  8,159      $ 10,204
Total expenses................................................... $  7,502  $  7,656   $  7,639      $  9,551
Income (loss) from continuing operations, net of income tax...... $    139  $  1,605   $    396      $    503
Income (loss) from discontinued operations, net of income tax.... $     14  $      3   $     --      $     23
Net income (loss)................................................ $    153  $  1,608   $    396      $    526
Less: Net income (loss) attributable to noncontrolling interests. $     --  $      4   $    (6)      $      4
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    153  $  1,604   $    402      $    522

19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.4 billion, $2.6 billion and $2.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $127 million, $108 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $142 million, $113 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion, $1.6 billion and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively, and were reimbursed to the Company by these affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

19. Related Party Transactions (continued)


  The Company had net payables to affiliates, related to the items discussed above, of $327 million and $346 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 8 and 12 for additional information on related party transactions.

20. Subsequent Events

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MICC, MLI-USA and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter, a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013, resulting in a redistribution of assets held in trust and the cancellation of outstanding letters of credit which were no longer required. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, Metropolitan Life Insurance Company recorded a funds withheld asset, included in other invested assets, of $100 million, a deposit liability, included in other liabilities, of $448 million, an assumed reserve, included in policyholder account balances, of $100 million, and received cash and investments of $448 million from MICC. On December 31, 2013, MICC deposited qualifying investments into a custodial account, which became restricted to secure MICC's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing this custodial account with qualifying investments, Metropolitan Life Insurance Company transferred investments with an estimated fair value of $751 million to MICC and received from MICC qualifying investments with an estimated fair value of $739 million and cash of $12 million in the fourth quarter of 2013. See Note 8. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

  At December 31, 2013, the Company consolidated the MetLife Core Property Fund, a newly formed open ended core real estate fund. As a result of the quarterly reassessment in the first quarter of 2014, it was determined that the MetLife Core Property Fund no longer meets the requirements of a consolidated VIE; accordingly, it will be deconsolidated effective March 31, 2014. See Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                  Amount at
                                                   Cost or       Estimated Fair Which Shown on
Types of Investments                          Amortized Cost (1)     Value      Balance Sheet
--------------------                          ------------------ -------------- --------------
Fixed maturity securities:
Bonds:
Foreign government securities................    $      3,040     $      3,530   $      3,530
U.S. Treasury and agency securities..........          29,508           30,544         30,544
Public utilities.............................          14,765           16,267         16,267
State and political subdivision securities...           5,386            5,777          5,777
All other corporate bonds....................          71,126           75,299         75,299
                                                 ------------     ------------   ------------
Total bonds..................................         123,825          131,417        131,417
Mortgage-backed and asset-backed securities..          40,111           40,910         40,910
Redeemable preferred stock...................           1,435            1,419          1,419
                                                 ------------     ------------   ------------
Total fixed maturity securities..............         165,371          173,746        173,746
                                                 ------------     ------------   ------------
Trading and fair value option securities.....             718              723            723
                                                 ------------     ------------   ------------
Equity securities:
Common stock:
Industrial, miscellaneous and all other......           1,070            1,164          1,164
Non-redeemable preferred stock...............             743              728            728
                                                 ------------     ------------   ------------
Total equity securities......................           1,813            1,892          1,892
                                                 ------------     ------------   ------------
Mortgage loans:
Held-for-investment..........................          46,021                          46,021
Held-for-sale................................               3                               3
                                                 ------------                    ------------
Mortgage loans, net..........................          46,024                          46,024
                                                 ------------                    ------------
Policy loans.................................           8,421                           8,421
Real estate and real estate joint ventures...           7,449                           7,449
Real estate acquired in satisfaction of debt.             349                             349
Other limited partnership interests..........           4,716                           4,716
Short-term investments.......................           5,962                           5,962
Other invested assets........................          10,589                          10,589
                                                 ------------                    ------------
Total investments............................    $    251,412                    $    259,871
                                                 ============                    ============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------              -------- ----------------------- ------------ ------------ ----------------- -----------
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======
2012
Retail.............. $  5,407       $   64,757         $  31,393      $  610         $   36         $  539
Group, Voluntary &
  Worksite Benefits.      337           19,599             8,918          --            248             --
Corporate Benefit
  Funding...........       88           38,645            54,406          --             --             38
Corporate & Other...       --              476                (1)         --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  5,832       $  123,477         $  94,716      $  610         $  284         $  577
                     ========       ==========         =========      ======         ======         ======
2011
Retail.............. $  5,921       $   63,460         $  31,811      $  659         $   38         $  556
Group, Voluntary &
  Worksite Benefits.      342           18,207             9,273          --            226             --
Corporate Benefit
  Funding...........       76           36,004            47,748          --             --             47
Corporate & Other...        2              457                24          --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,341       $  118,128         $  88,856      $  659         $  264         $  603
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Schedule III -- (Continued)
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                              Policyholder
                                                              Benefits and
                                       Premium                 Claims and     Amortization of
                                       Revenue      Net     Interest Credited  DAC and VOBA      Other
                                      and Policy Investment  to Policyholder    Charged to     Operating
Segment                                Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------                               ---------- ---------- ----------------- --------------- ------------
2013
Retail............................... $   5,456  $   5,067      $   6,059         $  217        $  2,971
Group, Voluntary & Worksite Benefits.    14,420      1,618         13,346             25           1,970
Corporate Benefit Funding............     2,886      4,680          5,813             19             474
Corporate & Other....................        76        420             67             --           1,517
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,838  $  11,785      $  25,285         $  261        $  6,932
                                      =========  =========      =========         ======        ========
2012
Retail............................... $   5,379  $   5,113      $   6,121         $  948        $  3,067
Group, Voluntary & Worksite Benefits.    13,937      1,540         12,747             29           1,878
Corporate Benefit Funding............     2,802      4,636          5,792             12             421
Corporate & Other....................         1        563             (1)             2           1,332
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,119  $  11,852      $  24,659         $  991        $  6,698
                                      =========  =========      =========         ======        ========
2011
Retail............................... $   5,397  $   5,183      $   6,099         $  765        $  3,302
Group, Voluntary & Worksite Benefits.    13,117      1,545         12,058             95           1,753
Corporate Benefit Funding............     1,975      4,478          4,892             14             461
Corporate & Other....................         1        409              4              1           1,435
                                      ---------  ---------      ---------         ------        --------
Total................................ $  20,490  $  11,615      $  23,053         $  875        $  6,951
                                      =========  =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                  % Amount
                               Gross Amount   Ceded     Assumed    Net Amount  Assumed to Net
                               ------------ ---------- ---------- ------------ --------------
2013
Life insurance in-force....... $  2,940,853 $  401,576 $  844,946 $  3,384,223      25.0%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     13,820 $    1,187 $    1,423 $     14,056      10.1%
Accident and health insurance.        6,470         97         46        6,419       0.7%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     20,290 $    1,284 $    1,469 $     20,475       7.2%
                               ============ ========== ========== ============
2012
Life insurance in-force....... $  2,914,815 $  417,026 $  785,391 $  3,283,180      23.9%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     18,982 $      756 $      794 $     19,020       4.2%
Accident and health insurance.          839        535        556          860      64.6%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     19,821 $    1,291 $    1,350 $     19,880       6.8%
                               ============ ========== ========== ============
2011
Life insurance in-force....... $  2,883,535 $  436,286 $  766,216 $  3,213,465      23.8%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     17,572 $      862 $      694 $     17,404       4.0%
Accident and health insurance.          863        525        546          884      61.8%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     18,435 $    1,387 $    1,240 $     18,288       6.8%
                               ============ ========== ========== ============

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $28.7 billion and $189.6 billion, respectively, and life insurance premiums of $51 million and $169 million, respectively.

  Previously reported life insurance in-force amounts for reinsurance ceded for the years ended December 31, 2012 and 2011 have been reduced by $1,551.9 billion and $1,427.0 billion, respectively, to remove the effects of transactions with a subsidiary for life insurance in-force and certain reinsurance agreements recorded using the deposit method of accounting. The related 2012 and 2011 net amounts illustrated in the table above have also been amended by the same amounts. The Company believes the effects of these reductions are immaterial to the prior periods.

                                     PART C



                               OTHER INFORMATION
                               -----------------



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)        Financial Statements

   The financial statements and financial highlights comprising each of the Divisions of the Separate Account are included in Part B hereof. The financial statements of the Separate Account include:

     Report of Independent Registered Public Accounting Firm.


     Statements of Assets and Liabilities as of December 31, 2013.

     Statements of Operations for the year ended December 31, 2013.

     Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012.


     Notes to the Financial Statements.

   The consolidated financial statements of the Company and subsidiary are included in Part B hereof. The consolidated financial statements of the Company and subsidiary include:

     Independent Auditors' Report.


     Consolidated Balance Sheets as of December 31, 2013 and 2012.

     Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011.

   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011.


     Notes to the Consolidated Financial Statements.


   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and report of Independent Registered Public Accounting Firm are included in Part B hereof. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include:


     Report of Independent Registered Public Accounting Firm.

     Consolidated Balance Sheets as of December 31, 2013 and 2012.

     Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011.

   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Equity for the years ended December 31, 2013, 2012 and 2011.

     Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011.


     Notes to the Consolidated Financial Statements.


(b)        Exhibits

   (1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account (F16)

   (2)         Not Applicable

   (3) (a)     Form of Distribution Agreement (F3)

     (b)        Form of Selling Agreement (F2)

     (c) Additional Form of Selling Agreement (MetLife Investors Distribution Company Retail Sales Agreement). (F17)

   (4) (a) Form of tax sheltered group variable annuity contract (No. V82-300) (F10)

     (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) (F10)

     (c)        Form of variable annuity (tax qualified) (No. V82-400) (F10)

     (d)        Form of individual variable annuity (non-tax qualified) (No.
                10013) (F10)

     (e)        Form of individual variable annuity (tax qualified) (No. 10014)
                (F10)

     (f)        Form of tax sheltered group variable annuity contract (No.
                10015) (F10)

     (g)        Form of tax sheltered group variable annuity certificate (No.
                10016) (F10)

     (h)        Endorsement related to the reorganization of Separate Account
                (F16)

     (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

     (j)        Form of endorsement allowing other Fund sponsors (No. 1098900)
                (F9)

     (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) (F9)

     (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

     (m) Form of endorsement relating to the Unemployment Compensation Amendments (No. 1 E6) (F9)

     (n)        Form of Tax-Sheltered Annuity Endorsement 6A-398-3 (12/08)
                (F23)

     (o)        Form of 401(a)/403(a) Plan Endorsement GA-401-3 (5/11) (F24)

   (5)         Form of application (F5)

   (6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company (F11)

     (b)        By-laws of General American Life Insurance Company (F12)

     (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)

     (d) General American Life Insurance Company Amended and Restated By-Laws Adopted: October 24, 2002. (F12)

     (e) Certificate of Amended and Restated Articles of Incorporation of General American Life Insurance Company as Amended September 10, 1997 Amended October 24, 2002 Amended June 16, 2004. (F18)

   (7)         Not applicable

   (8) (i) (a) Amended and Restated Participation Agreement Among Variable
               Insurance Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

     (i) (b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

     (i) (c) Amendment and Assignment of Variable Insurance Products I's Participation Agreement, dated October 28, 1994, as amended, and Variable Insurance Products Fund II's Participation Agreement dated October 28, 1994, as amended, consented to by General American Life Insurance Company on June 20, 2007. (F20)


     (i) (d) Summary Prospectus Agreement Among Fidelity Distributors Corporation and General American Life Insurance Company et al. (effective 4-30-10). (F23)


     (i) (e) Amendment Participation Agreement Among Variable Insurance Products Fund II, Variable Insurance Products Fund V, Fidelity Distributors Corporation and General American Life Insurance Company (effective 7-1-12) (F25)

     (ii) (a) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)

     (ii) (b) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)

     (ii) (c) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company. (F18)

     (ii) (d) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company.
                (effective 8-31-2007)(F20)

     (ii) (e) Amendment to Participation Agreement in effect between Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (F24)

     (iii) (a)  Participation Agreement Among Met Investors Series Trust, Met
                Investors Advisory, LLC, MetLife Investors Distribution Company and General American Life Insurance Company.
                (effective 4-30-2001)(F19)


     (iii) (b)  First Amendment to the Participation Agreement Among Met
                Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company, and General American Life Insurance Company (F21)


     (iii) (c)  Amendment to Participation Agreement in effective between Met
                Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (F24)

     (iv) Amended and Restated Net Worth Maintenance Agreement by and between Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)

   (9)         Opinion of Counsel (F15)

   (10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (filed herewith)

   (11)        Not applicable

   (12)        Not applicable


   (13) (i) Powers of Attorney for Eric T. Steigerwalt, Peter M. Carlson, Anne Belden, Kimberly A. Berwanger, Paul G. Cellupica, Elizabeth M. Forget,
   Paul A. LiPiana, Gene L. Lunman and Stanley J. Talbi (F25)

     (ii) Power of Attorney for Meghan S. Doscher (filed herewith)

(F2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 033-10146.
(F3) Incorporated herein by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement.
(F5) Incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement.
(F9) Incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement.
(F10) Incorporated herein by reference to Post-Effective Amendment No. 43 to this Registration Statement.
(F11) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iii) on June 9, 2003.
(F12) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iv) on June 9, 2003.
(F13) Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.
(F14) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.
(F15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File Nos. 002-39272/811-02162, filed on April 29, 2003.
(F16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 50 on Form N-4 to the registration statement, File Nos. 002-39272/811-2162, filed on April 29, 2004.
(F17) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 53 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 27, 2006.

(F18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2007.

(F19) Incorporated herein by reference to Post-Effective Amendment No. 5 on Form S-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-53477/811-04901 (VUL 98), filed as Exhibit 14(x) on April 30, 2002.

(F20) Incorporated herein by reference to Post-Effective Amendment No. 55 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2008.

(F21) Incorporated herein by reference to Post-Effective Amendment No. 56 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2009.

(F22) Incorporated herein by reference to Post-Effective Amendment No. 57 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 27, 2010.


(F23) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 25, 2011.



(F24) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 59 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 26, 2012.



(F25) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 60 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2013.




ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   -------------------------------------------------------------
Eric T. Steigerwalt                     Chairman of the Board, President and Chief Executive Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Peter M. Carlson                        Director Executive Vice President and Chief Accounting Officer
1095 Avenue of the Americas
New York, NY 10036



Anne Belden                             Vice President - Finance
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101



Kimberly A. Berwanger                   Director
1095 Avenue of the Americas
New York, NY 10036



Paul G. Cellupica                       Director
1095 Avenue of the Americas
New York, NY 10036




Meghan S. Doscher                       Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Elizabeth M. Forget                     Director
1095 Avenue of the Americas
New York, NY 10036





Paul A. LiPiana                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gene L. Lunman                          Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




Stanley J. Talbi                        Director
1095 Avenue of the Americas
New York, NY 10036



Robin Lenna                             Executive Vice President
200 Park Avenue, 12th Floor
New York, NY 10166



Marlene B. Debel                        Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036



Jonathan L. Rosenthal                   Senior Vice President and Chief Hedging
10 Park Avenue Officer
Morristown, NJ 07962



Roberto Baron                           Senior Vice President
1095 Avenue of the Americas
New York, NY 10036



Andrew Kaniuk                           Vice President and Senior Actuary
501 Route 22
Bridgewater, NJ 08807




Stewart M. Ashkenazy                    Vice President and Senior Actuary, and Illustration Actuary
1095 Avenue of the Americas Actuary
New York, NY 10036




Richard J. Barquist                     Vice President
27-01 Queens Plaza North
Long Island City, NY 11101



Mark J. Davis                           Vice President
501 Route 22
Bridgewater, NJ 08807



Lynn A. Dumais                          Vice President
18210 Crane Nest Drive
Tampa, FL 33647



Geoffrey A. Fradkin                     Vice President
501 Route 22
Bridgewater, NJ 08807




Ignazio J. Greco                        Vice President
277 Park Avenue
46th Floor
New York, NY 10172




John J. Iwanicki                        Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Karen A. Johnson                        Vice President
One Financial Center
Boston, MA 02111




James W. Koeger                         Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128




Christopher A. Kremer                   Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101





Timothy J. McLinden                     Vice President
277 Park Avenue
46th Floor
New York, NY 10172





James J. Reilly                         Vice President
One Financial Center
Boston, MA 02111





Mark S. Reilly                          Vice President and Illustration Actuary
1300 Hall Boulevard
Bloomfield, CT 06002




Thomas J. Schuster                      Vice President
200 Park Avenue, 12th Floor
New York, NY 10166




Robert L. Staffier                      Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101





Henryk Sulikowski, Jr.                  Vice President and Actuary
18210 Crane Nest Drive
Tampa, FL 33647




Nan D. Tecotzky                         Vice President
200 Park Avenue, 12th Floor
New York, NY 10166




Dorothy P. Thomas                       Vice President
200 Park Avenue, 12th Floor
New York, NY 10166


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2014 there were 3,232 contract owners of qualified contracts and 500 contract owners of non-qualified contracts.



ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policy holders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions: "BE IT RESOLVED THAT

1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

   (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):
              Met Investors Series Trust
              MetLife Investors USA Separate Account A
              MetLife Investors Variable Annuity Account One
              MetLife Investors Variable Life Account One
              First MetLife Investors Variable Annuity Account One
              General American Separate Account Twenty-Eight
              General American Separate Account Twenty-Nine
              General American Separate Account Eleven
              Security Equity Separate Account Twenty-Six
              Security Equity Separate Account Twenty-Seven
              MetLife of CT Fund UL for Variable Life Insurance
              MetLife of CT Fund UL III for Variable Life Insurance Metropolitan Life Variable Annuity Separate Account II
              MetLife of CT Separate Account Eleven for Variable Annuities Metropolitan Life Separate Account E
              Metropolitan Life Separate Account UL
              Paragon Separate Account A
              Paragon Separate Account B
              Paragon Separate Account C
              Paragon Separate Account D
              Metropolitan Series Fund
              Metropolitan Tower Life Separate Account One
              Metropolitan Tower Life Separate Account Two

              New England Life Retirement Investment Account
              New England Variable Annuity Fund I
              New England Variable Annuity Separate Account
              New England Variable Life Separate Account
              Separate Account No. 13S

   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------   ---------------------------------------
Elizabeth M. Forget                     Director and President
1095 Avenue of the Americas
New York, NY 10036





Paul A. LaPiana                         Director and Executive Vice President, National Sales Manager-Life
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Jay S. Kaduson                          Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Andrew Aiello                           Senior Vice President, Channel Head-National Accounts
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Tyla L. Reynolds                        Vice President and Secretary
600 North King Street
Wilmington, DE 19801




Marlene B. Debel                        Treasurer
1095 Avenue of the Americas
New York, NY 10036



John G. Martinez                        Vice President, Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647




John Peter Kyne, III                    Vice President, Director of Compliance
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





David DeCarlo                           Vice President
5 Park Plaza Suite 1900
Irvine, CA 92614





Paul M. Kos                             Vice President
5 Park Plaza Suite 1900
Irvine, CA 92614



(c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                       (2)
                      (1)                       NET UNDERWRITING        (3)            (4)
               NAME OF PRINCIPAL                  DISCOUNTS AND     COMPENSATION    BROKERAGE        (5)
                  UNDERWRITER                      COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
---------------------------------------------- ------------------ --------------- ------------- -------------
MetLife Investors Distribution Company........ $2,029,737         $0              $0            $0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

   (a)        Registrant

   (b) Metropolitan Life Insurance Company, 200 Park Avenue, New York, New York 10166-0188


   (c) MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036


   (d) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128

   (e)        IBM Global Services, 2000 Wade Hampton Boulevard, Greenville, SC
              29615

   (f)        MetLife, 1095 Avenue of the Americas, New York, NY 10036

   (g)        MetLife, 18210 Crane Nest Drive, Tampa, FL 33647


   (h)        MetLife, One Financial Center, Boston, MA 02111



ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

   (a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

   (d) Registrant represents that it is relying upon a Securities and Exchange Commission "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

   (e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the city of Boston, and The Commonwealth of Massachusetts, on this 22nd day of April, 2014.


                                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                     (Registrant)


                                     By: GENERAL AMERICAN LIFE INSURANCE
                                     COMPANY


                                     By: /s/ Karen A. Johnson
                                        ---------------------------------------

                                        Karen A. Johnson

                                        Vice President


                                     By: GENERAL AMERICAN LIFE INSURANCE
                                        COMPANY
                                        (Depositor)


                                     By: /s/ Karen A. Johnson
                                        ---------------------------------------

                                        Karen A. Johnson

                                        Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 22, 2014.


           Signature                                             Title
     /s/ Eric T. Steigerwalt*      Chairman of the Board, President and Chief Executive Officer
-----------------------------
        Eric T. Steigerwalt

       /s/ Peter M. Carlson*       Director, Executive Vice President and Chief Accounting Officer
-----------------------------
          Peter M. Carlson

          /s/ Anne Belden*         Vice-President, Finance
-----------------------------
          Anne Belden

   /s/ Kimberly A. Berwanger*      Director
-----------------------------
      Kimberly A. Berwanger

      /s/ Paul G. Cellupica*       Director
-----------------------------
         Paul G. Cellupica

      /s/ Meghan S. Doscher*       Director
-----------------------------
         Meghan S. Doscher

     /s/ Elizabeth M. Forget*      Director
-----------------------------
        Elizabeth M. Forget

       /s/ Paul A. LaPiana*        Director
-----------------------------
          Paul A. LaPiana

        /s/ Gene L. Lunman*        Director
-----------------------------
           Gene L. Lunman
       /s/ Stanley J. Talbi*       Director
-----------------------------
          Stanley J. Talbi

*By:  /s/ Michele H. Abate
     -------------------------------
     Michele H. Abate, Attorney-In-Fact

     April 22, 2014

* General American Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Exhibit 13 to Registrant's Post-Effective Amendment No. 60 (File Nos. 002-39272/811-02162) filed April 23, 2013, except for the power of attorney for Meghan S. Doscher filed herewith.

                               INDEX TO EXHIBITS




10 Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)


13             Power of Attorney